                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       FUTURELINK DISTRIBUTION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
               COMMON STOCK
          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
               6,000,000
          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
             $51,750,000.00
          ----------------------------------------------------------------------

     (5)  Total fee paid:
               $10,350.00
          ----------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                         FUTURELINK DISTRIBUTION CORP.

                   NOTICE OF ANNUAL AND EXTRAORDINARY MEETING

                           OF HOLDERS OF COMMON STOCK

                        TO BE HELD ON SEPTEMBER 23, 1999

                                     -AND -


                                PROXY STATEMENT



This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the management of FutureLink Distribution Corp. ("FutureLink") for use at the Annual and Extraordinary Meeting of securityholders of FutureLink to be held on September 23, 1999 at the time and place and for the purposes set out in the accompanying Notice of Annual and Extraordinary Meeting and any adjournment thereof.



No person has been authorized to give any information or make any representation in connection with any matters to be considered at the Annual and Extraordinary Meeting other than as contained in this Proxy Statement and, if given or made, any such information or representation must not be relied upon as having been authorized.



                                AUGUST 30, 1999

                         FUTURELINK DISTRIBUTION CORP.

                        SUITE 300, 250 - 6TH AVENUE S.W.
                        CALGARY, ALBERTA CANADA T2P 3H7

           NOTICE OF ANNUAL AND EXTRAORDINARY MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 23, 1999

NOTICE IS HEREBY GIVEN that the Annual and Extraordinary Meeting (the "Meeting") of holders of common stock ("Common Shares") of FutureLink Distribution Corp. ("FutureLink" or the "Company") will be held at the Costa Mesa Marriott Suites Hotel, 500 Anton Boulevard, Costa Mesa California, 92626 at 11:00 a.m., Pacific Standard Time, on Thursday, September 23, 1999, for the following purposes:


     1. to consider and, if thought fit, approve the Company's acquisition, through its wholly-owned subsidiary, FutureLink California Acquisition Corp. ("Acquisition Co."), of Executive LAN Management, Inc., carrying on business as Micro Visions ("Micro Visions"), the total consideration payable by the Company for all of the issued and outstanding shares of Micro Visions being $12,000,000 consideration and 6,000,000 Common Shares, as well as provisions for the current shareholders of Micro Visions to earn an additional 2,400,000 Common Shares should certain performance criteria be met, and the subsequent merger of Acquisition Co. and Micro Visions (the "Acquisition");



     2. to consider and, if thought fit, approve the merger of the Company with its wholly-owned subsidiary, Acquisition Co., a Delaware corporation (the "Reincorporation") substantially on the terms set out in the Agreement and Plan of Merger dated as of August 1, 1999 between the Company and Acquisition Co. (the "Reincorporation Agreement"), with the Delaware corporation to survive the merger;



     3. to consider and, if thought fit, approve the Company's Amended and Restated Stock Option Plan and those stock options granted by the Company in excess of the Company's existing Stock Option Plan but in accordance with the Amended and Restated Stock Option Plan;


     4. to consider, ratify and confirm the one (1) for five (5) reverse stock split the Company effected on June 1, 1999;


     5. to set the number of directors at seven (7) and to elect the Board of Directors for the ensuing year;



     6. to appoint auditors of the Company for the ensuing year, at a remuneration to be fixed by the Board of Directors; and



     7. to transact other such business as may be properly brought before the meeting.


     Specific details of the matters proposed to be put before the Meeting are set forth in the accompanying Proxy Statement (the "Proxy Statement") accompanying this Notice of Annual and Extraordinary Meeting, including the full text of the extraordinary resolutions approving both the Acquisition and the Reincorporation, which are annexed as Schedules to the Proxy Statement. A copy of the Reincorporation Agreement is attached as Schedule "A" to the Proxy Statement.


     FutureLink Shareholders have the right to dissent from the extraordinary resolution approving the Acquisition and the Reincorporation in accordance with
Article 113 of the Colorado Business Corporation Act (the "CBCA"), and, if the Acquisition and the Reincorporation become effective, to be paid the fair value of their Common Shares by FutureLink. A Shareholder wishing to exercise rights of dissent with respect to the Acquisition or the Reincorporation must send to FutureLink a written objection to the resolution approving the Acquisition or the Reincorporation, which written objection must be received by FutureLink at its principal office (at Suite 300, 250 - 6th Avenue S.W., Calgary, Alberta, Canada T2P 3H7) or by the Chairman of the Meeting at or before the Meeting. This dissent right is more particularly described in Article 113 of the CBCA, and set forth in Schedule "C", to the accompanying Proxy Statement. FAILURE TO

STRICTLY COMPLY WITH THE REQUIREMENTS SET FORTH IN ARTICLE 113 OF THE CBCA MAY RESULT IN THE LOSS OF ANY RIGHT OF DISSENT. BENEFICIAL HOLDERS OF COMMON SHARES REGISTERED IN THE NAME OF A BROKER, CUSTODIAN, NOMINEE OR OTHER INTERMEDIARY WHO WISH TO DISSENT SHOULD BE AWARE THAT ONLY THE REGISTERED HOLDERS OF SUCH COMMON SHARES ARE ENTITLED TO DISSENT. ACCORDINGLY, A BENEFICIAL OWNER OF COMMON SHARES DESIRING TO EXERCISE HIS RIGHT OF DISSENT MUST MAKE ARRANGEMENTS FOR THE COMMON SHARES BENEFICIALLY OWNED BY HIM TO BE REGISTERED IN HIS NAME PRIOR TO THE TIME THE WRITTEN OBJECTION TO THE EXTRAORDINARY RESOLUTION APPROVING THE ACQUISITION OR THE REINCORPORATION IS REQUIRED TO BE RECEIVED OR, ALTERNATIVELY, MAKE ARRANGEMENTS FOR THE REGISTERED HOLDER OF HIS COMMON SHARES TO DISSENT ON HIS BEHALF.


     The record date for the determination of FutureLink Shareholders entitled to receive notice of the Meeting is August 23, 1999 (the "Record Date"). FutureLink Shareholders whose names have been entered in the register of FutureLink Shareholders at the close of business on that date will be entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

DATED at the City of Irvine, California, this 30th day of August, 1999.

BY ORDER OF THE BOARD OF DIRECTORS
OF FUTURELINK DISTRIBUTION CORP.

"Philip R. Ladouceur"
Philip R. Ladouceur
Executive Chairman

                                   IMPORTANT

     It is desirable that as many shares as possible be represented at the Meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed instrument of proxy and return it as soon as possible in the envelope provided for that purpose. In accordance with the bylaws of the Company, all proxies, to be valid, must be deposited with the Company's Proxy Solicitation Agent, Georgeson & Co., Wall Street Plaza, New York, N.Y. 10005 or at the current principal office of the Company, Suite 300, 250 - 6th Avenue S.W., Calgary, Alberta, CANADA T2P 3H7, no later than 5:00 p.m., local time, on the day prior to the Meeting or any adjournment thereof.

     THE RESOLUTIONS TO BE CONSIDERED BY SHAREHOLDERS FOR THEIR APPROVAL HAVE VARIOUS VOTING REQUIREMENTS, AS FOLLOWS:


     RESOLUTIONS 1 AND 2, ABOVE, REGARDING THE ACQUISITION AND REINCORPORATION REQUIRE THE APPROVAL OF NO LESS THAN 2/3 OF THE OUTSTANDING COMMON SHARES.



     RESOLUTIONS 3, 4, 5 AND 6 ABOVE, REGARDING THE AMENDED AND RESTATED STOCK OPTION PLAN, THE RATIFICATION OF THE ONE (1) FOR FIVE (5) REVERSE STOCK SPLIT, ELECTION OF DIRECTORS AND APPOINTMENT OF AUDITORS, RESPECTIVELY, REQUIRE THE APPROVAL OF THE MAJORITY (50% PLUS ONE) OF THE COMMON SHARES REPRESENTED AT SUCH SHAREHOLDERS' MEETING ASSUMING A QUORUM OF SHAREHOLDERS PRESENT AT THE MEETING IN PERSON OR BY PROXY HOLDING A MAJORITY (50% PLUS ONE) OF THE ISSUED AND OUTSTANDING COMMON SHARES.


     GIVEN THE HIGH VOTER TURNOUT (AND VOTING) REQUIREMENTS SET FORTH ABOVE, ALL SHAREHOLDERS ARE ENCOURAGED TO TAKE STEPS TO VOTE THEIR COMMON SHARES, EITHER IN PERSON OR BY PROXY.

                         FUTURELINK DISTRIBUTION CORP.


                                PROXY STATEMENT


                ANNUAL AND EXTRAORDINARY MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 1999


     This Proxy Statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by the Management of FutureLink Distribution Corp., a Colorado corporation (the "Company"), for use at the Annual and Extraordinary Meeting of the holders of shares of the Company's common stock (the "Common Shares") to be held at the Costa Mesa Marriott Suites Hotel, 500 Anton Boulevard, Costa Mesa, California, 92626, on Thursday, the 23rd day of September, 1999 at 11:00 a.m. (Pacific time), or at any adjournment thereof (the "Meeting"), for the purposes set forth in the Notice of Meeting. There is enclosed herewith a form of proxy for use at the Meeting, together with the audited financial statements of the Company for the fiscal year ended December 31, 1998 as well as the unaudited interim financial statements for the period ended June 30, 1999 to be presented for discussion at the Meeting. Each shareholder of the Company ("Shareholder") who is entitled to attend at meetings of Shareholders is encouraged to participate in the Meeting and Shareholders are urged to vote in person or by proxy on matters to be considered.



     This proxy may be revoked by the person giving it at any time prior to it's use.



     All capitalized terms used herein but not otherwise defined herein have the meanings set forth under the headings "Glossary of Terms". In this Proxy Statement, unless otherwise specified, all dollar amounts are expressed in United States dollars. All summaries of, and references to, the Reincorporation Agreement and the Acquisition Agreement in this Proxy Statement are qualified in their entirety by reference to the complete text of the Reincorporation Agreement and the Acquisition Agreement. A copy of the Reincorporation Agreement is annexed as Schedule "A" to this Proxy Statement. The Acquisition Agreement has been filed with the Securities Exchange Commission in the United States and forms a part of this Proxy Statement. Copies of the Acquisition Agreement or Reincorporation Agreement can be obtained by contacting Kyle Scott, General Counsel to the Company, at (403) 509-5015. YOU ARE URGED TO CAREFULLY READ THE FULL TEXT OF THE REINCORPORATION AGREEMENT AND THE ACQUISITION AGREEMENT.



                             AVAILABLE INFORMATION



     The Company is subject to the informational requirements of the Exchange Act, and the rules and regulations thereunder, and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549, and at the Commission's regional offices located at 1401 Brickell Avenue, Suite 200, Miami, Florida 33131, and 3475 Lenox Road, N.E., Suite 1000, Atlanta, Georgia 30326-1232. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549. Certain reports, proxy statements and other information concerning the Company also can be inspected on the Commission's site on the Internet at http://www.sec.gov.



     THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY, ACQUISITION CO. OR MICRO VISIONS SINCE THE DATE HEREOF OR THAT THE INFORMATION IN THIS PROXY STATEMENT IS CURRENT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.



     The documents listed below have been filed by FutureLink under the Exchange Act with the Securities Exchange Commission and are incorporated into this proxy statement by reference.



     (a) FutureLink's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.



     (b) FutureLink's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.



     (c) FutureLink's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

                               TABLE OF CONTENTS


GLOSSARY OF TERMS...........................................      iv
PART I -- GENERAL PROXY INFORMATION.........................     I-1
  SOLICITATION OF PROXIES...................................     I-1
  APPOINTMENT AND REVOCATION OF PROXIES.....................     I-1
  VOTING OF SECURITIES......................................     I-1
  EXERCISE OF DISCRETION....................................     I-4
PART II -- ACQUISITION OF MICRO VISIONS.....................    II-1
  BACKGROUND TO THE ACQUISITION.............................    II-1
  EFFECT OF THE ACQUISITION.................................    II-2
  DETAILS AND CONDITIONS OF THE ACQUISITION.................    II-2
  COVENANTS.................................................    II-3
  PURPOSE AND BENEFITS OF THE ACQUISITION...................    II-3
  FUTURELINK SHAREHOLDER APPROVAL...........................    II-4
  RECOMMENDATION OF THE BOARD OF DIRECTORS..................    II-4
PART III -- REINCORPORATION IN DELAWARE.....................   III-1
  BACKGROUND TO THE REINCORPORATION.........................   III-1
  THE REINCORPORATION.......................................   III-1
  VOTE REQUIRED FOR THE REINCORPORATION.....................   III-2
  RECOMMENDATION OF THE BOARD OF DIRECTORS..................   III-2
  PRINCIPAL REASONS FOR THE REINCORPORATION.................   III-2
  NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT,
     STOCK OPTION PLAN OR PHYSICAL LOCATION OF THE
     COMPANY................................................   III-3
  ANTI-TAKEOVER IMPLICATIONS................................   III-3
  POSSIBLE DISADVANTAGES....................................   III-4
  COMPARISON OF THE CORPORATION LAWS OF COLORADO AND
     DELAWARE AND OF THE CHARTER DOCUMENTS OF FUTURELINK
     COLORADO AND FUTURELINK DELAWARE.......................   III-4
  FEDERAL INCOME TAX CONSEQUENCES...........................   III-8
  DELAWARE FRANCHISE TAX....................................   III-9
  HOLDING PERIOD FOR PURPOSES OF RULE 144...................  III-10
PART IV -- FURTHER MATTERS TO BE ACTED ON...................    IV-1
  APPROVAL OF AMENDMENT TO STOCK OPTION PLAN AND GRANT OF
     OPTIONS................................................    IV-1
     Terms of the Amended Stock Option Plan.................    IV-3
  FUTURELINK SHAREHOLDER APPROVAL...........................    IV-5
  RECOMMENDATION OF THE BOARD OF DIRECTORS..................    IV-5
  RATIFICATION OF REVERSE STOCK SPLIT.......................    IV-5
     Purposes and Effects of the Reverse Stock Splits.......    IV-6
  FUTURELINK SHAREHOLDER APPROVAL...........................    IV-6
  RECOMMENDATION OF THE BOARD OF DIRECTORS..................    IV-6
  ELECTION OF DIRECTORS.....................................    IV-6
     Committees.............................................    IV-9
     Director Compensation..................................    IV-9
  FUTURELINK SHAREHOLDER APPROVAL...........................   IV-10
  APPOINTMENT OF AUDITORS...................................   IV-10
PART V -- RIGHTS OF DISSENTING SHAREHOLDERS.................     V-1
  DISSENTING SHAREHOLDERS...................................     V-1
  Actions To Be Taken Before the Meeting....................     V-1
  Actions to be Taken Upon or After Approval of the
     Acquisition or Reincorporation.........................     V-1

PART VI -- OTHER MATTERS TO BE ACTED UPON...................    VI-1
PART VII -- INFORMATION CONCERNING FUTURELINK...............   VII-1
  HISTORY OF THE COMPANY....................................   VII-1
  VOTING SHARES AND PRINCIPAL SHAREHOLDERS..................   VII-2
  EXECUTIVE COMPENSATION....................................   VII-2
     Summary of Cash and Certain Other Compensation.........   VII-2
     Summary Compensation Table.............................   VII-2
     Stock Option Plan......................................   VII-3
     Option Grants in Last Fiscal Year......................   VII-3
     Employment Agreements..................................   VII-3
  COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.........   VII-4
  CERTAIN RELATIONSHIPS AND RECENT RELATED TRANSACTIONS.....   VII-4
     Indemnity Agreement....................................   VII-4
     Willson Stationers Contract............................   VII-5
     Other Related Party Transactions.......................   VII-5
  SHARE CAPITAL.............................................   VII-5
  CAPITALIZATION............................................   VII-6
  AUDITORS..................................................   VII-6
  FINANCIAL STATEMENTS......................................   VII-6
  TRANSFER AGENT............................................   VII-6
  RISKS CONCERNING FUTURELINK...............................   VII-6
  RISKS ASSOCIATED WITH THE YEAR 2000.......................  VII-12
PART VIII -- INFORMATION CONCERNING MICRO VISIONS...........  VIII-1
  MICRO VISIONS AND ITS CAPITAL STRUCTURE...................  VIII-1
  MICRO VISIONS SHAREHOLDERS................................  VIII-1
  BUSINESS OF MICRO VISIONS.................................  VIII-1
  CORPORATE OFFICES.........................................  VIII-3
  INTELLECTUAL PROPERTY.....................................  VIII-3
  COMPETITION...............................................  VIII-3
  MAJOR CUSTOMERS...........................................  VIII-3
  MANAGEMENT OF MICRO VISIONS...............................  VIII-3
  EXECUTIVE COMPENSATION....................................  VIII-4
  INDEBTEDNESS OF MICRO VISIONS DIRECTORS AND SENIOR
     OFFICERS...............................................  VIII-4
  INTEREST OF CERTAIN PERSONS AND COMPANIES IN MATTERS TO BE
     ACTED UPON BY MICRO VISIONS............................  VIII-5
  FINANCIAL STATEMENTS OF MICRO VISIONS.....................  VIII-5
  RISK FACTORS..............................................  VIII-5
  LEGAL PROCEEDINGS.........................................  VIII-5
  YEAR 2000.................................................  VIII-5
PART IX -- SHAREHOLDER'S PROPOSALS..........................    IX-1

SCHEDULE "A" -- AGREEMENT AND PLAN OF MERGER................     A-1
                        EXHIBIT "1" -- CERTIFICATE OF
                                       INCORPORATION OF
                                       FUTURELINK CORP......     A-6
                        EXHIBIT "2" -- BY-LAWS OF FUTURELINK
                                       CORP.................     A-9
SCHEDULE "B" -- AMENDED AND RESTATED STOCK OPTION PLAN......     B-1
SCHEDULE "C" -- DISSENT RIGHTS..............................     C-1
SCHEDULE "D" -- ACQUISITION RESOLUTION......................     D-1
SCHEDULE "E" -- REINCORPORATION RESOLUTION..................     E-1
SCHEDULE "F" -- RESOLUTION APPROVING AMENDED AND RESTATED
                STOCK OPTION PLAN...........................     F-1
SCHEDULE "G" -- RATIFICATION OF REVERSE STOCK SPLIT.........     G-1
SCHEDULE "H" -- AUDITED FINANCIAL STATEMENTS AND INTERIM
                UNAUDITED FINANCIAL STATEMENTS FOR
                FUTURELINK..................................     H-1
SCHEDULE "I"  -- AUDITED FINANCIAL STATEMENTS AND INTERIM
                 UNAUDITED FINANCIAL STATEMENTS FOR MICRO
                 VISIONS....................................     I-1
SCHEDULE "J"  -- PRO FORMA FINANCIAL STATEMENTS SHOWING
                 IMPACT OF THE MICRO VISIONS ACQUISITION ON
                 FUTURELINK AS AT JUNE 30, 1999 AND DECEMBER
                 31, 1998...................................     J-1

                               GLOSSARY OF TERMS

     Unless the context indicates otherwise, the following terms shall have the meanings set out below when used in this Proxy Statement, including the Summary. Words importing the singular number may include the plural and vice versa and words importing any gender include all genders.

     "ACQUISITION" means the acquisition of Micro Visions by the Company, involving the acquisition of all MV Shares by the Company through the Company's wholly-owned subsidiary, Acquisition Co., and the subsequent merger of Acquisition Co. and Micro Visions in accordance with the provisions of the Acquisition Agreement, which is subject to Shareholder approval.

     "ACQUISITION AGREEMENT" means the Agreement and Plan of Reorganization and Merger dated June 2, 1999 by and between the Company, Acquisition Co., Micro Visions and the MV Shareholders whereby the Company is to purchase all of the issued and outstanding MV Shares, in accordance with the terms thereof and subject to certain conditions, including Shareholder approval.

     "ACQUISITION CO." or "FUTURELINK DELAWARE" means FutureLink California Acquisition Corp., a Delaware corporation, which is a wholly-owned subsidiary of the Company.

     "ACQUISITION RESOLUTION" refers to the extraordinary resolution to be presented to the Shareholders at the Meeting for approval of the Acquisition and is set out in Schedule "D" attached hereto.


     "AMALCO" or "AMALGAMATED COMPANY" means the continuing company to be constituted upon the Reincorporation becoming effective. Amalco will continue in Delaware using the name "FutureLink Corp." or such other similar name as the Board of Directors may deem appropriate.


     "AMALCO SHARES" means common shares in the authorized capital of Amalco to be issued in exchange for the Common Shares upon Reincorporation.

     "AMENDED STOCK OPTION PLAN" means the Amended and Restated Stock Option Plan, amended such that Options may be granted to consultants and other persons important to the Company, for the number of unissued Common Shares issuable upon exercise of outstanding Options to be set at 20% of the outstanding Common Shares, on a fully-diluted basis (not including Common Shares underlying Options), and setting minimum limits for vesting of Options, which is subject to approval by the Shareholders at the Meeting -- see "Approval of Amended Stock Option Plan and Grant of Options".

     "BOARD OF DIRECTORS" refers to the board of directors of FutureLink.

     "CBCA" means the Colorado Business Corporation Act, Colorado Revised Statutes, Title 7, Articles 101 to 117, as amended, including the regulations promulgated thereunder.

     "COMMON SHARES" means shares of common stock, $0.0001 par value, in the currently authorized capital of the Company, as constituted following the one
(1) for five (5) reverse split of the Company's common stock effected June 1, 1999.


     "COMPANY" or "FUTURELINK" or "FUTURELINK COLORADO" means FutureLink Distribution Corp., a Colorado corporation.



     "CONTROL PERSON" means a person or company that owns more than 20% of the voting shares of the Company, or a sufficient number of shares so as to materially affect the control of the Company.



     "DISSENTING SHAREHOLDER" means any shareholder who chooses to dissent to the proposed Acquisition or Reincorporation in accordance with Article 113 of the CBCA. See "Rights of Dissenting Shareholders".


     "DOLLARS" or "$" means U.S. dollars.

     "EFFECTIVE DATE" means the proposed effective date of September 30, 1999 for the Acquisition, if approved, or such other date as may be approved by the Board of Directors. See "Acquisition of Micro Visions".


     "MV SHARES" means the shares of common stock in the capital of Micro
Visions.

     "MV SHAREHOLDERS" means the current shareholders of issued and outstanding MV Shares.

     "M$" means thousands of Dollars.


     "MEETING" means the annual and extraordinary meeting of Shareholders of the Company scheduled for September 23, 1999.



     "MERGER" means the proposed merger of the Acquisition Co. with Micro Visions under the provisions of the Acquisition Agreement, assuming Shareholders approve the Acquisition, which may be effected by the Board of Directors on or before June 30, 2000.



     "MICRO VISIONS" means Executive LAN Management, Inc., doing business as "Micro Visions", a California Subchapter "S" corporation.



     "NOTICE OF DISSENT" means the formal notice to be given by a Dissenting Shareholder to the Company in order to claim the right of dissent with respect to either the proposed Acquisition or the proposed Reincorporation in accordance with Article 113 of the CBCA. See "Rights of Dissenting Shareholders".


     "OPTION HOLDER" means a person who has been granted Options in accordance with the Stock Option Plan.

     "OPTIONS" means options to purchase previously unissued Common Shares granted pursuant to the Stock Option Plan (or upon amendment, the Amended Stock Option Plan).


     "PERFORMANCE SHARES" means the up to 2,400,000 additional Common Shares which may be issued to Micro Visions Shareholders should Micro Visions achieve certain performance criteria as set forth in the Acquisition Agreement.



     "PROXY STATEMENT" means this Proxy Statement dated August 30, 1999 sent to Shareholders in connection with the Meeting.


     "REINCORPORATION" refers to the process whereby the Company merges with Acquisition Co. pursuant to the Reincorporation Agreement with the reincorporated entity surviving as a Delaware corporation.

     "REINCORPORATION AGREEMENT" means the Agreement and Plan of Merger dated as of August 1, 1999 between the Company and its wholly-owned subsidiary, Acquisition Co., whereby the two companies formally agreed to merge such that the reincorporated entity survives as a Delaware corporation. See
"Reincorporation in Delaware".


     "REINCORPORATION RESOLUTION" refers to the extraordinary resolution to be presented to the shareholders at the Meeting for approval of the Reincorporation and set out in Schedule "E" attached hereto.


     "SHAREHOLDER" or "SHAREHOLDERS" means the shareholder or shareholders of issued and outstanding Common Shares.

     "STOCK OPTION PLAN" means the Company's stock option plan dated June 28, 1998 and amended on December 1, 1998 which permits the Board of Directors, or a committee thereof, to grant Options to directors, officers and employees of the Company.

                      PART I -- GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF FUTURELINK FOR USE AT THE MEETING, AT THE TIME AND PLACE AND FOR THE PURPOSES SET OUT IN THE ACCOMPANYING NOTICE OF ANNUAL AND EXTRAORDINARY MEETING.

     The solicitation of proxies will be primarily by mail but proxies may also be solicited personally or by telephone or other methods of communication by regular employees of FutureLink without additional compensation or by such agents as FutureLink may appoint. The cost of solicitation will be borne by FutureLink. FutureLink may retain the services of agents to solicit proxies from FutureLink Shareholders on behalf of management for the Meeting. In such event, FutureLink may compensate any such agents so retained for such services, including reimbursement for reasonable out-of-pocket expenses, including legal costs, and may indemnify them in respect of certain liabilities which may be incurred by them in performing their services.


     It is desirable that as many shares as possible be represented at the meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed instrument of proxy and return it as soon as possible in the envelope provided for that purpose. All proxies, to be valid, must be deposited with the Company's proxy solicitation agent (the "Solicitation Agent"), Georgeson & Co., Wall Street Plaza, New York, NY 10005 or at the current principal office of the Company, Suite 300, 250 - 6th Avenue S.W., Calgary, Alberta, Canada T2P 3H7, no later than 5:00 p.m., local time, on the date before the meeting or any adjournment thereof.


     No person is authorized to give any information or to make any representations other than those contained in this Proxy Statement and if given or made, such information must not be relied upon as having been authorized.

APPOINTMENT AND REVOCATION OF PROXIES

     Each Shareholder submitting a proxy has the right to appoint a person to represent him, her or it at the Meeting other than the person designated in the form of proxy furnished by the Company. The Shareholder may exercise this right by striking out the names of the persons so designated and inserting the name of the desired representative in the blank space provided, or by completing another form of proxy and in either case depositing the proxy with the Solicitation Agent or with the Company, at the places and within the times specified above for the deposit of proxies.


     An instrument of proxy may be revoked by the person giving it at any time prior to the exercise thereof. If a person who has given a proxy attends personally at the Meeting at which such proxy is to be voted, such person may revoke the proxy and vote in person. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the Shareholder or his attorney authorized in writing, or if the Shareholder is a corporation, under seal or by an officer or attorney thereof duly authorized, and deposited with the Company's solicitation agent, Georgeson & Co., Wall Street Plaza, New York, NY 10005 or with the Company, at its principal office, 300, 250 - 6th Avenue S.W., Calgary, Alberta, Canada T2P 3H7 before the close of business (local time) on the last business day preceding the date of the Meeting. THE CLOSE OF BUSINESS ON AUGUST 23, 1999 IS THE RECORD DATE FOR THE DETERMINATION OF HOLDERS OF COMMON SHARES WHO ARE ENTITLED TO NOTICE OF AND TO ATTEND AND VOTE AT THE MEETING.


VOTING OF SECURITIES

     As at August 1, 1999 there were 6,441,913 Common Shares issued and outstanding. Each Common Share entitles the holder to one vote on any ballot at the Meeting. FutureLink will prepare, as of the Record Date, a list of Shareholders entitled to receive the Notice of Annual and Extraordinary Meeting which also shows the number of Common Shares held by each such holder. A Shareholder named in the list is entitled to vote the Common Shares shown opposite his or her name at the Meeting.

     The following table sets forth the number and percentage of the outstanding shares of Common Shares owned beneficially as of August 1, 1999, by each director as of such date, by the four most highly compensated executive officers including the Chief Executive Officer, Philip Ladouceur, Raghu Kilambi, Bill Arnett and Vincent Romano and by each person who, to the knowledge of the Company, beneficially owned more that 5% of any class of the Company's voting stock on such date.



                                                               SHARES OF COMMON    PERCENTAGE
                                                              STOCK BENEFICIALLY   OF COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER                               OWNED(1)         STOCK(2)
------------------------------------                          ------------------   ----------
Cameron B. Chell............................................        757,526(3)       10.7%
306 - 20th Street NW
Calgary, Alberta, Canada T2N 2K3
Raghu Kilambi...............................................        433,750(4)        6.4%
1306, 804 3rd -- Street S.W.
Calgary, Alberta, Canada T2P 0G9
Philip R. Ladouceur.........................................        323,000(5)        4.8%
119 Valley Ridge Green NW
Calgary, Alberta, Canada T3B 5L5
F. Bryson Farrill...........................................        107,500(6)        1.7%
305 Old Oaks Road
Fairfield, Connecticut 06432
Robert J. Kubbernus.........................................        108,500(7)        1.7%
300 Water Stone Crescent
Airdrie, Alberta, Canada T4B 1H4
Michael S. Falk.............................................      1,033,361(8)       13.8%
One Beekman Place
New York, New York 10022
Timothy P. Flynn............................................        607,647(9)        8.6%
1517 Champion Hills
Las Vegas, Nevada 89134
William (Bill) V. Arnett....................................         75,000(10)       1.2%
5 Sunlake Street S.E.
Calgary, Alberta, Canada T2X 3J1
Vincent L. Romano Jr........................................        295,329(11)       4.5%
7410 Walton Lane
Annandale, Virginia 22003
Directors and Highest Paid executives, as a Group...........      3,741,613          38.8%
Other Principal Securityholders.............................      2,582,431          28.6%
Commonwealth Associates, L.P.
830 Third Avenue
New York, New York 10022


---------------

NOTES:

(1) The Shares of Common Stock Beneficially owned have been calculated in accordance with Reg. 13(d)-3. The figures include all shares owned by the beneficial owner and all Options, Warrants and Shares issuable on conversion of debt which vest within 60 days of the date of this Proxy Statement. The number of Common Shares that are actually issued and outstanding for:
    Cameron Chell -- 115,550; Raghu Kilambi -- 60,000; Philip R. Ladouceur -- 48,000; Bryson Farrill -- 45,000; Robert J. Kubbernus -- 46,000; Michael S. Falk -- 0; Timothy P. Flynn -- 0; Bill V. Arnett -- 0; Vincent L. Romano Jr. -- 232,829; Directors and Highest Paid executives -- 547,379; Commonwealth Associates, L.P. -- 0.

(2) Based upon 6,441,913 Common Shares outstanding (and paid for) as of August 1, 1999 on a post 1 for 5 reverse split basis. This number does not include any Common Shares underlying convertible debentures, warrants or Options not yet converted or exercised.



(3) Includes Options for the purchase of 100,000 Common Shares exercisable at $3.80 per share which vested on June 29, 1998 and 1999 and Options for the purchase of 175,000 Common Shares exercisable at $3.15 per share which vested on June 1, 1999. Also includes Warrants for the purchase of 75,310 Common Shares at $2.00 per share prior to February 22, 2000, $3.00 per share prior to February 22, 2001 and $4.00 per share prior to February 22, 2002. Also includes warrants for the purchase of 125,000 Common Shares at $1.50 per share expiring April 29, 2006 and 166,666 Common Shares issuable on conversion of a $250,000 convertible note due April 29, 2000 which is convertible at $1.50 per share.



(4) Includes Options for the purchase of 100,000 Common Shares exercisable at $3.80 per share which vested on June 29, 1998 and 1999 and Options for the purchase of 125,000 Common Shares exercisable at $3.15 per share which vested on June 1, 1999. Also includes warrants for the purchase of 63,750 Common Shares at $1.50 per share expiring April 29, 2006 and 85,000 Common Shares issuable on conversion of a $127,000 convertible note due April 29, 2000 which is convertible at $1.50 per share.



(5) Includes Options for the purchase of 100,000 Common Shares exercisable at $3.80 per share which vested on July 16, 1998 and 1999 plus Options to acquire 175,000 Common Shares exercisable at $3.15 per share which vested on June 1, 1999.



(6) Includes Options for the purchase of 50,000 Common Shares exercisable at $3.80 per share which vested on June 29, 1998 and 1999 plus Options for the purchase of 12,500 Common Shares exercisable at $3.15 per share which vested on June 1, 1999.



(7) Includes Options for the purchase of 50,000 Common Shares exercisable at $3.80 per share which vested on June 29, 1998 and 1999 plus Options for the purchase of 12,500 Common Shares exercisable at $3.15 per share which vested on June 1, 1999.



(8) Includes Options to purchase 25,000 Common Shares exercisable at $3.15 per share which vested on May 6, 1999. Also includes warrants to purchase 745,527 Common Shares at $1.25 per share expiring April 29, 2006 and 225,000 Common Shares issuable on conversion of a $225,000 convertible note due April 29, 2000 which is convertible at $1.00 per share. Also includes warrants to purchase 31,952 Common Shares at $8.50 per share expiring July 31, 2001 and 5,882 Common Shares (estimated) issuable on conversion of a $50,000 convertible note due July 31, 2001. Does not include the shares of common stock issuable to Commonwealth Associates, L.P. on conversion of debt (convertible notes) or exercise of warrants. Mr. Falk is the Chairman, controlling equity owner and CEO of the corporate general partner of Commonwealth Associates and may be deemed the beneficial owner of Commonwealth's shares.



(9) Includes Options to purchase 25,000 Common Shares at an exercise price of $5.00 per share which vested May 14, 1999. Also includes warrants to purchase 100,000 Common Shares at $1.25 per share expiring April 29, 2006 and 200,000 Common Shares issuable on conversion of a $200,000 convertible note due April 29, 2000 which converts at $1.00 per share. Also includes warrants to purchase 165,000 Common Shares at an exercise price of $8.50 per share and 117,647 Common Shares (estimated) issuable on conversion of a $1,000,000 convertible note due July 31, 2001.



(10) Includes Options for the purchase of 30,000 Common Shares exercisable at $5.85 per share which vested on January 5, 1999 and August 5, 1999 and Options for the purchase of 10,000 Common Shares exercisable at $1.40 per share which vested on April 9, 1999. Also includes warrants to purchase 15,000 Common Shares at an exercise price of $1.50 per share expiring April 29, 2006 and 20,000 Common Shares issuable on conversion of a $30,000 convertible note due April 29, 2000 which converts at $1.50 per share.



(11) Includes Options to purchase 62,500 Common Shares at an exercise price of $6.08 per share which vested June 29, 1999.

     A quorum for the transaction of most business at the Meeting is two persons present in person or by proxy and holding or representing not less than majority of the Common Shares entitled to be voted thereat. If no quorum is present within one-half ( 1/2) hour of the appointed time for the Meeting, the Meeting shall stand adjourned to a day which is not less than seven (7) days nor more than 30 days thereafter, as determined by the Chairman of the Meeting, and at such adjourned meeting, quorum will again be assessed and, if not present, the Meeting may be further adjourned in accordance with the above.

EXERCISE OF DISCRETION

     The Common Shares represented by the enclosed form of proxy will be voted or withheld from voting in accordance with the instructions of the Shareholder. The persons appointed under the enclosed form of proxy are conferred with discretionary authority with respect to amendments or variations of those matters specified in the proxy and Notice of Meeting and with respect to any other matters which may properly be brought before the Meeting or any adjournment thereof. If any such matters should come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgement unless the Shareholder has specified to the contrary or that shares are to be withheld from voting. At the time of printing this Proxy Statement, the Management of the Company is not aware of any such amendment, variation, or other matter.

     UNLESS OTHERWISE SPECIFIED, PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED IN FAVOR OF THE APPROVAL OF ALL MATTERS SET OUT IN THE FORM OF PROXY.

                    PART II -- ACQUISITION OF MICRO VISIONS

BACKGROUND TO THE ACQUISITION

     FutureLink's principal business is acting as an Application Service Provider ("ASP"), offering software on-line, over the Internet and/or dedicated telecom bandwidth, for rent. The Company hosts clients' software, builds and maintains the network servers necessary to run the software, provides the necessary infrastructure to deliver the software application directly to users' desktops and employs highly trained IT staff to implement upgrades to clients' software and to provide support and maintenance.


     Citrix Software Inc.'s ("Citrix") Independent Computing Architecture and its Metaframe technology is used by the Company as its platform to host applications from its server. Citrix technology is quickly becoming a standard for server-based computing.



     In 1998, the Company acquired FutureLink Alberta and SysGold (see "PART VII -- INFORMATION CONCERNING FUTURELINK "). These acquisitions established FutureLink as a Calgary, Alberta, Canada-based company with sufficient IT staff and revenue base to expand in the developing ASP industry.



     The Company's strategy in its next phase of growth is to expand geographically to cover key centres in the North American market. Given the growing shortage of IT professionals, which in itself is one of the factors driving the growth of ASPs, it is more efficient to grow the Company through horizontal acquisitions of existing businesses. A focus is on IT service companies which are strategically positioned both geographically and technically to complement FutureLink's current capabilities. To successfully compete as an ASP, FutureLink management believes that the Company must be able to offer a full range of IT services. Businesses with a good knowledge base in server-based computing, preferably with Citrix software, a reputation for delivering excellent service to clients and an emphasis on systems engineers and IT consultants over administrative and marketing functions, located in geographic regions where FutureLink currently lacks a presence, are prime acquisition candidates under FutureLink's current strategy.


     Micro Visions, originally established by Glen Holmes in 1987, has a solid reputation as a provider of server-based computing solutions to clients. An early adopter of Citrix technology, Micro Visions was Citrix's number one software reseller in 1998 (number two in 1997). Headquartered in Irvine, California, Micro Visions has grown to five additional offices in the "sunbelt" of the United States: Los Angeles, CA; Phoenix, AZ; Las Vegas, NV; Atlanta, GA and Raleigh-Durham, NC. Micro Visions fits perfectly with FutureLink's expansion strategy.


     Management of the two companies initially met in late 1998 at an industry conference and soon began to explore the benefits to both companies of combining their operations. Negotiations continued through the spring of 1997. On June 2, 1999, the parties settled all final points and entered into the formal, binding Acquisition Agreement, the details and conditions of which are discussed below. The basic consideration to be paid to Micro Vision Shareholders in this transaction is $12,000,000 and 6,000,000 Common Shares. In April 1999, this structure would have been valued at approximately $25,000,000 (less than two times Micro Visions' 1998 revenue). At the date of signing this transaction was valued at $45,375,000, which was approximately 3.3 times Micro Visions' 1998 revenues of approximately $13.7 million.



     The Board of Directors feels the consideration to be paid to MV Shareholders in this transaction, even at the June 2, 1999 share value, is fair considering the geographic coverage opened to FutureLink, the skilled employees, the reputation of Micro Visions in the industry, Micro Visions' historical revenue growth and the general "fit" of Micro Visions with FutureLink and current market conditions.



     At the Meeting, Shareholders of the Company will be asked to consider resolutions to approve the proposed Acquisition and to approve the proposed Acquisition. The Acquisition will result in the MV Shareholders holding the largest single block of Common Shares, constituting almost 20% of the Company's fully diluted Common Shares following the Acquisition if the Performance Shares are included. The Acquisition Agreement provides that the completion of the proposed merger between the Company and Micro Visions is subject to the receipt of all necessary approvals, including approval of the SEC (if necessary) and the approval of the Shareholders of the Company.

EFFECT OF THE ACQUISITION


     Under the Acquisition Agreement, as of the Effective Date, the MV Shareholders will become shareholders of the Company receiving 6,000,000 Common Shares and the right to earn Performance Shares.



     On a pro forma basis, after giving effect to the Acquisition and the Reincorporation, after the Effective Date the Company will have 12,441,913 Common Shares outstanding of which existing Shareholders of the Company will own approximately 58% and MV Shareholders will own the balance and will increase revenues for the Company for the 6 month period ended June 30, 1999 from $3,455,000 to $12,777,000.



     On a fully diluted basis, the Company will have 41,721,519 Common Shares issued, or issuable on exercise or conversion of outstanding share acquisition rights (options, warrants and convertible debt conversion rights), of which current MV Shareholders will own 14.4% at closing, with the possibility of earning Performance Shares, which would increase the Micro Visions Shareholders' position to 19% of 44,121,519 fully diluted Common Shares.


DETAILS AND CONDITIONS OF THE ACQUISITION


     Pursuant to the provisions of the Acquisition Agreement, the Company has agreed to acquire all of the issued and outstanding shares of Micro Visions. Under the agreement, MV Shareholders (the family of Glen Holmes) will receive $12,000,000 in cash and 6,000,000 Common Shares upon closing. In addition, MV Shareholders could earn up to an additional 2,400,000 Common Shares based on achievement of certain performance criteria in 1999. The Company advanced $1,000,000 of the cash portion of the acquisition price in conjunction with the signing of the Acquisition Agreement and an additional $500,000 deposit was paid at the end of July, 1999. A further $500,000 deposit is payable by August 31, 1999. The ownership of Micro Visions may be reorganized before the closing of the Acquisition. Such reorganization, if any, will not affect the Acquisition however.



     The issuance of Performance Shares is based upon the achievement of the following performance criteria, as more fully described in the Acquisition Agreement and is based upon the period from January 1, 1999 to December 31, 1999:



     (1) 1,200,000 Performance Shares shall be issued to MV Shareholders if Micro Visions achieves sales in excess of $18,000,000;


     (2) 720,000 Performance Shares shall be issued if Micro Visions enlists 100 new customers; and

     (3) 480,000 Performance Shares shall be issued if Micro Visions installs and integrates at least 200 new servers.


     The Company currently plans to complete the Acquisition on or about October 1, 1999 subject to obtaining all necessary approvals. The issued and outstanding shares of Micro Visions are set out below (see "Capitalization of Micro Visions").



     If the Acquisition does not close by October 15, 1999 the Company may extend the closing date to no later than December 15, 1999 by paying MV Shareholders an additional $1,000,000 at closing by way of $500,000 cash and $500,000 of Common Shares issued "at market" (based on the average closing prices for the 10 days preceding the closing). If the closing is extended and the Company fails to secure sufficient financing to enable it to pay the full cash portion of the purchase consideration prior to December 15, 1999, or fails to secure the approval of the Acquisition by its Shareholders prior to that date, Micro Visions and its shareholders shall be entitled to terminate the Acquisition Agreement and retain all deposit funds paid to such date. The parties, by mutual agreement, may extend the time for performance of any obligations or actions set forth in the Acquisition Agreement.



     Except where the Acquisition Agreement is terminated by Micro Visions (without cause), by MV Shareholders failing to deliver all Micro Visions stock "free and clear" at closing, or by the Company as a result of a fraudulent misrepresentation made by Micro Visions or its shareholders, $500,000 of the deposit shall not be repaid to the Company if this agreement terminates prior to October 15, 1999 and $1,500,000 shall not be repaid to the Company if the Acquisition Agreement is terminated after October 15, 1999. The Company can terminate the Acquisition Agreement and demand prompt repayment of the (balance of the) deposit funds if: Micro Visions finds the financing arrangements regarding the balance of the cash portion of the purchase price to be unacceptable; in the event of any material misrepresentation other than a fraudulent misrepresentation by Micro Visions in the Acquisition Agreement; or in the event of a material adverse change in Micro Visions' condition.



     The Acquisition Agreement will be effected by the Company's payment and issuance of the purchase consideration to the MV Shareholders pursuant to the merger of Micro Visions into Acquisition Co. The Acquisition is conditional on Shareholder approval and if required, regulatory approval.


COVENANTS


     The Company and Micro Visions have agreed to certain terms and conditions relating to the Acquisition Agreement. In particular, the parties have agreed to be bound by certain material conditions. Specifically, without the permission of the other party:



     (a) neither party shall declare or pay any dividends prior to the Closing Date of the Acquisition Agreement;



     (b) neither party shall repurchase, redeem or acquire any shares of the other party's respective company stock;


     (c) the parties can not enter into any new line of business not contemplated by the Acquisition Agreement;

     (d) neither party shall dispose of any material assets except in the ordinary course of business;

     (e) the parties are restricted from borrowing money except in the ordinary course of business; and


     (f) the parties can not alter or amend any employment compensation agreements except as required by law.


PURPOSE AND BENEFITS OF THE ACQUISITION


     As discussed in "Background to the Acquisition", the acquisition of Micro Visions provides the Company a foothold in several major U.S. markets, partnering with a recognized leader in server-based computing installation and integration services. FutureLink, which has accepted Citrix Metaframe software as the primary delivery mechanism for its ASP services, views Micro Visions' expertise with Citrix software and dedication to server-based computing as a strong addition to the Company's skill set in delivering complete ASP service.


     Micro Visions, currently the number one Citrix reseller in the United States, has experienced strong revenue growth and profitability, exceeding the Company's performance in these areas to date. Selected financial information for Micro Visions is as follows:


                                                                             12 MONTHS ENDED
                                                 6 MONTHS ENDED   -------------------------------------
                                                 JUNE 30, 1999    DECEMBER 31, 1998   DECEMBER 31, 1997
                                                 --------------   -----------------   -----------------
                                                  (UNAUDITED)                   (AUDITED)
Revenues......................................    $ 9,322,000       $ 13,669,000         $ 9,565,000
Expenses......................................    $(9,008,000)      $(12,814,000)        $(8,632,000)
                                                  -----------       ------------         -----------
Income before tax.............................    $   314,000       $    855,000         $   933,000
                                                  -----------       ------------         -----------
Taxes.........................................    $  (104,000)      $   (178,000)        $  (395,000)
                                                  -----------       ------------         -----------
Net income after tax..........................    $   210,000       $    677,000         $   538,000
                                                  ===========       ============         ===========
Total Assets..................................    $ 5,169,000       $  3,587,000         $ 2,162,000
                                                  ===========       ============         ===========

     The complete financial statements for the above periods are attached as Schedule "I" to this Proxy Statement.



     Pro forma financial information showing the impact of the Acquisition based on historical information for the two companies as at June 30, 1999 and for the 12 months ended and as at, December 31, 1998 is attached in Schedule "J" to this Proxy Statement. The Acquisition is being accounted for using the purchase method of accounting for acquisitions.



     By acquiring Micro Visions, the Company adds six U.S. offices, including its principal office in Irvine, CA which will become the Company's head office, over 80 staff, half of whom are additional IT professionals, and a substantial increase in revenue base with minimum dilution to Shareholders.



     For additional information concerning Micro Visions, its business, customers, employees, please refer to Part VIII of this Proxy Statement "INFORMATION CONCERNING MICRO VISIONS."


FUTURELINK SHAREHOLDER APPROVAL


     The Board of Directors has determined that the proposed Acquisition requires the approval of Shareholders. In order to complete the Acquisition, the Company must obtain the approval by way of a resolution of the Shareholders of the Company at a duly constituted meeting. THIS RESOLUTION, REGARDING A PLAN OF MERGER OR SHARE EXCHANGE TO ACQUIRE MICRO VISIONS, REQUIRES THE APPROVAL OF SHAREHOLDERS HOLDING NO LESS THAN TWO-THIRDS ( 2/3) OF THE COMPANY'S OUTSTANDING COMMON SHARES.


     In accordance with the foregoing, at the Meeting, the holders of Common Shares of the Company will be asked to consider and, if thought fit, pass the extraordinary resolution to approve the Company's proposed Acquisition as set out in Schedule "D".

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors has unanimously determined that the Acquisition is in the best interests of FutureLink and is fair to the Shareholders and, as such, has authorized the submission of the Acquisition Resolution to the Shareholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUTURELINK SHAREHOLDERS VOTE FOR THE EXTRAORDINARY RESOLUTION APPROVING THE ACQUISITION.

                    PART III -- REINCORPORATION IN DELAWARE

BACKGROUND TO THE REINCORPORATION


     At the last meeting of Shareholders held November 30, 1998, management of the Company requested Shareholder approval to reincorporate and continue the Company as a Delaware corporation. Unfortunately, too few Shareholders were in attendance, either in person or by proxy, to consider the matter. Management still believes that continuing in Delaware would be beneficial, given that most publicly traded U.S. corporate entities are incorporated in Delaware and Delaware corporate law is more familiar than Colorado law. In order to continue in Delaware, a corporation must merge or consolidate with a Delaware corporation. As such, the Company incorporated Acquisition Co. in Delaware as a wholly-owned subsidiary to both assist in achieving the structure of the Acquisition and to allow for the possibility of merging with this subsidiary to continue in Delaware, subject to Shareholder approval.


THE REINCORPORATION

     The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Colorado to Delaware. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.


     As discussed below, the principal reasons for Reincorporation are the greater flexibility under Delaware corporate law, the substantial body of case law interpreting that law, and the increased ability of the Company to attract and retain qualified directors. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board of Directors' ability to negotiate favorable terms for the Shareholders in the event of an unsolicited takeover attempt, the Company is not aware of any such attempt and the Reincorporation is not being proposed in order to prevent a current unsolicited takeover attempt. The Reincorporation is also not being undertaken in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors, or take significant action that affects the Company.



     Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related Schedules, before voting on the Reincorporation. Please note that in Colorado a holder of stock is referred to as "shareholder" and in Delaware a holder of stock is referred to as a "stockholder." This difference is one in terminology only and does not affect the ownership of the shares or the rights granted to stockholders or shareholders, as the case may be.



     The Reincorporation will be effected by merging the Company into Acquisition Co. (the "Merger"). Upon completion of the Merger, Amalco will continue in Delaware and will continue to operate the business of the Company under the name FutureLink Corp. or such other name as the Board of Directors may deem appropriate. As part of the transaction, certain changes in the Company's governance structure will be affected as described below. Pursuant to the Reincorporation Agreement between the Company and Acquisition Co., a copy of which is attached as Schedule "A", the proposed Reincorporation will be effected as follows:



     - If the proposal for Reincorporation is adopted, upon completion of the merger, each outstanding Common Share of the Company, par value at $.0001 per share, will automatically be converted into one share of Amalco common stock, par value $.0001 per share. Shareholders will receive instructions from the Company's transfer agent regarding the exchange of their certificates of the Company's Common Shares for certificates representing Amalco common stock. Until such time, stock certificates which previously represented the Company's Common Shares will represent the number of shares of common stock of Amalco into which such shares convert upon the Reincorporation.



     - The Company's Amended Stock Option Plan, if approved by the Shareholders at the Meeting, shall become a plan of Amalcos'. Each outstanding option to purchase a share of the Company's Common Shares under the Amended Stock Option Plan or any other option or warrant will become a common


                                      III-1
       share of or, an option or warrant, as the case may be, to acquire the like number of shares of Amalco common stock, par value $0.0001 per share.



     - The Company's Preferred Stock, having no par value, if any is issued and outstanding as of the date of Reincorporation, will automatically be converted into one share of Amalco preferred stock, par value $0.0001 per share, having the same rights, privileges and obligations granted under the Company's Articles of Incorporation.



     The Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the Shareholders, it is anticipated that the effective date of the Reincorporation will be as soon as reasonably practicable following the Meeting (the "Effective Date"). However, pursuant to the Reincorporation Agreement, the Reincorporation may be abandoned or the Reincorporation Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.



     Shareholders of the Company will have dissenters' rights of appraisal with respect to the Reincorporation. See "Comparison of the Corporation Laws of Colorado and Delaware and of the Charter Documents of FutureLink Colorado and FutureLink Delaware-Dissenter/Appraisal Rights" and "Rights of Dissenting Shareholders". The discussion set forth below is qualified in its entirety by reference to the Reincorporation Agreement and the Certificate of Incorporation of FutureLink Delaware (the "Delaware Certificate") and Bylaws of FutureLink Delaware (the "Delaware Bylaws"), copies of which are attached hereto as Schedule "A", and Exhibit 1 and 2 to Schedule "A", respectively.


VOTE REQUIRED FOR THE REINCORPORATION


     APPROVAL OF THE REINCORPORATION WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF 2/3 OF THE ISSUED AND OUTSTANDING COMMON SHARES AS OF THE RECORD DATE. Approval of the Reincorporation will also constitute approval of (i) the Reincorporation Agreement, (ii) the Certificate of Incorporation, (iii) the Bylaws of FutureLink Corp., including the authorization of the Company's Board of Directors to alter the number of directors without stockholder approval, the authorization of a classified Board of Directors, the continued denial of cumulative voting, and the elimination of the right of stockholders holding 10% of the voting power of all stockholders to call a special meeting of stockholders, and (iv) the assumption of the Company's Amended Stock Option Plan.



RECOMMENDATION OF THE BOARD OF DIRECTORS



     THE BOARD OF DIRECTORS HAVE UNANIMOUSLY DETERMINED THAT THE REINCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY, IS FAIR TO THE SHAREHOLDERS AND AS SUCH HAS AUTHORIZED THE SUBMISSION OF THE REINCORPORATION RESOLUTION TO THE SHAREHOLDERS.



         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUTURELINK SHAREHOLDERS VOTE FOR THE EXTRAORDINARY RESOLUTION APPROVING THE REINCORPORATION.


PRINCIPAL REASONS FOR THE REINCORPORATION

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law and Delaware courts to their needs and to those of the corporation they own.

     Prominence, Predictability and Flexibility of Delaware Law. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and
                                      III-2
business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to actions that may be taken by a corporation and as to the conduct of the Board of Directors that is permissible under the business judgment rule. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

     Increased Ability to Attract and Retain Qualified Directors. Both Colorado and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation which reduces or eliminates the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers, and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Colorado law.


NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, STOCK OPTION PLAN OR PHYSICAL LOCATION OF THE COMPANY



     The Reincorporation will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, certain of which changes are described in this Proxy Statement. The Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the Reincorporation), or location of the principal facilities of the Company. The name of FutureLink upon the Reincorporation will be FutureLink Corp. or such other similar name as the Board of Directors may deem appropriate. The Amended Stock Option Plan, if approved, will be continued by Amalco, and each option to purchase the Company's Common Shares issued pursuant to such plans will automatically be converted into an option or right to purchase the appropriate number of shares of Amalco common stock, upon the same terms, and subject to the same conditions as set forth in such plan. The Company's other employee benefit arrangements will also be continued by Amalco upon the terms and subject to the conditions currently in effect.



ANTI-TAKEOVER IMPLICATIONS



     Delaware, like many other states, permits a corporation to adopt a number of measures, either in its certificate of incorporation or bylaws or otherwise, which are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. While the Reincorporation is not being proposed primarily to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company, certain effects of the Reincorporation may be considered to have anti-takeover implications. Section 203 of the General Corporation Law of Delaware ("Section 203"), from which Amalco does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination in advance and/or other requirements are met. See "Comparison of the Corporation Laws of Colorado and Delaware and of the Charter Documents of FutureLink Colorado and FutureLink Delaware - Stockholder Approval of Certain Business Combinations." For example, the

                                      III-3

Amalco Bylaws (see Exhibit 2 to Schedule "A") will continue to deny cumulative voting and will eliminate the right of stockholders controlling 10% or more of the voting shares to call a special meeting. The continued denial of cumulative voting could be viewed as having an anti-takeover effect in that it can make it more difficult for a minority stockholder to gain a seat on the Board. The elimination of the right of holders controlling ten percent (10%) or more of the voting shares to call a special meeting of stockholders, which is mandatory under Colorado law, could be viewed as a way to limit the ability of a significant stockholder to obtain approval by the other stockholders in a takeover situation. For a detailed discussion of many of the differences between the laws of Colorado and Delaware and of the changes that will be implemented as part of the Reincorporation, see "Comparison of the Corporation Laws of Colorado and Delaware and of the Charter Documents of FutureLink Colorado and FutureLink Delaware."



     Both Colorado and Delaware law also permit a corporation to adopt measures such as stockholder rights plans (sometimes called poison pills). There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to defensive measures and as to the conduct of a Board of Directors under the business judgment rule with respect to unsolicited takeover attempts.


     The Board of Directors has no present intention following the Reincorporation to adopt a stockholder rights plan (which would not require stockholder approval) or amend the Certificate of Incorporation or Bylaws (which might require stockholder approval) to include provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, the Board of Directors of the Company will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board's ability to negotiate with an unsolicited bidder.

POSSIBLE DISADVANTAGES


     Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, such proposal may be disadvantageous to the extent that (i) certain antitakeover measures available under Delaware law can be adopted by the Board of Directors acting without Shareholder approval, and (ii) the Reincorporation could have the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the Shareholders may consider to be in their best interests, or in which Shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. For example, Shareholders who might wish to participate in a tender offer opposed by the Board of Directors may not have an opportunity to do so. As a result, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they may strengthen the tenure and authority of the Board of Directors and enable the Board of Directors to thwart the desires of a majority of the Shareholders.


     For a comparison of shareholders' rights and the powers of management under Delaware and Colorado law, see "Comparison of the Corporation Laws of Colorado and Delaware and of the Charter Documents of FutureLink Colorado and FutureLink Delaware" below.

     The Reincorporation will also result in the Company incurring additional taxes in Delaware. See "Delaware Franchise Tax".

     The Board of Directors has considered these potential disadvantages and has concluded that the potential benefits of the Reincorporation outweigh the possible disadvantages for the Company and its shareholders.

COMPARISON OF THE CORPORATION LAWS OF COLORADO AND DELAWARE AND OF THE CHARTER DOCUMENTS OF FUTURELINK COLORADO AND FUTURELINK DELAWARE


     In general, the Company's corporate affairs are governed at present by the corporate law of Colorado, the Company's state of incorporation, and by the Articles of Incorporation of the Company (the "Colorado Articles") and the Bylaws of the Company (the "Colorado Bylaws"), which have been adopted pursuant to Colorado law. The Colorado Articles and Colorado Bylaws are available for inspection during business hours


                                      III-4
at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at its principal office, suite 300, 250-6th Avenue S.W., Calgary, Alberta, Canada T2P 3H7.



     If the Reincorporation Resolution is adopted, the Company will merge into, and its business will be continued by, Acquisition Co. Following the Reincorporation, issues of corporate governance and control will be governed by Delaware law rather than Colorado law. The Colorado Articles and Colorado Bylaws will, in effect, be replaced by the Delaware Certificate and the Delaware Bylaws, copies of which are attached as Exhibit 1 and 2 to Schedule "A" to this Proxy Statement. Accordingly, the differences among these documents between Delaware and Colorado law are relevant to your decision whether to approve the proposal.



     The corporate laws of Colorado and Delaware and the provisions of the Colorado and Delaware charter documents differ in many respects. Although it is not practical to summarize all of such differences in this Proxy Statement, the principal differences which could materially affect the rights of Shareholders are discussed below. Shareholders are requested to read the following discussion in conjunction with the Reincorporation Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement.



     Size of Board of Directors. Colorado law requires that the number of persons constituting a corporation's Board of Directors, whether a specific number or a range of size, be fixed by or in accordance with the Bylaws. Colorado law permits either the Board of Directors or the shareholders to amend the provision in the Bylaws that establishes the number of directors, although a bylaw adopted by the shareholders fixing the size of the board might prohibit further amendment by the directors. Presently, the Company's Board of Directors consists of seven (7) members and that number could be changed by the directors.



     Delaware law permits the fixing of the number of directors in the certificate of incorporation, in which case the number of directors may be changed only by the manner specified in the certificate of incorporation or by amendment of the certificate of incorporation, which would require approval of both the stockholders and the Board. The Delaware Certificate provides (i) that the number of directors shall be designated in the Delaware Bylaws, and (ii) that the Board of Directors acting alone is authorized to amend the Delaware Bylaws fixing the number of directors. The Delaware Bylaws currently provide that the number of directors shall be between three (3) and eleven (11).



     Cumulative Voting for Directors. Under Colorado law, there is no cumulative voting in the election of directors unless it is so specified in the Articles of Incorporation. Similarly, cumulative voting is not available under Delaware law unless provided in the corporation's certificate of incorporation, and, like the Company's Articles of Incorporation, the Delaware Certificate does not provide for cumulative voting.



     The continued denial of cumulative voting in the Delaware Certificate will make it more difficult for a minority stockholder or stockholders to obtain representation on the Board of Directors without the concurrence of holders of a majority of the shares. In addition, while the proposal is not intended as an anti-takeover device, the denial of cumulative voting may also have certain anti-takeover effects.


     Under Delaware law, in the case of a corporation having cumulative voting, if less than the entire Board of Directors is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board. The continued denial of cumulative voting set forth in this proposal will make it more difficult for minority stockholders to prevent the removal of a director without cause and may make the Company more vulnerable to takeover attempts in that respect.

     Removal of Directors. Under Colorado law, shareholders may remove directors without cause if corporation's Articles of Incorporation do not provide otherwise and if the number of votes cast in favor of removal exceeds the number of votes cast against removal. The Colorado Articles allow such removal without cause because they do not provide otherwise. In addition, the Colorado Bylaws specifically provide that the Company's directors may be removed without cause by the shareholders. A director may be removed only if the votes cast in favor of removal exceed the votes cast against.

                                      III-5

     Under Delaware law, stockholders may not remove directors on a classified Board of Directors without cause unless the corporation's Certificate of Incorporation provides for removal without cause. The Delaware Certificate and Bylaws do not provide that directors may be removed by the stockholders without cause. The term "cause" with respect to the removal of directors is not defined in the General Corporation Law of Delaware, and its meaning has not been precisely delineated by the Delaware courts.

     Filling Vacancies on the Board of Directors. Under Colorado law, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors and a vacancy resulting from a removal of a director with or without cause, may be filled by the shareholders or the board of directors. If the number of directors remaining in office constitute fewer than a quorum of the board, the remaining board members may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. Under the Colorado Bylaws, any vacancy on the board of directors, including an increase in the number of directors and vacancies occurring in the board for any reason other than removal of a director without cause may be filled by a vote of a majority of the directors then in office, even if less than a quorum exists. Vacancies occurring by reason of the removal of a directors without cause shall be filled by a vote of the stockholders.

     Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy). Like the Colorado Bylaws, the Delaware Bylaws provide that any vacancy created by the removal of a director by the stockholders of FutureLink Delaware or by court order may be filled only by the stockholders. Following the Reincorporation, the Board of Directors could, although it has no current intention to do so, amend the Delaware Bylaws to provide that directors may fill any vacancy created by removal of directors by the stockholders.

     Shareholder Power to Call Special Meeting of Shareholders. Under Colorado law, a special meeting of shareholders may be called by the Board of Directors, persons authorized by the Bylaws or the Board of Directors, or holders of at least 10% of all shares entitled to be cast at such a meeting. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Delaware Certificate provides that such a meeting may be called only by the Board, the Chairman of the Board, or the President. Eliminating the ability of stockholders holding 10% of the voting power of all stockholders to call a special meeting may lengthen the amount of time required to take stockholder actions because the Company and the Board of Directors are only required to hold one meeting of stockholders per year. Such elimination of a stockholder power to call special meetings is a limitation on stockholder rights but may deter hostile takeover attempts because, without the ability to call a special meeting, a holder or group of holders controlling a majority in interest of the corporation's capital stock will not be able to amend the Bylaws or remove directors until the annual meeting of stockholders is held.

     Right to Inspect Corporate Records. The right to inspect corporate records is more limited by Colorado law than by Delaware law.

     Under Delaware law, any stockholder has the right to inspect for "any proper purpose" the corporation's stock ledger, list of stockholders and other books and records. A "proper purpose" means a purpose reasonably related to such person's interest as a stockholder. If the stockholder has complied with the notice requirement, the burden of proof is on the corporation to establish that the inspection is for an "improper purpose."

     Under Colorado law, a shareholder is entitled to inspect, upon five days notice, the following:

     (a)  Articles of Incorporation;

     (b)  Bylaws;

     (c)  Minutes of shareholder's meeting for the past three years;

     (d)  Written communications within the past three years to shareholders;

                                      III-6

     (e)  Names and business addresses of current directors and officers;

     (f)  Most recent corporate report; and

     (g)  Annual and published financial statements for the past three years.

     In addition to the above, the shareholder is entitled to inspect excerpts from board, shareholders and committee minutes, accounting records and the shareholder list. The right is limited to a shareholder who has been a shareholder for at least three months preceding the demand or holds at least 5% of all the outstanding shares of any class of shares and if the demand is made in good faith and for a proper purpose, and the records are directly connected with the described purpose.

     Stockholder approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under Section 203 of the General Corporation law of Delaware ("Section 203"), certain "business combinations" of a Delaware corporation with "any interested stockholder" are subject to a three-year moratorium unless specified conditions are met. Colorado has no comparable statute.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder, sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value equal to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); any transaction involving the corporation or any direct or indirect majority owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible to such stock, of the corporation or the majority-owned subsidiary which is owned by the interested stockholder (except as a result of immaterial changes due to fractional share adjustments or as a result of purchases or redemptions not caused, directly or indirectly, by the interested stockholder); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.


     Section 203 only applies to certain publicly held corporations that have voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the Nasdaq Stock Market (iii) held of record by more than 2,000 stockholders or (iv) Section 203 may apply to those corporations who elect to be governed by the said section. If the Company were to reincorporate as of the Record Date, FutureLink Delaware would not be subject to Section 203. The Company intends to apply for quotation on the NASDAQ small cap market and if the application is approved, Section 203 would apply to it.


     Loans to Officers, Directors and Employees. Colorado law provides that a corporation may not authorize any loan or guaranty for the benefit of any director until at least 10 days after providing written notice of the proposed authorization to shareholders who would be entitled to vote if the issue of the loan or guaranty were submitted to a vote of the shareholders.
                                      III-7

     Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both Colorado law and Delaware law permit such loans or guaranties to be unsecured and without interest.

     Dissenter/Appraisal Rights. Under both Colorado and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to dissent from the transaction and exercise rights to receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she otherwise would receive in the transaction.


     Shareholders of a Colorado corporation are entitled to dissenters' rights in the event of most mergers or share exchanges and the consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of the corporation other than in the usual and regular course of its business. In connection with the Reincorporation and the Acquisition, Shareholders of the Company are entitled to exercise dissenters' rights. Strict compliance with the procedures for exercise of dissenters' rights is required. Dissenting Shareholders must follow closely the procedures described in the summary of dissenters' rights in "Rights of Dissenting Shareholders."



     Under Delaware law, the rights described are referred to as "appraisal rights." Appraisal rights are not available (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met. Under Delaware law, the Court of Chancery will determine the fair value of shares exercising appraisal rights.


     Amendment of Bylaws. The Delaware Bylaws may be amended or repealed either by the Board of Directors or by the holders of a majority of the outstanding stock of the Company. Under Colorado law the bylaws may be amended by the shareholders by a majority vote at a meeting at which a quorum is present, unless otherwise provided.


     Dissolution. Under Colorado law, dissolution must be authorized by the board of directors and recommended to the shareholders for approval. For the Company, Shareholder approval requires 2/3 of the votes entitled to be cast on the proposed dissolution, voting by class. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's stockholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. However, the Delaware Certificate contains no such supermajority voting requirement, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of Acquisition Co. which had previously been approved by its Board of Directors.


FEDERAL INCOME TAX CONSEQUENCES


     The discussion under this heading summarizes certain anticipated federal income tax consequences of the Reincorporation applicable to holders of Common Shares. The following discussion is only a general description of certain anticipated federal income tax consequences to such holders, and does not deal with all federal income tax considerations that may be relevant to specific Shareholders in light of their particular circumstances, such as Shareholders that are dealers in securities, exempt organizations, foreign persons, or

                                      III-8

Shareholders that acquired their shares in connection with an employee stock option or other compensatory transaction. Furthermore, no foreign, state, or local tax considerations are addressed herein. Accordingly, in view of the varying nature of such tax consequences, ALL OF THE COMPANY'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.



     The Company has not and does not intend to request a ruling from the Internal Revenue Service (the "IRS") regarding any anticipated federal income tax consequences of the Reincorporation. However, FutureLink Colorado will receive an opinion from its legal counsel to the effect that the Reincorporation will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"). This opinion (the "Tax Opinion") is not a condition to consummation of the Reincorporation. The Tax Opinion will not bind the IRS and thus there can be no assurance, and none is given, that the IRS will not take a position contrary to one or more positions reflected in this discussion or in the Tax Opinion, or that the Tax Opinion will be upheld by the courts if challenged by the IRS. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based on the truth and accuracy of representations made by Acquisition Co., the Company, and certain shareholders of the Company. The Tax Opinion will be based on the Code, Treasury regulations now in effect, current administrative rulings and practice and judicial authority, all of which are subject to change, possibly with retroactive effect.



     Subject to the limitations, qualifications, and exceptions described in this discussion, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following federal income tax consequences generally should result to Shareholders who receive Amalco common stock pursuant to the Reincorporation.



     (a) No gain or loss should be recognized by a Shareholder that exchanges all of its Common Shares solely for Amalco common stock in the Reincorporation;



     (b) The aggregate tax basis of the Amalco common stock received by a Shareholder who exchanges all of his Common Shares solely for Amalco common stock pursuant to the Reincorporation will be the same as the aggregate tax basis of the Common Shares surrendered in exchange therefor; and



     (c) The holding period of the Amalco common stock received in the Reincorporation solely in exchange for Common Shares should include the period during which such Common Shares were held provided that such Common Shares were held as a capital asset in the hands of the exchanging Shareholder at the time of the Reincorporation.



     A successful IRS challenge to the status of the Reincorporation as a reorganization would result in a Shareholder recognizing gain or loss with respect to each share Common Share exchanged in the Reincorporation, in an amount equal to the difference between the Shareholder's basis in such share and the fair market value of the Amalco common stock received in exchange therefor. If such gain is recognized, a Shareholder's aggregate basis in the Amalco common stock so received would equal the stock's fair market value at the time of the Reincorporation and the Shareholder's holding period for such stock would begin the day after the Reincorporation.


DELAWARE FRANCHISE TAX

     If the Company reincorporates in Delaware then, in addition to the Colorado franchise tax to which the Company is currently subject, the Company will also be subject to the Delaware franchise tax. The Delaware franchise tax is, in general, calculated based on the amount of a corporation's gross assets (on an unconsolidated basis), and number of authorized and issued shares of stock of a corporation. Based on the Company's gross assets, its authorized shares under the Certificate of Incorporation of FutureLink Delaware, and its issued shares as of the Record Date, the Company's annual franchise tax in Delaware for the first year will be $76.00. The amount of the franchise tax must be computed each year.

                                      III-9

HOLDING PERIOD FOR PURPOSES OF RULE 144


     For purposes of Rule 144 (which governs public resales of Company securities by affiliates of the Company and certain resales of restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), the holders of Amalco common stock shares will be able to "tack" (i.e., add together) the holding period of their Common Shares to the holding period of their Amalco common stock. This means that, for purposes of Rule 144, a holder of Amalco common stock will be deemed to have held such shares of Amalco at least since the date on which such stockholder acquired and paid for the Common Shares that were converted into Amalco common stock as part of the Reincorporation.



     The holding period of the Amalco common stock received in the Reincorporation solely in exchange for Common Shares should include the period during which such Common Shares were held provided that such Common Shares were held as a capital asset in the hands of the exchanging Shareholder at the time of the Reincorporation.



     A successful IRS challenge to the status of the Reincorporation as a reorganization would result in a Shareholder recognizing gain or loss with respect to each Common Share exchanged in the Reincorporation, in an amount equal to the difference between the Shareholder's basis in such share and the fair market value of the Amalco common stock received in exchange therefor. If such gain is recognized, a Shareholder's aggregate basis in the Amalco common stock so received would equal the stock's fair market value at the time of the Reincorporation and the Shareholder's holding period for such stock would begin the day after the Reincorporation.


                                     III-10

                   PART IV -- FURTHER MATTERS TO BE ACTED ON

APPROVAL OF AMENDMENT TO STOCK OPTION PLAN AND GRANT OF OPTIONS


     FutureLink's Stock Option Plan adopted in 1998 provides for the granting of either incentive stock options or non-qualified stock options to officers, other key employees and directors of the Company. The Stock Option Plan is administered by the Board's "outside directors" and by the Compensation Committee of the Board of Directors.



     Options granted under the Stock Option Plan can have a term of up to ten years and must have an exercise price equal to at least the fair market value of the stock subject to the Option on the date of the grant (or 110% with respect to holders of more than 10% of the voting power of FutureLink's outstanding Common Shares with a five year maximum term). Options granted under the Stock Option Plan are non-transferable and generally expire ninety days after the termination of an optionee's service to the Company (one year in the case of disability or death of the optionee). Upon the dissolution or liquidation of FutureLink or upon any reorganization, merger or consolidation in which the Company does not survive, the Stock Option Plan, and each outstanding stock option granted thereunder may terminate, provided that each optionee to whom no substitute option has been tendered by the surviving corporation in any such transaction shall have the right to exercise, in whole or in part, any unexpired Options issued to him or her, without regard to any applicable vesting provisions.



     The Stock Option Plan, which became effective June 29, 1998, originally placed a fixed maximum of 680,000 Common Shares (post reverse split) which could be issued pursuant to the exercise of Options granted under the Stock Option Plan. At the Annual Meeting held November 30, 1998, Shareholders approved an amendment to the Stock Option Plan setting a floating maximum of 30% of the total issued and outstanding Common Shares which may be issued pursuant to the exercise of Options granted under the Amended Stock Option Plan. The number of Common Shares issuable on the exercise of Options granted to December 31, 1998 by the Company, being 832,500 Common Shares, is within this 30% maximum. Of those outstanding Options at December 31, 1998, 586,000 Common Shares are issuable at an exercise price of $3.80 per share, 800,000 Common Shares at an exercise price of $5.85 per share and 432,500 Common Shares at $2.25 per share.



     The number of Common Shares allocated to the Stock Option Plan was determined by the Board of Directors from time to time. The aggregate number of Common Shares reserved for issuance under the current Stock Option Plan could not exceed 30 percent of the Company's issued and outstanding Common Shares.



     The Common Shares, when fully paid for by a participant, are not included in the calculation of Common Shares allocated to or within the Stock Option Plan. Should a participant cease to be eligible due to the loss of corporate office (being that of an officer or director) or employment, the Option shall terminate within three months. The Stock Option Plan also provides that disabled participants or the estates of deceased participants can exercise their Options for a period not exceeding one year following the end of their service due to disability or death.


     The Board of Directors or a committee thereof delegated with such authority may from time to time make rules, regulations and amendments to the Stock Option Plan. Should any rule, regulation or amendment materially differ from the provisions set out in the Amended Stock Option Plan attached to this Proxy Statement, the Company shall obtain the necessary regulatory or shareholder approvals.

     The table below describes the number of Options to acquire Common Shares granted since June, 1998 to the directors, five highest compensated officers for 1998 and employees of the Company under the Stock Option Plan, the number of the Company's Common Shares reserved under unexercised Options as of the date of this Proxy Statement and the exercise price of the Options:


                              OPTION PLAN SUMMARY

                                                                   EXERCISE PRICE(S)
PLAN PARTICIPANT                                  NO. OF OPTIONS       PER SHARE       % OF TOTAL OPTIONS
----------------                                  --------------   -----------------   ------------------
TOP 5 EXECUTIVE OFFICERS:
Cameron Chell, CEO.............................       800,000       $3.15 to $3.80            19.4%
Philip Ladouceur, Exec Chmn....................       800,000       $3.15 to $3.80            19.4%
Raghu Kilambi, CFO.............................       600,000       $3.15 to $3.80            14.5%
Bill Arnett, COO...............................        70,000       $1.40 to $5.85             1.7%
Vincent Romano, Exec-VP........................       250,000                $6.08             6.1%
All Executive Officers as a Group..............     2,710,000       $1.40 to $6.08            65.6%
All Directors not Executive Officers (4
  total).......................................       400,000       $3.15 to $5.00             9.7%
All Other Employees (including Officers not
  Executive Officers)..........................       519,700       $1.40 to $5.85            12.6%
Senior Officers of Micro Visions (whose options
  are contingent on closing of the
  Acquisition)(1)..............................       500,000                $5.00            12.1%
                                                    ---------       --------------            ----
TOTAL OPTIONS:.................................     4,129,700       $1.40 to $6.08             100%

---------------

NOTE:


(1) Mr. Chell resigned as Chief Executive Officer on August 27, 1999.



(2) Under the terms of the Acquisition Agreement and employment contracts for key Micro Visions personnel to be entered into thereunder, the Company reserved for issuance a certain number of Common Shares for underlying Options granted but conditional upon closing the Acquisition.



     Until May 6, 1999, all Options granted under the Stock Option Plan, as amended December 1, 1998 following ratification of amendments to the plan by the Shareholders, had been granted in accordance with the maximum limits (30% of issued and outstanding Common Shares) under the Stock Option Plan. On that date, the Compensation Committee of the Board of Directors, which administers the Stock Option Plan under the authority of the Board of Directors, authorized grants of Options in excess of the parameters of the Stock Option Plan, subject to subsequent Shareholder ratification.



     The Compensation Committee was prompted to issue additional Options to attract or retain key employees, but hampered by the static number of issued and outstanding Common Shares upon which the current Stock Option Plan is based. While the Company issued securities in various private placements to raise capital, these securities have consisted of convertible debt with warrants. Given the conversion terms of such securities, it is anticipated that virtually all such convertible debt instruments or warrants will convert or be exercised for Common Shares, but as of May 6, 1999 (and August 1, 1999) these share acquisition rights remain unconverted or unexercised thereby restricting the number of Options the Board of Directors could grant under the Stock Option Plan.



     All together, 2,595,000 Options in excess of the current Stock Option Plan were granted subject to Shareholder ratification and approval of the Amended Stock Option Plan. Management of the Company believes it is in the best interests of the Company, both short and long term, to approve and ratify the Amended Stock Option Plan and these Option grants. If Shareholders do not approve the Amended Stock Option Plan, the Company would face short term difficulties, including problems associated with the re-issuance of Options in accordance with the current Stock Option Plan, which could be effected given the expected additional Common Shares to be issued in the Acquisition and the likely conversion of outstanding share acquisition rights in the near future. Failure to approve the Amended Stock Option Plan, would also be an inconvenience to the Company in restricting the pool of Options immediately available to ensure the retention of key Micro Visions employees following completion of the Acquisition.



     Upon close of the Acquisition, if approved, the Company (or Amalco) will have 12,441,913 shares outstanding, not including Performance Shares. The current Stock Option Plan would allow 30% of such number of shares for Options to be issued, with no provision for share acquisition right conversions. Long term, by adopting the Amended Stock Option Plan with a maximum 20% of fully diluted Common Shares (exclusive of Options), as convertible debt and warrants convert and share acquisition rights diminish as a proportion of the Company's capital structure, the number of Options issuable may be lower long term.



     Management believes that in order to effectively entice highly qualified and talented officers, directors and employees to remain with and/or join the Company, it is necessary to amend the Stock Option Plan in a manner that will increase the number of Options available for grant. Specifically, management believes that the Common Shares available for grant pursuant to the Stock Option Plan should be increased to an amount of twenty percent of the Company's issued and outstanding Common Shares on a fully-diluted basis (not including Common Shares reserved for exercise of Options) as calculated on the date of each grant.



     Whether or not the Stock Option Plan is amended as recommended to Shareholders, upon completion of the Acquisition and Reincorporation these existing options shall become Options to acquire Amalco Shares on identical terms, including expiry date. The Company or Amalco intends to grant further Options to officers, directors, employees of and consultants to the Company or Amalco following the Acquisition to maximize retention of Micro Visions staff.



     Shareholders will be asked to consider and approve an ordinary resolution to approve the Amended Stock Option Plan and approve the grant of Options to certain officers, directors and employees made by the Company which exceed the limits set forth in the Stock Option Plan but comply with the Amended Stock Option Plan. To be adopted, this ordinary resolution requires approval of the holders of Common Shares representing a majority of the votes cast at the Meeting. The form of resolution is set out in Schedule "F".


     In the absence of contrary directions, the management designees named in the accompanying form of proxy intend to vote such proxies in favour of approving the Amended Stock Option Plan and the Options granted in excess of the current Stock Option Plan on and after May 6, 1999.

TERMS OF THE AMENDED STOCK OPTION PLAN


     THE AMENDED STOCK OPTION PLAN IS SET OUT IN ITS ENTIRETY IN SCHEDULE "B" ATTACHED HERETO. SHAREHOLDERS ARE URGED TO CAREFULLY READ THE FULL TEXT OF THE AMENDED STOCK OPTION PLAN. THE FOLLOWING DISCLOSURE SUMMARIZES THE PRINCIPAL DIFFERENCES WHICH COULD MATERIALLY AFFECT YOUR DECISION TO APPROVE THE AMENDED STOCK OPTION PLAN. SHAREHOLDERS ARE REQUESTED TO READ THE FOLLOWING DISCUSSION IN CONJUNCTION WITH THE AMENDED STOCK OPTION PLAN.



     Types of Options. The Amended Stock Option Plan includes two types of options: options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code") and Non-qualified Stock Options as not specifically authorized or qualified for favorable income tax treatment by the Code.



     Administration. The Amended Stock Option Plan is administered by the Board of Directors, or in the discretion of the Board, by a Committee ("Committee") consisting of two or more directors of the Company where each such director is a "non-employee director" (within the meaning of amended Rule 16b-3 under the Securities Exchange Act of 1934). The Amended Stock Option Plan administrator shall have exclusive authority to determine employees to whom options will be granted, the timing and manner of the grant of options, the exercise price, the number of shares covered by and all of the terms of Options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for purposes of the Amended Stock Option Plan and all other determinations necessary or advisable for administration of the Amended Stock Option Plan. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion.

     Eligibility. Any employee, director of or consultant to the Company or any of its subsidiaries who does not own Common Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations is eligible to receive an Option under the Amended Stock Option Plan.



     Shares Subject to the Amended Stock Option Plan. The aggregate number of Common Shares of the Company which may be issued pursuant to exercise of Options granted under the Amended Stock Option Plan, including Common Shares which have previously been issued, shall not exceed twenty percent (20%) of the Common Shares issued or reserved for issuance on conversion of other securities of the Company (the fully diluted Common Shares), not including any Common Shares reserved for the exercise of Options. The maximum number of Common Shares with respect to which Options may be granted to an employee in any one calendar year is 500,000 Common Shares.



     Option Price. The purchase price for the Common Shares subject to any Option shall be determined by the Plan Administrator at the time of grant, but shall not be less than par value per share. Anything to the contrary notwithstanding, the purchase price for the Common Shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value (as defined in the Amended Stock Option Plan) of the Common Shares of the Company on the date the Option is granted. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the Fair Market Value of the Common Share of the Company on the date the Option is granted.



     Term of Option. No Option shall be exercisable after the expiration of the earliest of (a) ten years after the date the Option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than Disability (as defined in the Amended Stock Option Plan) or death, (c) one year after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in (a), above, shall not be more than five years after the date the Option is granted.



     Exercise of Option. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Plan Administrator, each Option granted under the Amended Stock Option Plan shall become exercisable on a cumulative basis as to one-third ( 1/3) of the total number of Common Shares covered thereby at any time after one year from the date the Option is granted and an additional one-third ( 1/3) of such total number of Common Shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of Common Shares. The minimum vesting provision which can be imposed by the Plan Administrator for any Option granted under the Amended Stock Option Plan shall be one-quarter
( 1/4) of the total number of Common Shares covered thereby at the time of grant and additional one-quarter ( 1/4) of such total number of Common Shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of Common Shares. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of Common Shares being purchased and accompanied by payment in full of the exercise price for such shares.



     Limit on Incentive Options. The aggregate Fair Market Value (determined at the time the Option is granted) of the Common Shares with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an Optionee during any calendar year (under all Incentive Option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent that the aggregate Fair Market Value

(determined at the time the Option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. The determination of which Options shall be treated as Non-Qualified Stock Options shall be made by taking Options into account in the order in which they were granted.



     Termination or Amendment of the Amended Stock Option Plan. The Board may at any time terminate or amend the Stock Option Plan; provided that, without approval of the holders of a majority of the Common Shares of the Company represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) or by the written consent of a majority of the outstanding Common Shares, there shall be no increase in the total number of Common Shares covered by the Amended Stock Option Plan, no change in the class of persons eligible to receive Options granted under the Amended Stock Option Plan, and no extension of the term of the Amended Stock Option Plan beyond ten (10) years after the earlier of the date the Amended Stock Option Plan is adopted or the date the Amended Stock Option Plan is approved by the Company's shareholders.


     Effective Date and Term of Plan. The Stock Option Plan was first effective (the "Effective Date") June 29, 1998. Unless sooner terminated by the Board in its sole discretion, the Amended Stock Option Plan will expire on June 28, 2008. The Stock Option Plan was amended effective December 1, 1998 (which amendment was approved in advance by Shareholders) and on July 16, 1999, the latter amendment remaining subject to Shareholder approval and ratification.


FUTURELINK SHAREHOLDER APPROVAL



     The Board of Directors has determined that the proposed Amended Stock Option Plan requires the approval of the Shareholders. In order to adopt the Amended Stock Option Plan the Company must obtain the approval of the Shareholders by way of a resolution of the Shareholders of the Company at a duly constituted meeting. THIS RESOLUTION TO ADOPT THE AMENDED STOCK OPTION PLAN REQUIRES THE APPROVAL OF THE MAJORITY (50% PLUS ONE) OF THE COMMON SHARES REPRESENTED AT THE MEETING.



     In accordance with the foregoing, at the Meeting the holders of Common Shares of the Company will be asked to consider and, if thought fit, pass the resolution to approve the Company's proposed Amended Stock Option Plan as set out in Schedule "F".



RECOMMENDATION OF THE BOARD OF DIRECTORS



     The Board of Directors has unanimously determined that the Amended Stock Option Plan is in the best interests of FutureLink and is fair to the Shareholders and, as such, has authorized the submission of the resolution approving the Amended and Restated Stock Option Plan to the Shareholders.



         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUTURELINK SHAREHOLDERS VOTE FOR THE RESOLUTION APPROVING THE AMENDED AND RESTATED STOCK OPTION PLAN.


RATIFICATION OF REVERSE STOCK SPLIT


     FutureLink has authorized capital of 100,000,000 shares of common stock, $0.0001 par value, as well as preferred stock. By May 7, 1999, the Company's outstanding share acquisition rights (warrants, options, conversion rights), if exercised, would have resulted in a fully diluted common stock amount in excess of 150,000,000 shares (pre reverse split), exceeding FutureLink's authorized capital.



     On June 1, 1999, the Company effected a 1 for 5 reverse stock split of its Common Shares. Shareholders had previously voted to authorize the directors to effect up to a 1 for 30 reverse stock split, to be executed on or before June 1, 1999, at the Annual Meeting held November 30, 1998. It was discussed however, that there may have been an insufficient number of Common Shares required to properly ratify the reverse stock split. This was not known until after the 1 for 5 reverse stock split had been completed.

     The reverse stock split resulted in the Company having 6,207,784 Common Shares issued and outstanding and 30,746,522 Common Shares on a fully diluted basis as at June 1, 1999, which is within the continuing 100,000,000 share authorized common stock limit.



Management asks that Shareholders ratify the 1 for 5 reverse stock split of the Common Shares, which is a lower reverse split than the maximum 1 for 30 split previously put before and approved by the Shareholders.



PURPOSES AND EFFECTS OF THE REVERSE STOCK SPLITS



     Consummation of the reverse stock split did not alter the number of authorized shares of Common Shares, which remained 100,000,000 Common Shares and made no change to the 5,000,000 authorized shares of Preferred Stock. Proportionate voting rights and other rights of Shareholders were not altered by the reverse stock split and the par value of the Common Shares remained $0.0001 per share. Consummation of a reverse stock split will have no material federal tax consequences to Shareholders.



     Holders of Common Share certificates issued prior to the reverse split are encouraged to forward their certificates to the Company's Transfer Agent (General Securities Transfer Agency Inc. at 3614 Calle Del Sol N.E., Albuquerque, New Mexico 87110-6112) for surrender and exchange for certificates representing whole shares of new Common Shares post reverse split.



FUTURELINK SHAREHOLDER APPROVAL



     The Board of Directors has determined that the 1 for 5 reverse stock split requires the approval of the Shareholders. In order to ratify the 1 for 5 reverse stock split the Company must obtain the approval of the Shareholders by way of a resolution of the Shareholders of the Company at a duly constituted meeting. THIS RESOLUTION TO RATIFY THE 1 FOR 5 REVERSE STOCK SPLIT REQUIRES THE APPROVAL OF THE MAJORITY (50% PLUS ONE) OF THE COMMON SHARES REPRESENTED AT THE MEETING.



     In accordance with the foregoing, at the meeting the holders of Common Shares of the Company will be asked to consider and, if thought fit, pass the resolution to ratify the Company's 1 for 5 reverse stock split as set out in Schedule "G".



RECOMMENDATION OF THE BOARD OF DIRECTORS



     The Board of Directors has unanimously determined that the 1 for 5 reverse stock split is in the best interests of FutureLink and is fair to the Shareholders and, as such, has authorized the submission of the resolution ratifying the 1 for 5 reverse stock split to the Shareholders.



         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUTURELINK SHAREHOLDERS VOTE FOR THE RESOLUTION RATIFYING THE 1 FOR 5 REVERSE STOCK SPLIT.


ELECTION OF DIRECTORS


     The Board of Directors presently consists of six (6) directors: Philip R. Ladouceur, Raghu Kilambi, F. Bryson Farrill, Robert J. Kubbernus, Michael S. Falk and Timothy P. Flynn. The By-Laws of the Company provide that the number of directors shall not be less than three (3). The CBCA requires the Company to have a minimum of three (3) directors.



     If the Shareholders approve the proposed Acquisition described in this Proxy Statement at the Meeting, it is proposed that seven (7) directors be elected until the next annual meeting of Amalco Shareholders or until their successors are elected or appointed. Pursuant to the CBCA and the Company's by-laws, the current directors of the Company cease to hold office at the close of the Meeting. These seven (7) nominees (if the Acquisition is approved) are also the first directors proposed for Amalco under the Reincorporation Agreement. The seven (7) nominees to serve as directors include the six (6) current directors plus one additional director, Mr. Glen C. Holmes.

     Each of the nominees named hereunder has advised management that he is willing to serve as a director if elected. Management of the Company proposes to nominate, as directors, the persons named below. Management of the Company does not contemplate that any of the nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion. Each nominee elected as a director will, effective on the closing of the Acquisition, hold office until the next annual general meeting or until his successor is duly elected, unless he ceases to hold office pursuant to the CBCA or his office is earlier vacated pursuant to the By-Laws of the Company.



     If the Shareholders do not approve the Acquisition, the Shareholders will be asked to re-elect the Company's six (6) current directors, being Philip R. Ladouceur, Raghu Kilambi, F. Bryson Farrill, Robert J. Kubbernus, Michael S. Falk and Timothy P. Flynn.


     Unless specified otherwise, the persons named in the enclosed form of proxy will vote for the election of the nominees proposed for election as Directors if the Acquisition is approved or the nominees proposed for election as Directors if the Acquisition is not approved.

     The following are the names and municipalities of residence of the current directors and officers of the Company, their positions and offices with the Company, their ages and their principal occupations during at least the last five years.

PHILIP R. LADOUCEUR
Calgary, Alberta CANADA
Executive Chairman since June, 1999
Director since August, 1998
Age: 58

     Mr. Ladouceur served MetroNet Communications Corp. as a director from October 1996 until its recent acquisition by AT&T Canada in May, 1999. He also served as President of MetroNet from October 1996, to October 1997. When Mr. Ladouceur joined MetroNet, the company was a local Calgary, Alberta, CANADA telecommunications concern. He has led the company through equity and debt financings of more than CDN$2,000,000,000 as well as the company's initial public offering on the NASDAQ and Toronto Stock Exchanges. Mr. Ladouceur guided MetroNet through its recent acquisition by AT&T Canada, a transaction valued at approximately CDN$4 billion. Mr. Ladouceur continues as a director of AT&T Canada and is also on the board of directors of TeleHub, Inc.

     Prior to joining MetroNet, Mr. Ladouceur was Executive Vice President, Operations at Bell Canada International Inc. from February 1995, to October 1996, where he led key restructuring efforts and the formation of a major joint venture with IBM Canada. From October 1992, to February 1995, Mr. Ladouceur was the founding President and Chief Executive Officer of ISM Information Systems Management (Alberta) Ltd., ("ISM"), a Canadian computer and network management outsourcing company. Under Mr. Ladouceur's direction, ISM grew to CDN$75,000,000 in revenue on an annual basis, and over 700 employees in a two-year period from start-up. Mr. Ladouceur founded and, from June 1990, to October 1992, was the Managing Director of HDL Capital Corporation, a Toronto-based merchant bank that specializes in business turnarounds, management buyouts, and financing for medium and small businesses in the telecommunications, technology, software, and retail sectors. From 1986 to 1989, Mr. Ladouceur was Senior Vice President, Finance, Chief Financial Officer and a director of Rogers Communications Inc., one of the largest cable, cellular and broadcasting companies in North America. While with Rogers, he oversaw the completion of over CDN$3,000,000,000 in public and private financings.

RAGHU KILAMBI, C.A.

Calgary, Alberta CANADA

Vice-President, Finance and Chief Financial Officer since March, 1998

Director since June, 1998

Age: 33



     Mr. Kilambi has served as Vice President of Corporate Finance and Chief Financial Office of the Company since March 1998, with primary responsibilities including corporate finance, acquisitions, financial reporting and compliance. Prior to joining FutureLink, Mr. Kilambi acted as President of New Economy Capital Inc. Mr. Kilambi raised and invested significant equity and debt financing for Canadian and US public and private high technology corporations. Previously, Mr. Kilambi was the Director, Financial Services and Taxation and Corporate Secretary for Canada Starch Company Inc., a CDN$400 million subsidiary of CPC International (now known as Bestfoods) and the Chief Accountant for a financial services company, Morgan Financial Corporation. Mr. Kilambi graduated from McGill University with a Bachelor of Commerce in Finance and Accounting and commenced his career as a Chartered Accountant with the international accounting firm of Touche Ross & Co. (now Deloitte & Touche). Mr. Kilambi is also a director of Advanced Vision Systems Corp. (ASE: AVD).


F. BRYSON FARRILL
Fairfield, Connecticut
Director since January, 1998
Age: 71

     Until 1989, Mr. Farrill had various positions with Scotia McLeod and McLeod Young Weir including acting in the capacity as the former Chairman of Scotia McLeod (USA) Inc. and McLeod Young Weir Ltd. Mr. Farrill brings to FutureLink more than 30 years of equity, fixed income and corporate finance experience in North America and Europe. He is the President and Chairman of Solar Pharmaceuticals Ltd. (VSE.SLR) and Director of Panther Resources Ltd. (OTC-BB-PTHR), Devine Entertainment Inc. (TSE-BBD), and Home Life Inc. (OTC-BB-LMF).

ROBERT J. KUBBERNUS
Calgary, Alberta CANADA
Director since January, 1998
Age: 40

     Prior to 1992, Mr. Kubbernus was the Chief Financial Officer of Bankers Capital Group. His responsibilities included the development of new products and markets as well as overseeing the financial controls of the Company. Since 1992, Mr. Kubbernus has served as the President of Bankton Financial Corporation, which specializes in the placement of debt instruments with institutional and private lenders. Bankton Financial is also involved in corporate restructuring and planning. In addition, Mr. Kubbernus has served as the President of JAWS Technologies, Inc. since 1998.

MICHAEL S. FALK
New York, New York
Director since May, 1999
Age: 37

     Mr. Falk is the co-founder of Commonwealth Associates, a New York-based merchant bank and investment bank established in 1988, and remains that firm's Chairman and CEO. Over the past 15 years, Mr. Falk has led the successful consummation of more than 60 public and private equity financings raising in excess of $1 billion for early stage and emerging growth companies in the technology, telecommunications, leisure, healthcare and consumer services fields. More recently, Mr. Falk has led Commonwealth's transition into the Internet sector and various related businesses. Mr. Falk is a graduate of the Stanford University Executive Program for Smaller Companies and holds a B.A. degree with honors in Economics from Queen's College.

TIMOTHY P. FLYNN
Las Vegas, Nevada
Director since May, 1999
Age: 49

     From 1992 when it was founded until November, 1997, Mr. Flynn was a director of ValuJet Airlines, having previously served almost 10 years as a senior executive and director of WestAir Holdings, Inc., a company which operated WestAir, a California-based commuter airline affiliated with United Airlines (a United Express partner). Many are familiar with ValuJet's remarkable growth earlier this decade, while WestAir expanded to become an airline with 90 aircraft operating in 28 states with $250,000,000 in annual revenue under Mr. Flynn's direction. Mr. Flynn is currently a director of MGC Communications Inc. (NASD: MGCX).


     NOTE: ALL OF THE SIX (6) CURRENT DIRECTORS LISTED ABOVE HAVE BEEN NOMINATED FOR RE-ELECTION AT THE MEETING, AND ONE ADDITIONAL NOMINEE HAS BEEN PLACED ON THE BALLOT FOR ELECTION SHOULD THE SHAREHOLDERS APPROVE THE ACQUISITION, AS FOLLOWS:


GLEN C. HOLMES
Irvine, California
Director Nominee
Age: 42


     Mr. Holmes is the founder of Micro Visions, building that company from its early beginnings in 1987 into a leading provider of server-based computing solutions for a wide range of customers, including a number of Fortune 500 companies. Over the past three years, under Mr. Holmes' direction, Micro Visions has grown from 10 to over 80 employees, with annual revenues more than quadrupling to nearly $13.7 million for the 12 month period ended December 31, 1998. Micro Visions is on track to exceed 1998 annual revenue by a wide margin.



COMMITTEES



     The Company is required to have an audit committee of the Board of Directors. The audit committee is presently comprised of Robert J. Kubbernus as Chairman and F. Bryson Farrill and Timothy P. Flynn as members. Whether the Acquisition is or is not approved by the Shareholders, no change is anticipated in the composition of the audit committee. The Company also has a compensation committee of the Board of Directors made up of F. Bryson Farrill as Chairman with Robert J. Kubbernus and Michael S. Falk as members. Whether the Acquisition is or is not approved by the Shareholders, no change is anticipated in the composition of the compensation committee. For details on the duties of this committee, please see "Stock Option Plan" and "Executive Compensation". The Company currently has an Executive Committee of the Board of Directors made up of Philip R. Ladouceur, Michael S. Falk and Timothy P. Flynn, with Mr. Glen C. Holmes invited to all meetings as a guest pending closing of the Acquisition. If the Acquisition is approved by the Shareholders, Mr. Holmes will be added as a full member of this committee.


DIRECTOR COMPENSATION

     The Company's outside directors currently receive nominal cash compensation of $250 per meeting of the Board of Directors and any committee thereof which they attend. Outside directors may also be reimbursed for certain expenses in connection with attendance at Board and committee meetings and may receive grants of options to purchase shares of Common Shares upon their initial joining of the Board and any re-election as a director thereafter.


     Pursuant to an agreement dated July 16, 1998, FutureLink agreed to nominate Mr. Philip Ladouceur to the Board of Directors on or before November 30, 1998. Under the terms of this agreement, Mr. Ladouceur's service company, Mardale Investments Ltd., was paid a fee of CDN$100,000 and Mr. Ladouceur was granted Options to purchase 100,000 shares of Common Shares at an exercise price of $3.80 per share until June 29,

2001. Half of these Options vested upon execution of the agreement and the other half on the first anniversary of the date of execution of the agreement with Mr. Ladouceur. An outside director until recently, Mr. Ladouceur was entitled to receive $250 per meeting attended as well as reimbursement for meeting-related expenses. This agreement also anticipated the payment of consulting fees to Mr. Ladouceur should he provide additional services to the Company. This agreement has been superseded by Mr. Ladouceur's employment agreement with the Company dated as of June 1, 1999.



     Options have also been granted to the other outside directors of the Company upon their election to FutureLink's Board. Mr. Farrill, Mr. Kubbernus, Mr. Falk and Mr. Flynn each hold 100,000 non-qualified Options exercisable at various prices from $3.15 to $5.00 per share.



FUTURELINK SHAREHOLDER APPROVAL



     The Board of Directors has determined that the election of directors requires the approval of the Shareholders. In order to elect the directors the Company must obtain the approval of the Shareholders by way of a resolution of the Shareholders of the Company at a duly constituted meeting. THIS RESOLUTION REQUIRES THE APPROVAL OF THE MAJORITY (50% PLUS ONE) OF THE COMMON SHARES REPRESENTED AT THE MEETING.



     In accordance with the foregoing, at the meeting the holders of Common Shares of the Company will be asked to consider and, if thought fit, to elect the Company's proposed directors as set out in the Proxy Statement.



         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUTURELINK


     SHAREHOLDERS VOTE FOR THE DIRECTORS PROPOSED IN THIS PROXY STATEMENT.


APPOINTMENT OF AUDITORS

     Unless otherwise directed, it is management's intention to vote the proxies in favor of an ordinary resolution to re-appoint the firm of Ernst & Young LLP of Calgary, Alberta, to serve as auditors of the Company or Amalco until the next annual meeting of Shareholders and to authorize the directors to fix their remuneration as such. Ernst & Young LLP has served as auditors of the Company since July, 1998.

     The persons named in the enclosed form of proxy intend to have nominated and to vote for the reappointment of Ernst & Young LLP as auditors of the Company at a remuneration to be approved by the management of the Company.

                  PART V -- RIGHTS OF DISSENTING SHAREHOLDERS

DISSENTING SHAREHOLDERS


     As indicated above, Shareholders of the Company have certain Dissenters' Rights under Article 113 of the CBCA ("Article 113") in connection with the Acquisition or Reincorporation. Upon strict compliance with the notice and abstention from voting requirements summarized below, Shareholders may be entitled, pursuant to Article 113, to receive in cash the fair value of their shares as of a time immediately preceding the effectiveness of the Acquisition or Reincorporation, and excluding any appreciation or depreciation in anticipation of the Acquisition and Reincorporation, of all their Common Shares of the Company (the "Dissenting Shares"). Shareholders who comply with such requirements are hereafter referred to as "Dissenting Shareholders" and the validly exercised rights of Dissenting Shareholders to dissent from the Acquisition or Reincorporation and to receive the fair value of Dissenting Shares are referred to herein as "Dissenters' Rights."



     The following summary does not purport to be a complete statement of the law relating to dissenter's rights and is qualified in its entirety by Article 113, a copy of which is attached hereto as Schedule "C". This summary and
Article 113 should be reviewed carefully by any shareholder who wishes to exercise Dissenters' Rights or who wishes to preserve the right to do so, since failure to comply strictly with the procedures set forth in Article 113 will result in loss of such rights. Any shareholder who is considering dissenting should consult their legal advisor.



ACTIONS TO BE TAKEN BEFORE THE MEETING



     Notice to the Company. A shareholder who wishes to dissent must cause the Company to receive a written notice of intent to demand payment (the "Notice of Intent") for the Dissenting Shares before the vote on the Reincorporation or Acquisition at the Meeting. The Notice of Intent must reasonably inform the Company of the identity of the Shareholder and of the Shareholder's intent to demand payment for the Shareholder's Common Shares if the Reincorporation or Acquisition is completed. Neither a vote against the Reincorporation or Acquisition nor any proxy directing such vote, nor abstention from voting on the Reincorporation or Acquisition will satisfy the requirement for a written Notice of Intent. All Notices of Intent should be mailed to the Company, Suite 300, 250 -- 6th Avenue S.W., Calgary, Alberta CANADA T2P 3H7, Attn: Kyle Scott, General Counsel.



     No Voting in Favor of Reincorporation. In addition to delivering a Notice of Intent, each Dissenting Shareholder must not vote any Dissenting Shares in favor of the Acquisition or Reincorporation, either by proxy or at the Meeting.



     Exercise of Dissenter's Rights by Record Shareholders. Dissenters' Rights must be exercised by the Shareholders of record. Thus persons who hold their interest in Dissenting Shares through a nominee must require the record Shareholder to cause the Company to give the Notice of Intent, and otherwise to comply with the requirements (including the requirement to cause the record shareholder to refrain from voting in favor of the Reincorporation or Acquisition) as to all Dissenting Shares held for such beneficial owner.



ACTIONS TO BE TAKEN UPON OR AFTER APPROVAL OF THE ACQUISITION OR
REINCORPORATION.



     Dissenter's Notice. If the Acquisition or Reincorporation is authorized at the Meeting, then, within ten days thereafter, the Company will provide each Dissenting Shareholder a written notice (the "Dissenters' Notice") stating the proposed effective date of the Acquisition or Reincorporation, the address where the Payment Demand Form (as defined below) must be sent and where the certificate(s) representing Dissenting Shares must be deposited, supplying each Dissenting Shareholder with a form for the making of a payment demand (the "Payment Demand Form"), informing holders of uncertificated shares to what extent transfers of such shares will be restricted after payment demand is received and setting the date by which all Payment Demand Forms and certificates representing the Dissenting Shares must be received which date shall be not less than 30 days after the date of the Dissenters' Notice. The Dissenter's Notice will be accompanied by a copy of Article 13. Dissenting Shareholders shall, within the time and according to the procedures set forth in the Dissenters' Notice:


     (1) Cause the Company to receive a duly completed Payment Demand Form concerning the Dissenting Shares; and

     (2) Deposit with the party named in the Dissenters' Notice the share certificates representing the Dissenting Shares.


     A Shareholder who demands payment retains all rights as a Shareholder except the right to transfer shares until the effective date of the proposed transactions giving rise to the Shareholder's dissent and only has the right to receive payment for the shares after the effective date of the proposed transactions.


     Unless the Acquisition or Reincorporation does not become effective within sixty days of the deadline for Payment Demands or the Company does not make payment on such Payment Demand within sixty days, the delivery of a Payment Demand and the deposit of certificates representing Dissenting Shares are irrevocable.

     Failure to comply strictly with the Dissenters' Notice, as described in this section, will cause the loss of Dissenters' Rights under Article 113.


     Payment. Upon the effective date of the Acquisition or Reincorporation or the receipt of the Payment Demand, whichever is later, the Company will pay to all holders of Dissenting Shares who have validly exercised their Dissenters' Rights under Article 113 at the address shown on the Payment Demand Form the amount the Company estimates is the fair value of the Dissenting Shares plus interest at the rate provided in Article 113 from the Effective Date of the Acquisition or Reincorporation until the payment date. The Company also will provide the information required by Article 13 to Dissenting Shareholders.



     Notice of Dissatisfaction With Response to Payment Demand. If, with regard to any Dissenting Shares for a shareholder who has validly exercised Dissenters' Rights under Article 113: (i) the Dissenting Shareholder believes the amount offered or paid pursuant to the delivered Payment Demand Form is less than the fair value of the Dissenting Shares or that the interest was incorrectly calculated; (ii) the Company has failed within sixty days to make the Payment offered, or (iii) the Company does not return deposited certificates when required to do so, the Dissenting Shareholder may give notice to the Company of the Shareholder's estimate of the fair market value of the Dissenting Shares and the amount of interest due and demand payment of such estimate, less any payment previously made under the Payment Demand, or the Dissenting Shareholder may reject the Company's offer and demand payment of the fair value of the shares and interest due. Any Dissenters' Payment Objection must be received by the Company within thirty days after the Company makes or offered payment for the Dissenting Shares.



     Resolution of Dissenters' Payment Objections. If a Dissenters' demand for payment pursuant to the Dissenters' Payment Objection remains unresolved, then the Company may, within sixty days of receipt thereof, request that a court determine the fair value of the Dissenting Shares and interest due thereon. If the Company does not timely make such a request, it must pay the Dissenting Shareholder the amount set forth in the Dissenters' Payment Objection. In a proceeding described in this paragraph, the court shall appraise the Dissenting Shares and enter judgment in any amount by which the value of the Dissenting Shares plus interest exceeds the amount paid by the Company for the fair value thereof. The court shall assess costs of the appraisal proceeding against the Company, except that it may assess costs against Dissenters if it finds they acted not in good faith. The court may also assess fees and expenses of experts and counsel against the Company or against any party which it finds did not comply with requirements or acted not in good faith.



     This summary and the attached copy of Article 113 of the CBCA should be reviewed carefully by any Shareholder who wishes to exercise Dissenters' Rights or who wishes to preserve the right to do so. Failure to comply strictly with all the conditions for asserting rights as a Dissenting Shareholder, including the time limits referred to herein, will result in loss of such Dissenters' Rights, and such Dissenters' Shares will be entitled only to the payment (consisting of stock of Acquisition Co. in exchange for stock of the Company), as provided in the Reincorporation Agreement.

                   PART VI -- OTHER MATTERS TO BE ACTED UPON

     Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if any other matters properly come before the Meeting, the accompanying proxy will be voted on such matters in the best judgement of the person or persons voting the proxy.

                 PART VII -- INFORMATION CONCERNING FUTURELINK

HISTORY OF THE COMPANY


     The reader should refer to the Company's periodic reports filed pursuant to the Securities Exchange Act, 1934, as amended, including, without limitation, its Annual Reporting Form 10-K and its quarterly reports on Form 10-Q for the six months ended June 30, 1999 as incorporated by reference.


     FutureLink was incorporated under the Colorado Corporation Code on April 4, 1955 under the name of Cortez Uranium and Mining Co. On February 25, 1957, the Company changed its name to Core Oil, Inc. On June 16, 1983, it changed its name to Core Mineral Recoveries, Inc. and on July 20, 1997, changed its name again to Core Ventures, Inc. Finally, on February 17, 1998, the Company changed its name to FutureLink Distribution Corp.


     The head office of the Company is located at Suite 300, Bow Valley Square IV, 250 -- 6th Avenue S.W., Calgary, Alberta Canada T2P 3H7 and the Company's registered office is located at 5025 S. Federal Boulevard, Englewood, Colorado 80110.


     The Company's Common Shares was registered pursuant to Section 12(g) of the Securities and Exchange Act on January 6, 1999 and trades over-the-counter on the NASD regulated Bulletin Board under the symbol "FLNK".


     In 1998, FutureLink has made two significant acquisitions. On January 19, 1998, the stockholders of the Company ratified a share purchase agreement between FutureLink, FutureLink Distribution Corp., an Alberta corporation ("FutureLink Alberta"), Cameron Chell, Linda Carling, Colleen Rudolph, Bernie March, and Gerald Albert whereby the Company agreed to acquire 308,000 Class "A" common voting shares of FutureLink Alberta (46% of the outstanding shares of such company) in consideration of the issuance of 308,000 Common Shares. The shares were issued subject to an escrow agreement which has since expired. The agreement also provided that 700,000 Common Shares would be issued to various employees for the consideration of $3,500. FutureLink Alberta was added as a party for the purpose of making representations and warranties to induce the Company to enter into the agreement.



     On September 28, 1998, the Company issued a take-over bid circular offering to purchase the remaining 54% of FutureLink Alberta on the basis of one FutureLink Common Share for each FutureLink Alberta Class "A" common voting share. Management of FutureLink Alberta was identical to that of the Company and certain security holders of FutureLink Alberta were also security holders of FutureLink at the time of such takeover bid.



     In addition, by agreement among the Company, FutureLink Alberta, Donald A. Bialik, Olivia B. Bialik, Bialik Family Trust, Riverview Management Corporation which become known as FutureLink/SysGold Ltd., since amalgamated into FutureLink Alberta, and that company's subsidiaries, SysGold Ltd. and SysGold Inc., dated August 4, 1998, as amended by agreement dated August 24, 1998, FutureLink acquired all of the issued and outstanding shares of FutureLink/SysGold Ltd. (the "SysGold Acquisition Agreement"). The consideration was CDN$7,600,015 paid by CDN$3,100,000 cash on closing, CDN$585,000 in promissory notes payable on demand before 90 days following closing, and by the issuance of 850,000 FutureLink/SysGold shares exchangeable into 850,000 FutureLink Common Shares (attributed value $3.00/share). Subsequent to this transaction, SysGold Ltd. and SysGold Inc. were wound up into FutureLink/SysGold Ltd. The CDN$585,000 promissory notes plus all interest on same have since been paid in full by the Company.


     Effective June 1, 1999, the Company effected a one (1) for five (5) reverse split of its Common Shares as authorized by Shareholders at their Annual Meeting of November 30, 1998.


     On June 2, 1998, the Company entered into the Acquisition Agreement to acquire Micro Visions from the MV Shareholders, which agreement also involved Acquisition Co., which was set-up for assisting with the Acquisition. Micro Visions is based in Irvine, California with offices in Los Angeles, CA, Atlanta, GA, Raleigh-Durham, NC, Phoenix, AZ and Las Vegas, NV. Please refer to Part II -- "Acquisition of Micro Visions" for further details.


     Effective August 1, 1999, the Company merged its three existing wholly-owned Canadian subsidiaries, FutureLink Alberta, FutureLink/SysGold Ltd. and FutureLink Acquisition Corp. (the latter two companies

                                      VII-1
also incorporated in Alberta) into a single wholly-owned subsidiary continuing under the name FutureLink Distribution Corp. in Alberta (also referred to hereafter as "FutureLink Alberta"). This amalgamation was completed to simplify the administration of the Company's Canadian operations.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The authorized capital of the Company consists of 100,000,000 shares of common stock ("Common Shares"), $0.0001 par value, and 5,000,000 shares of preferred stock ("Preferred Shares") with no par value. As of the date of this Proxy Statement, the Company has 6,441,913 Common Shares issued and outstanding and no issued and outstanding Preferred Shares. As at August 16, 1999, the Company has 29,279,606 Common Shares reserved for issuance on the exercise of share acquisition rights, including Options and warrants, or upon the conversion of convertible debt. To the best of the knowledge of the Company, no person currently owns 10% or more of the issued and outstanding Common Shares of the Company as of the date hereof.

EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth all compensation received for services rendered to FutureLink in all capacities for the years ended December 31, 1998 and 1997, by (i) Cameron Chell, who has served as Chief Executive Officer of FutureLink during the years ended December 31, 1998 and 1997 and (ii) for the most highly compensated executive officers of FutureLink who were serving as executive officers as at July 1, 1999.

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation in respect of the four most highly paid senior executive and other officers of the Company and its subsidiaries for the fiscal year ended December 31, 1998 and for the first six months of 1999 to June 30th:


                                                                                      LONG TERM
                                                 ANNUAL COMPENSATION PAID            COMPENSATION
                                          --------------------------------------   ----------------
                                                                    OTHER ANNUAL   SECURITIES UNDER    ALL OTHER
                                PERIOD      SALARY        BONUS     COMPENSATION   OPTIONS GRANTED    COMPENSATION
NAME AND PRINCIPAL POSITION    ENDED(1)       ($)          ($)         ($)(2)            (#)             ($)(3)
---------------------------    --------   -----------   ---------   ------------   ----------------   ------------
Cameron Chell(4)............     1998     CDN$125,000           0            0         100,000         CDN$10,417
CEO and President...........     1999     CDN$ 84,650           0            0         700,000                  0
Raghu Kilambi(5)............     1998     CDN$100,000           0            0         100,000         CDN$ 7,000
CFO and VP-Finance..........     1999     CDN$ 84,650           0            0         500,000                  0
Bill Arnett(6)..............     1998     CDN$ 45,625   CDN$3,000    CDN$9,173          30,000         CDN$39,310
COO.........................     1999     CDN$ 63,500           0            0          40,000         CDN$67,569
Doug Evans..................     1998               0           0            0          25,000                  0
VP Business Practices.......     1999     CDN$ 63,000           0            0          25,000         CDN$26,437


---------------

NOTES:

(1) Period ended 1999 is for the period January 1, through June 30, 1999, being the end of the Company's second fiscal quarter.

(2) Other Annual Compensation represents Registered Retirement Savings Plan contributions made on behalf of the employee by the Company. This program was a carry over from the FutureLink/SysGold acquisition and is calculated at 5% of the gross T4 income less previous year's RRSP payment.

(3) Other Compensation:


    (a) for Cameron Chell consisted of consulting fees before becoming an employee of the Company;



    (b) for Raghu Kilambi consisted of consulting fees before becoming an employee of the Company; and


    (c) for Bill Arnett and Doug Evans was part of a Profit Sharing Program which carried over from the FutureLink/SysGold acquisition which is based upon a negotiated percentage of consulting revenue earned by that particular person (see the discussion of Mr. Arnett's compensation in "Employment Agreements", below).


(4) Mr. Chell resigned as Chief Executive Officer and President effective August 27, 1999.



(5) Raghu Kilambi's 1998 compensation is for the period March 1 to December 31.



(6) The 1998 compensation figures for Bill Arnett and Doug Evans reflect the period August 24 through December 31, following the acquisition of FutureLink/SysGold by the Company.


                                      VII-2

STOCK OPTION PLAN

     See Part IV -- "Further Matters to be Acted On-Approval to Amendment of Stock Option Plan and Grant of Options".

OPTION GRANTS IN LAST FISCAL YEAR


     The Stock Option Plan became effective on June 29, 1998 and Options have been granted up to and including June 29, 1999. Options to acquire 2,100 Common Shares have been exercised by non-executives to date. Options granted to, and held by, the most highly paid executive officers of the Company, including Cameron Chell, FutureLink's CEO, serving the Company as at July 1, 1999, are as follows:



                                   OPTION/SAR GRANTS TO JUNE 30, 1999
                                           (INDIVIDUAL GRANTS)
---------------------------------------------------------------------------------------------------------
                                                                 PERCENT OF
                                        NUMBER OF SECURITIES    OUTSTANDING     EXERCISE
                                             UNDERLYING         OPTIONS/SARS    OR BASE
                                            OPTIONS/SARS       GRANTED TO ALL    PRICE       EXPIRATION
NAME                                        GRANTED (#)          EMPLOYEES       ($/SH)         DATE
----                                    --------------------   --------------   --------   --------------
Cameron Chell,.......................         100,000               19.2%        $3.80      June 29, 2001
President & CEO                               700,000                            $3.15       June 1, 2004
Raghu Kilambi, CFO...................         100,000               14.4%        $3.80      June 29, 2001
                                              500,000                            $3.15       June 1, 2004
Bill Arnett, COO.....................          30,000                1.7%        $5.85     August 5, 2001
                                               40,000                            $1.40      April 1, 2004
Doug Evans...........................          25,000                1.2%        $5.85     August 5, 2001
VP Business Practices                          25,000                            $1.40      April 1, 2004


EMPLOYMENT AGREEMENTS


     FutureLink has, through its subsidiary, FutureLink Alberta entered into formal employment agreements with certain key executives, as follows:


     Philip Ladouceur entered into an Employment Agreement with the Company effective June 1, 1999 upon assuming the office of Executive Chairman. In this role, Mr. Ladouceur has primary responsibility for public company aspects of the Company's business and affairs, with an emphasis on financings, mergers and acquisitions, regulatory compliance and general corporate strategy. Mr. Ladouceur's base salary under this agreement is US$180,000 per annum, five weeks paid vacation per year, a maximum of 200% of base salary performance bonus, the grant of 700,000 additional Options with 175,000 vesting immediately and 175,000 each year hereafter for three years, subject to certain performance related early vesting provisions, and standard benefits. Mr. Ladouceur may resign on one month's notice and the Company may terminate his services with obligations to pay twelve months' severance unless the termination is for improper activities. The Employment Agreement also includes a separate confidentiality and non-competition agreement which is effective during the term of the Employment Agreement plus twelve months thereafter.

     Cameron Chell executed a Services and Compensation Agreement with FutureLink Alberta (then Coffee.com interactive c@fe corp.) July 1, 1997 to serve as President and Chief Executive Officer of that company. From May 1, 1998 to May 31, 1999 Mr. Chell's annual base salary was set at CDN$150,000 per annum. Additional terms include notice provisions (Mr. Chell must provide 60 days' notice, FutureLink Alberta must provide Mr. Chell 30 days' notice). A more recent Employment Agreement, dated effective June 1, 1999, between Mr. Chell, FutureLink Alberta and the Company now supercedes the prior arrangements. The financial terms and other conditions of this Employment Agreement include a base salary of US$180,000 per annum as CEO, four weeks paid vacation per year, a maximum 100% of base salary performance bonus, the grant of 700,000 additional Options with 175,000 vesting shares immediately and 175,000 each year thereafter for three years, and standard benefits. Mr. Chell will be able to resign on one month's notice and FutureLink must pay one year's severance if it terminates Mr. Chell's employment prior to the end of the term, unless the termination is for improper activities. The Employment Agreement also

                                      VII-3
includes a separate confidentiality and non-competition agreement which is effective for the term of the Employment Agreement plus twelve months thereafter.

     Mr. Kilambi entered into a formal Employment Agreement with FutureLink Alberta (and the Company) on December 1, 1998 as Vice-President -- Corporate Finance and Chief Financial Officer for both FutureLink and FutureLink Alberta for a two year term. Base salary under that agreement was CDN$150,000 per year, which could be adjusted upward in subsequent years. Effective June 1, 1999, Mr. Kilambi entered into a revised Employment Agreement with the Company whereby his base salary was raised to US$180,000 per annum. Additional terms include four weeks paid vacation per year, a maximum performance bonus of 100% of annual base salary, the grant of 500,000 additional Options, 125,000 of which vest immediately and 125,000 each year hereafter for three years, plus standard benefits. Mr. Kilambi can resign on one month's notice and FutureLink must pay one year's severance if it terminates Mr. Kilambi unless the termination is for improper activities. The Employment Agreement also includes a separate confidentiality and non-competition agreement which is effective for the term plus twelve months thereafter.


     Bill Arnett's formal Employment Agreement is dated July 29, 1996 and is with SysGold Ltd., which was wound-up into FutureLink/SysGold in August, 1998. Mr. Arnett began with SysGold as Manager -- Information Technology and has risen to the position of Chief Operating Officer of FutureLink and FutureLink Alberta.. The terms of the agreement include base salary of CDN$115,000 per year (increased to CDN$127,000 per year in July, 1998), annual paid vacation of four weeks per year, profit sharing incentives based on direct consulting billing, supervisory work and marketing, as well as a discretionary bonus. Termination is four weeks notice by Mr. Arnett with no specified severance or notice period should the Company (or FutureLink Alberta) terminate the agreement. The non-competition clause sets a nine month period following date of termination and the agreement also addresses confidentiality issues. With the recent promotion of Mr. Arnett to COO of FutureLink, a revised Employment Agreement is being negotiated and it is expected that it will be executed in the not-too-distant future.



     The Company recently completed a set of agreements whereby Vincent Romano agreed to serve as FutureLink's Executive Vice-President, Sales and Marketing. The agreements, all effective August 1, 1999, Mr. Romano's first day of employment, provide for a base salary of US$180,000 per year with the ability to earn performance bonuses totalling up to 100% of base salary. Other provisions include the grant of 250,000 Options, a US$100,000 signing bonus, an agreement that no severance is payable on termination, four weeks paid vacation per year, standard benefits, and a separate confidentiality and non-competition agreement effective during Mr. Romano's employment and for twelve months thereafter. Mr. Romano was provided with a US$2,000,000 loan by the company which he used to purchase 232,829 previously unissued Common Shares, which shares were deposited in escrow. Under the terms of a separate loan agreement and escrow agreement, one-eighth of the shares are released quarterly from escrow following each of the next eight fiscal quarters beginning October 1, 1999 and one-eighth of the loan principal is correspondingly forgiven, so long as Mr. Romano remains employed by the Company.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     FutureLink's directors and executive officers and individuals owning more than 10 percent of the Company's Common Shares are required to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission under Section 16(a) of the Securities Exchange Act of 1934, as amended. The Securities and Exchange Commission regulations also require those persons to provide copies of all filed Section 16(a) reports to FutureLink. The Company has reviewed the report copies filed in 1998, and based also on written representations from those persons, the Company believes that there was compliance with Section 16(a) filing requirements for 1998 and through July 31, 1999.

CERTAIN RELATIONSHIPS AND RECENT RELATED TRANSACTIONS

INDEMNITY AGREEMENT

     The Company, FutureLink Alberta, FutureLink Acquisition Corp., SysGold Ltd. and Riverview Management Corporation (now known as FutureLink/SysGold) entered into an Indemnity Agreement dated August 21, 1998 whereby FutureLink/SysGold has agreed to indemnify all of the parties from any loss,

                                      VII-4
damage, liability, deficiency, claim, cost recovery, expense, assessment or re-assessment arising from the claim filed by TAP Consulting Ltd., without limitation as well as any claims by Kevin Sebastion or other employees of the SysGold Subsidiaries with respect to any claim for options, warrants or other similar rights. Don Bialik was the President of Riverview Management Corporation at the time of signing this agreement and became a senior officer and director of the Company until his recent resignation. At the time of resigning, Mr. Bialik confirmed his obligations under this Indemnity Agreement.


WILLSON STATIONERS CONTRACT


     Willson Stationers Ltd. has entered into the Company's standard Service Provider Agreement. The contract is material because of the potential size of the transaction.


     During the year ended December 31, 1998, the Company provided services and products of $63,561 (CDN$94,267) to Willson Stationers Ltd. Included in accounts receivable is an amount of $58,909 (CDN$90,325) owing from Willson Stationers Ltd. These transactions are on normal commercial terms and conditions. In addition, the Company purchased office products from Willson Stationers Ltd. Included in accounts payable is an amount of $4,976 (CDN$7,630). These transactions are on normal commercial terms and conditions.

OTHER RELATED PARTY TRANSACTIONS


     During 1998, two of the Company's Shareholders (Cam Chell and Linda Carling) advanced the Company $289,264 (CDN$440,000). Simple interest at a rate of prime plus 1%, totaling $10,145 to December 31, 1998 has been added to the principal amount owing. In addition, one of the Company's Shareholders advanced the Company $17,609 (CDN$27,000) of which $19,662 (CDN$30,147), including interest, is outstanding at December 31, 1998. The amount bears interest at the bank's prime rate.



     During 1998, Linear Strategies Ltd., a Shareholder, advanced the Company $729,802. Interest incurred on the loan to July 2, 1998 in the amount of $2,904 has been added to the principal amount owing. $350,000 of the loan was assigned to another Shareholder on July 2, 1998. On the same date, both portions of the loan were converted into 225,450 Common Shares with an ascribed value of $732,651, and an equal number of Common Share purchase warrants. Each warrant entitles the holder to purchase one share of Common Share at $5.00 on or before June 30, 1999 and at $6.25 on or before June 30, 2000.



     Accounts payable include $39,840 (CDN$61,087) due to Shareholders and employees of the Company at December 31, 1998. The amounts do not carry interest and have no set repayment terms.



     During the year end December 31, 1998, the Company provided services and products of $40,277 (CDN$59,735) to Jaws Technologies Inc., an entity of which certain Directors are also Directors of the Company. An amount of $37,002 (CDN$56,735) is owed to the Company by Jaws Technologies Inc. at December 31, 1998, which has been provided as an allowance for doubtful accounts due to the uncertainty of collection. The amounts charged for services and products are on normal commercial terms and conditions.


     During the year end December 31, 1998, the Company provided services and products of $9,471 (CDN$14,047) to NextClick Ltd. Certain Directors of the Company were also Directors of NextClick Ltd. until December 1, 1998. These transactions are on normal commercial terms and conditions. The full amount remains outstanding at year end but has been provided as an allowance for doubtful accounts due to the uncertainty of collection.


     During the year ended December 31, 1998, the Company provided services and products of $10,199 (CDN$15,126) to Sheraton Business Forms Ltd., an entity of which a Shareholder is also a Shareholder of the Company. Included in accounts receivable is an amount of $4,434 (CDN$6,799) owing to the Company. These transactions are on normal commercial terms and conditions.



SHARE CAPITAL


     The Company is authorized to issue 100,000,000 Common Shares with a par value of $0.0001 per share, of which 6,441,913 Common Shares were issued and outstanding as fully paid and non-assessable as at August 1, 1999. As well, 4,172,600 Common Shares were reserved for issuance under the Stock Option Plan, 12,333,140 Common Shares were reserved for issuance upon exercise of outstanding warrants and 12,773,867
                                      VII-5

Common Shares underlying outstanding convertible debt securities were reserved for issuance upon conversion. The Company is also authorized to issue 5,000,000 Preferred Shares, without nominal or par value. To date, no preferred shares have been issued.



     The Common Shares commenced quotation on the NASD Over-the-Counter Bulletin Board ("OTC-BB") under the symbol "CVNK" in early 1995. Subsequent to the share acquisition agreement of January 20, 1998 between Core Ventures, Inc. and the five major stockholders of FutureLink Distribution Corp., an Alberta corporation, the Company changed its name from Core Ventures, Inc. to FutureLink Distribution Corp. and trading commenced under the symbol "FLNK" in early 1998. The Company's Common Shares were temporarily assigned the trading symbol "FLNKD" on June 1, 1999 for twenty trading days to draw attention to the reverse stock split of the Common Shares. The trading symbol is currently "FLNK".


CAPITALIZATION


                                                            OUTSTANDING AS AT     OUTSTANDING AS AT
                                             AUTHORIZED    DECEMBER 31, 1998(1)     JUNE 30, 1999
                                             -----------   --------------------   -----------------
Long-Term Debt(1)..........................           --                --                    --
Common Shares(2)...........................  100,000,000       $10,264,326           $25,304,065
                                                                (4,908,071 Shares)    (6,207,784 Shares)
Preferred Shares...........................    5,000,000                 0                     0


---------------

NOTES:

(1) Adjusted to reflect the 1 for 5 reverse stock split effected June 1, 1999.


(2) At August 1, 1999, there were Options outstanding to purchase in the aggregate 4,129,800 Common Shares, warrants outstanding to purchase in the aggregate 12,333,140 Common Shares and $26,399,176 of various convertible debt instruments which, in the aggregate, can be converted into 12,773,867 Common Shares.



(3) Common Shares includes the sum of issued capital, capital to be issued, capital in excess of par value and contributed surplus. At June 30, 1999 FutureLink had an accumulated deficit of $21,682,463 and total shareholders' equity of $3,411,352. At December 31, 1998, FutureLink had an accumulated deficit of $7,330,457 and total Shareholders' equity of $2,837,401.


AUDITORS


     The auditors of the Company are Ernst & Young LLP, at Suite 1300, 707-7th Avenue S.W., Calgary, Alberta T2P 3H6.


FINANCIAL STATEMENTS


     The audited financial statements of the Company for the year ended December 31, 1998 and the unaudited interim financial statements of the Company for the six months ended June 30, 1999 are attached hereto as Schedule "H". The December 31, 1998 financial statements were audited by Ernst & Young LLP, Chartered Accountants, of Calgary, Alberta.


TRANSFER AGENT

     General Securities Transfer Agency, Inc., at 3614 Calle Del Sol N.E., Albuquerque, New Mexico 87110-6112 is the transfer agent and registrar for the Common Shares of the Company.


RISKS CONCERNING FUTURELINK



     Losses and Accumulated Deficit; Ability to Continue as a Going
Concern. For the year ended December 31, 1998, the Company reported a net loss of $5,880,294, including an operating loss of $5,210,947. For the six months ended June 30, 1999, the Company reported a comprehensive loss of $11,321,746, including an operating loss of $10,524,118. As of June 30, 1999, the Company had an accumulated deficit of $21,682,463 as shown in the Company's interim consolidated financial statements for the six months ended


                                      VII-6

June 30, 1999. The Company is not currently profitable and there can be no assurance that Company will operate profitably in the future and that the Company will not continue to sustain losses. Continued losses could materially and adversely affect the Company's business.



     Future Capital Needs. The Company is intensifying its expansion efforts in the growing ASP market which is the key reason for current losses and requirements for additional capital. The Company requires significant funds to continue its growth strategy of building additional in-house "Server Farms", for hosting applications for clients and to either effect acquisitions of additional information technology outsourcing companies based in other North American centers or establish a presence in other cities directly in order to grow geographically. In order to remain competitive and at the forefront of the ASP industry, the Company must continue to make significant investments in technology, systems, staff and branch offices. These capital needs cannot be met from internal cash flow and must be met by financing through additional debt or equity. There can be no assurance that such financing will be available or, if available, that it will be upon terms satisfactory to the Company. Without new debt or equity financing, there is significant doubt that the Company has adequate resources to fund its operations as currently structured and in the ordinary course throughout 1999.



     Speculative Nature of IT Business. The IT outsourcing industry is subject to significant risk factors including changes in general economic conditions, competition from other properties, the failure of customers to meet their obligations and other operating costs which may result in a failure to produce income or revenue.



     Competition. The market for IT services is very competitive because of the large number of competitors and the rapidly changing environment. Primary competitors include participants from a variety of market segments, including "Big Five" accounting firms, systems consulting and implementation firms, application software firms, service groups of computer equipment companies, facilities management companies, general management consulting firms and programming companies. Many of these competitors have significantly greater financial, technical and marketing resources and greater name recognition than the Company. In addition, the Company's services compete with its clients' internal resources, particularly where these resources represent a fixed cost to the client. Such competition may impose additional pricing pressures on the services offered by the Company. There can be no assurances that the Company will compete successfully with its existing competitors or with any new competitors.



     Rapid Technological Change. The information technology sector in which the Company offers outsourcing services is characterized by rapidly changing technology with continuous improvements in both computer hardware and software and rapid obsolescence of current systems. Management believes that while such rapid change poses risks for the Company in striving to keep its server hardware, communications links and hosted software offerings up to date, these risks will have a positive impact on marketing ASP services in that potential clients face the same risks with less expertise to deal with these issues internally, as effectively. The Company's success will depend in part on its ability to develop IT solutions that keep pace with continuing changes in IT, evolving industry standards and changing client preferences. There can be no assurance that the Company will be successful in adequately addressing these developments on a timely basis or that, if these developments are addressed, the Company will be successful in the marketplace. In addition, there can be no assurance that products or technologies developed by others will not render the Company's services uncompetitive or obsolete. Any failure by the Company to address these developments could have a material adverse effect on the Company's business, operating results and financial conditions.



     Development and Acceptance of New Services. The ASP industry is in its infancy and the Company must both work to establish the ASP market as well as attain market share. While the Company continues to provide more traditional information technology outsourcing (consulting regarding software application and customization, consulting regarding Year 2000 issues, establishing in-house server-based networks for clients, etc.), it is focusing its efforts on marketing fully outsourced information technology by hosting client applications on its "Server Farm" network. Many existing and potential customers may prove reluctant to totally outsource their IT function in the ASP model. However, by offering the full range of traditional IT outsourcing services as well as its "Server Farm" concept, the Company expects to expand its customer base, with expectations of greatest growth in the fully hosted ASP segment.


                                      VII-7

     Dependence on Third Parties. The Company depends on certain third party suppliers to provide key components for the provision of our ASP services, including telecommunications providers and network management software providers, primarily Citrix. Some of these components or applications are only available from limited sources or sole providers in the quality and quantity our Company demands. Any failure to obtain necessary products or services in a timely manner and at an acceptable cost could have a material adverse affect on the Company's business, results from operations and financial condition.



     Strategic Software Vendor Relationships. The Company obtains software products pursuant to agreements with Onyx, Great Plains, Applix and Galleon and offers these software packages to clients as part of our ASP solution. The provision of such software, as well as any additional software offerings, is critical to our ASP expansion strategy. If one or more of our existing relationships with our key software partners were to be terminated or not renewed, the Company could be faced with discontinuing products or services or delaying or reducing introduction of services unless the Company can find, license and offer equivalent software packages, if available.



     All of our third party agreements are non-exclusive. The Company's competitors could also license and offer software products which we offer as part of our ASP services. We cannot be sure that our current strategic software vendors will continue to support the software we currently license from them in current form, nor can we be sure that our Company will be able to adapt our systems to changes in such software. Furthermore, we cannot be sure that financial or other difficulties may be faced by such vendors and have a material adverse effect on the software offered by us to clients or that if such software packages become unavailable, that we will be able to locate suitable alternatives.



     Security Risks. Questions surrounding the secure transmission of confidential information to and from our Server Farm form a barrier to the growth of our ASP services. FutureLink's ASP services rely on encryption and authentication technology licensed from third parties to provide the security required to safely transmit confidential information. While the Company has implemented a variety of state of the art network security systems to protect against unauthorized access, computer viruses, other intentional acts and accidents and disruptions may occur. Our clients may experience service interruptions or delays as a result of accidental or intentional disruptions. Such acts could jeopardize the security of confidential client information. This could potentially result in liability to the Company, loss of existing clients or the loss of reputation leading to difficulties in attracting new clients. Although we plan to continuously upgrade our security systems, such measures have been circumvented in the past and the Company's security could be circumvented in future. The costs required to avoid the intrusion of or to eliminate computer viruses or to alleviate other potential or real security threats could be expensive and any additional efforts required to address security issues could result in service interruptions or delays to clients which would have a material adverse effect on the Company's business, results of operations and financial condition.



     Project Risks. Many of the engagements undertaken by the Company or its subsidiaries involve projects that are critical to the operations of its clients' businesses and provide benefits that may be difficult to quantify. The Company's failure or inability to meet a client's expectations in the performance of its services could result in a material adverse change to the client's operations and therefore could give rise to claims against the Company (or a subsidiary of the Company) or damage the Company's reputation, adversely affecting its business, operating results and financial condition.



     Fixed-Bid Projects. The Company and its subsidiaries undertake many projects billed on a fixed-bid basis, which is distinguishable from the Company's other methods of billing on a time and materials basis or on a monthly, per employee/user basis. The failure of the Company to complete such projects within budget would expose the Company to risks associated with cost overruns, which could have a material adverse effect on the Company's business, operating results and financial condition.



     Customer Concentration. To date, the Company's sales have been highly concentrated with most revenues to date derived from customers headquartered near the Company's head office in Calgary, Alberta, Canada. In addition, approximately 22% of its revenues for the year ended December 31, 1998, were derived from sales to Canadian Natural Resources Ltd. There can be no assurance that Canadian Natural Resources Ltd. will continue to purchase services and technology from the Company at current levels, if at all. The

                                      VII-8
proposed acquisition of Micro Visions would serve to diversify the geographic locations where revenue is generated and reduce customer concentration.



     International Exposure and Foreign Exchange Risk. Revenues outside of the United States accounted for almost 100% of the Company's total revenues for the year ended December 31, 1998, and for the six months ended June 30, 1999, with virtually all revenues being earned in Canada. While the Company is focusing its expansion efforts in the United States, and anticipates closing the proposed acquisition by Micro Visions by October 1, 1999, management anticipates that Canadian sales will continue to account for a substantial amount of the Company's revenues. International sales are subject to certain risks, including unexpected changes in regulatory requirements, tariffs and other barriers and potentially adverse tax consequences. In addition, international sales may be materially adversely affected by currency risks associated with fluctuations in exchange rates and the potential for devaluation of certain currencies. The Company's audited consolidated financial statements for the year ended December 31, 1998 show a negative foreign currency translation adjustment of $96,468. There can be no assurance that the above listed and other factors associated with international operations will not have a material adverse effect on the Company's revenues and net earnings (losses).



     Creditworthiness of Clients. The value of the Company's computer equipment, software, and intellectual property thereto may depend on the credit and financial stability of the Company's and its subsidiary's customers. The Company's projected income would be adversely affected if a significant number of customers were unable to meet their obligations to the Company or its subsidiaries or if the Company were unable to continue to collect its accounts receivables. In the event of default by customers, the Company may experience delays in enforcing its rights as a vendor and may incur substantial costs in protecting its investment.



     Dependence on Key Personnel/Attraction and Retention of Employees. The Company's business, both directly or indirectly, involves the delivery of IT consulting services and is labor-intensive. The Company's success depends in large part upon its ability to attract, develop, motivate and retain highly skilled employees, directors and officers. Qualified technical employees are in great demand and are likely to remain a limited resource for the foreseeable future. The unexpected loss or departure of any of the Company's key directors, officers or employees could be detrimental to the future operations of the Company. The Company has historically experienced turnover rates which it believes are consistent with industry norms. An increase in this rate could have a material adverse effect on the Company's business, operating results and financial condition, including its ability to secure and complete engagements. The success of the Company's business will depend, in part, upon the Company's ability to attract and retain qualified personnel as they are needed. There can be no assurance that the Company will be able to engage the services of such personnel or retain its current personnel.



     Risks Related to Growth, Including Planned and Possible Acquisitions. The Company plans to and may expand its operations, internally and/or through the acquisition of firms operating in similar business areas. There can be no assurance that the Company will be able to effectively expand or identify, acquire or profitably manage additional businesses or successfully integrate any acquired businesses into the Company without substantial expenses, delays or other operational or financial problems. Further, growth through direct expansion or by acquisitions may involve a number of special risks or effects, including diversion of management's attention, failure to retain key acquired personnel, unanticipated events or circumstances, legal liabilities and amortization of acquired intangible assets and other one-time or ongoing acquisition related expenses, some or all of which could have a material adverse effect on the Company's business, operating results and financial condition. Client satisfaction or performance problems of a single acquired firm could have a material adverse impact on the reputation of the Company as a whole. In addition, there can be no assurance that if the Company acquires any businesses or adds offices in other geographical locations that these actions will achieve anticipated revenues and earnings. The failure of the Company to arrange its growth strategy successfully could have a material adverse effect upon the Company's business, operating results and financial condition.


                                      VII-9

     Intellectual Property Rights. The Company relies on contractual relationships with a number of key suppliers for intellectual property required to service clients. For example, certain licensee rights or reseller rights lie with companies such as Citrix, Onyx, Great Plains, Applix, Galleon, Microsoft, etc. We rely on copyright, trademark, service mark, trade secret laws, non-disclosure agreements and restrictions in our contracts with third parties to protect certain proprietary rights in our products and services. The Company has no patented technology to bar competitors from the Company's market. Despite our best efforts to protect our proprietary rights, unauthorized parties may attempt to copy or otherwise obtain our technology for their use. Preventing such unauthorized duplication and use is difficult and we are not certain that we can fully protect our proprietary rights. Although we believe that the Company's trademarks and other intellectual property may have value, we believe that the Company's success will also depend on the innovation, technical expertise and the marketing abilities of its personnel.



     Tradename. A number of U.S. and international companies currently use all or a portion of the name "FutureLink" in connection with products or services in similar industries as that engaged in by the Company. While the Company is attempting to qualify under a trademark its name throughout the U.S. and Canada, significant issues may be present as to the ability to widely use the name in connection with the products or services to be rendered by the Company.



     Limited Control and Influence on the Company. The current officers and directors, including the controlling beneficial shareholders of the Company in the aggregate, directly or beneficially, own approximately 8.5% of the total outstanding Common Stock as at August 1, 1999 and approximately 19.5% of the fully diluted common stock (only adding vested stock options) as at that date. Following the proposed acquisition of Micro Visions management, including Mr. Glen Holmes from Micro Visions, are projected to own approximately 60% of the projected outstanding common stock and 30% of the fully diluted common stock (only adding vested stock options) at closing. As a result, management will probably be able to elect a majority of the Company's directors and thereby control the policies of the Company, as well as determine the outcome of corporate actions requiring shareholder approval by majority action, regardless of how other shareholders of the Company may vote. Such ownership of Common Stock may have the effect of delaying, deferring or preventing a change in control of the Company and may adversely affect the voting rights of holders of Common Stock.



     Limitation of Liability of Directors. As permitted by the Colorado Business Corporation Act, the Company has Articles of Incorporation, as amended, and by-laws which eliminate, with certain exceptions, the personal liability of its directors to the Company and its shareholders for monetary damages as a result of a breach of fiduciary duty. Such a provision makes it more difficult to assert a claim and obtain damages from a director in the event of any alleged breach of fiduciary duty. The Colorado Business Corporation Act provides that a corporation has the power to (i) indemnify directors, officers, employees and agents of the corporation against judgments, fines and amounts paid in settlement in connection with suits, actions and proceedings and against certain expenses incurred by such parties if specified standards of conduct are met: and
(ii) purchase and maintain insurance on behalf of any of the foregoing parties against liabilities incurred by such parties in the foregoing capacities. The by-laws of the Company provide for indemnification of its officers and directors against expenses actually and necessarily incurred by them in connection with the defense of any action, suit or proceeding in which they are made parties by reason of being or having been officers or directors of the Company; except in relation to matters as to which any such director or officer is adjudged in such action, suit or proceeding to be liable for gross negligence or willful misconduct in the performance of duty. However, such indemnification is not exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of shareholders or otherwise.



     Limited Trading History of the Company's Common Stock; Stock Price Volatility. Between January 1, 1999, and August 13, 1999, the closing sale price has ranged from a low of $1.20 per share to a high of $9.50 per share (intraday trading prices). The market price of the Company Common Stock could continue to fluctuate substantially due to a variety of factors, including quarterly fluctuations in results of operations, adverse circumstances affecting the introduction of market acceptance of new products and services offered by the Company, announcements of new products and services by competitors, changes in the IT environment, changes in earnings estimates by analysts, changes in accounting principles, sales of shares of the Company

                                     VII-10

Common Stock by existing holders, loss of key personnel and other factors. The market price for the Company Common Stock may also be affected by the Company's ability to meet analysts' expectations, and any failure to meet such expectations, even if minor, could have a material adverse effect on the market price. In addition, the stock market is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market prices of securities issued by many companies for reasons unrelated to the operating performance of these companies. In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been instituted against such a company. Any such litigation instigated against the Company could result in substantial costs and a diversion of management's attention and resources, which could have a material adverse effect upon the Company's business, operating results and financial condition.



     Risks of Low-Priced or Penny Stock. The common stock of the Company is traded on the NASD regulated over-the-counter Bulletin Board. As such it is subject to Rule 15(g)-(9) under the 1934 Act. Rule 15g-9 requires additional disclosure, relating to the market for penny stocks, in connection with trades in any stock defined as a penny stock. The Commission defines a penny stock to be any equity security that has a market price of less than $5.00 per share (exclusive of commissions), subject to certain exceptions. Such exceptions include any equity security listed on Nasdaq and any equity security issued by an issuer that has (i) net tangible assets of at least $2,000,000, if such issuer has been in continuous operation for three years, (ii) net tangible assets of at least $5,000,000, if such issuer has been in continuous operation for less than three years, or (iii) average annual revenue of at least $6,000,000, if such issuer has been in continuous operation for less than three years. Unless an exemption is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith.



     In addition, trading in the Company's common stock is covered by Rules 15(g)-(1) through 15(g)-(6) under the 1934 Act for non-Nasdaq and non-exchange listed securities. Under such rules, broker/dealers who recommend such securities to persons other than established customers and accredited investors must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale. Securities also are exempt from these rules if the market price is at least $5.00 per share.



     The regulations on penny stocks could limit the ability of broker/dealers to sell the Company's securities and thus the ability of the Company's shareholders to sell their securities in the secondary market.



     No Dividends Anticipated on Common Shares. The Company has a limited history and no history of positive earnings and has not paid any dividends on its Common Shares to date. The Company currently transacts all of its business through subsidiaries. The Company does not currently intend to declare or pay any dividends on its Common Shares in the foreseeable future, but plans to retain earnings, if any, for development and expansion of its business operations.



     Reliability of Market Data. Market data used within this report was obtained from internal sources and from industry publications. Such industry publications typically contain a statement to the effect that the information contained therein was obtained from sources considered reliable, but that the completeness and accuracy of such information is not guaranteed. While we believe that the market data presented herein is reliable, we have not independently verified such data. Similarly, market data supplied by internal sources which we believe to be reliable has not been verified by independent sources.



     No Assurance of Completion of Micro Visions Merger. The Acquisition Agreement, the Agreement and Plan of Reorganization and Merger dated June 2, 1999 among the Company, FutureLink California Acquisitions Corp., the Company's wholly-owned Delaware subsidiary, Micro Visions and Holmes Trust, Glen C. Holmes and Christine M. Holmes, with Micro Visions provides a number of conditions precedent to closing the transaction, including, but not limited to, the approval of the Company's Shareholders, regulatory approval from each governmental entity necessary for consummation of the proposed transaction, including the Securities and Exchange Commission, the Company securing financing necessary to pay the cash consideration on terms satisfactory to Micro Visions, no material adverse changes in the condition (financial or otherwise) of either the Company or Micro Visions and the receipt of all other necessary third party

                                     VII-11
consents. There can be no assurance that the Company will be able to meet all of the conditions precedent which are its responsibility, or that even if the Company meets such obligations, that the proposed transaction will close due to a failure by Micro Visions to meet its obligations, due to a material adverse change in the condition of either Micro Visions or the Company or for any other unforeseen circumstance. If the transaction fails to close, there is a risk that all or a portion of the deposit paid by the Company ($1,500,000 to date, $2,000,000 by August 31, 1999) will be forfeited by the Company.



     Risks Associated with Micro Visions Merger. If the Micro Visions Acquisition is successfully concluded, there can be no assurance that the Company will be able to profitably manage or successfully integrate Micro Visions' assets and personnel without substantial expenses, delays or other operational or financial problems. The Micro Visions Acquisition may involve the recognition of substantial goodwill which will be amortized as a charge to operations over the next 15 to 20 years. Furthermore, the Acquisition may involve additional risks or effects, including diversion of management's attention, failure to retain key acquired personnel, unanticipated events or circumstances, legal liabilities and other one-time or ongoing acquisition related expenses, some or all of which could have a material adverse effect on the Company's business, operating results and financial condition. Client satisfaction or performance problems of Micro Visions, if any, could have a material adverse impact on the reputation of the Company as a whole. This proposed Acquisition involves the Company adding offices in other geographical locations which will add further responsibilities to the Company's existing management structure. There is no assurance that even if successful, the Company's acquisition of Micro Visions may not result in the generation of anticipated revenues and earnings.



RISKS ASSOCIATED WITH THE YEAR 2000



     Many currently installed computer systems and software products are coded to accept only two digit entries in the date code field to specify year and cannot distinguish 21st century dates from 20th century dates. These date code fields will have to be able to distinguish 21st century dates from 20th century dates to avoid systems failures or miscalculations causing disruptions of operations by, at or beyond the Year 2000, including, among other things, a temporary inability to process transactions, send invoices or engage in similar ordinary business activities. As a result, many companies' computer systems and software may require replacement or modification in order to address such Year 2000 issues.



     Based on available information, we are preparing contingency plans in the event of failure of critical systems resulting from Year 2000 compliance issues including the failure of computer systems of outside suppliers, for example, our outsourced payroll.



     The Company sells computer-related services and so the Company's risk of litigation relating to Year 2000 issues is likely to be higher than the risks faced by companies in other industries. With computer products and IT services often incorporating components from multiple suppliers, it may be difficult to determine which component(s) may cause Year 2000 problems. As such, the Company may be subject to lawsuits regarding Year 2000 issues whether or not our products and services are Year 2000 compliant. We can not be certain what the outcome or impact of any such lawsuits may be.


                                     VII-12

               PART VIII -- INFORMATION CONCERNING MICRO VISIONS

MICRO VISIONS AND ITS CAPITAL STRUCTURE

     Micro Visions was founded in 1987 by Glen Holmes. The business was incorporated under the California Corporations Act on September 8, 1993 as Executive LAN Management, Inc. doing business under the name "Micro Visions" and uses "Micro Visions" as an unregistered trade name. The head office and principal office of Micro Visions is located at #100, 6 Morgan, Irvine, California, 92618 and its registered office is located at the same address.

     Micro Visions is authorized to issue an unlimited number of common shares and an unlimited number of preferred shares, issuable in series. As at the date of this Proxy Statement, 200 common shares and no preferred shares were issued and outstanding in the capital of Micro Visions.

MICRO VISIONS SHAREHOLDERS


     The sole shareholder of Micro Visions is the Holmes Trust, a trust for the benefit of the family of Glen and Christine Holmes, which owns 200 issued and outstanding common shares of Micro Visions.


BUSINESS OF MICRO VISIONS


     Micro Visions is one of North America's leading server-based network integration firms. In January of 1999, the company was also recognized by Citrix Systems Inc. as the number one reseller of Citrix Systems computing solutions in North America.



     Micro Visions has built its success upon the effective utilization of industry leading vendor partnerships. In bringing together its clients with appropriate vendor partners, Micro Visions delivers business-oriented computing systems that reduce clients' total cost of ownership while providing effective solutions.



     In 1994, Micro Visions developed a partnership with Citrix, a world leader in server-based computing software, which crossed the boundaries to enable access to virtually any application -- regardless of client hardware or network connection. Since then, Micro Visions' revenues have increased from $800,000 in 1994 to $13.7 million in 1998. One of only 34 Citrix Platinum Resellers in the world, Micro Visions is leading the expansion of the server-based computing market in North America.



     Based in Irvine, CA, Micro Visions employs approximately 80 people. Utilizing its extensive in-house expertise, Micro Visions operates a Training Centre for technical training of front line systems engineers. It also holds ongoing "Invitation to the Future" seminars designed to put the server-based computing technology into focus for current and future clients.


     Micro Visions' client list is extensive and varied. Numbering over 36,000 server based computing seats, Micro Visions' solutions are being utilized by Fortune 100 companies and small, regional organizations alike. Ranging from financial and health institutions to electronics, aerospace and chemical companies, Micro Visions' clients include such notable names a Avery Dennison, Motorola, Amgen, Allergan, Bank of America, Nestle USA, Toshiba, Deutsche Financial and Universal Alloy.


     Micro Visions delivers highly technical business-oriented solutions to its clients nationwide by using server-based computing solutions. Micro Visions has expertise in server-based computing technology, infrastructure analysis and design, centralized management of 32-bit desktops, and Internet and Intranet deployment strategies.


     Micro Visions:


     - Has sold 30,000+ Citrix seats (licenses), installed over 1,000+ servers (base licences), and completed 350+ customer deployments since its incorporation.



     - Is a Microsoft Solution Provider Partner, providing extensive Microsoft TSE integration experience.



     - Is currently the leading worldwide Citrix reseller. Its Irvine location is a Platinum reseller (34 out of 5,000 resellers qualify as a Platinum reseller), while all other Micro Visions offices are Citrix Gold

                                     VIII-1
       resellers. Micro Visions has the potential to establish multiple Citrix Platinum Reseller locations, a first, given its growth in its Atlanta, GA and Las Vegas, NV offices.


     Micro Visions' server-based computing solutions provide companies with the services to accomplish all of those tasks. Micro Visions provides:

     1.    Management and user support in a timely and cost-effective manner;


     2. Access to business-critical applications to dispersed user -- regardless of connection, location or device;


     3.    Exceptional application performance; and

     4.    Tight security for enterprise-level computing.


     Micro Visions is able to deliver these services by utilizing server-based computing ("SBC"). SBC is a model in which applications are deployed, managed, supported and executed 100% on a server. It uses a multi-user operating system and distributes the presentation of an application's interface to a client device.


     As part of the Company's SBC service offering, it offers:

     INTERNETWORKING ANALYSIS AND DESIGN

     Consists of technology refresh consulting for Local Area Network (LAN) and Wide Area Network (WAN) infrastructures, network health inspections to optimize performance and reduce network downtime, and business continuity consulting to sustain businesses following a disaster.

     32-BIT APPLICATION DEPLOYMENT AND DESKTOP MANAGEMENT


     Consists of centrally managing Windows 95, 98 and NT desktops, which shortens the implementation cycle for new applications, controls IT department costs to deliver applications updates, and reduces the customer's total cost of ownership.


     PROJECT MANAGEMENT METHODOLOGIES

     Micro Visions' project management team uses the Microsoft Solutions Framework -- a suite of models, concepts and guides for building and deploying enterprise systems. These align business and technology objectives, reveal risk, important planning assumptions and key interdependencies that are critical to a successful project deployment, and to reducing the total cost of ownership.

     REMOTE ACCESS

     As a leading Citrix integrator, Micro Visions helps companies simplify their ability to configure, manage and lower the costs associated with connecting various offices, branches or telecommuting sites. This is accomplished by using Citrix's ICA(R) and MetaFrame(R) technology.

     COMPUTER TRAINING COURSES


     As a Citrix authorized learning center and a Microsoft certified technical education center, Micro Visions offers 35 courses ranging from one-day workshops to five-day training courses at both its Atlanta, GA and Irvine, CA offices. The courses range from Citrix WinFrame and MetaFrame training to Microsoft SQL Server training. Micro Visions also offers highly technical, custom SBC classes. The center is capable of training 12 students per class. In addition, Micro Visions does dedicated, on-site training for a variety of clients.


     PROCUREMENT OF HARDWARE AND SOFTWARE


     Micro Visions will procure hardware and software for customers. Micro Visions offers drop-ship deliveries and the ability to custom configure computer equipment.


                                     VIII-2

CORPORATE OFFICES


     From its current headquarters in Irvine, California, Micro Visions has expanded to offices in Atlanta, Las Vegas, Los Angeles, Phoenix and Raleigh/Durham N.C.


INTELLECTUAL PROPERTY


     Micro Visions does not have any existing patents, patent rights, computer software, trademarks, trademark rights, service mark rights, trade names, trade name rights or copyrights. No applications are currently pending for any of the aforementioned intellectual property categories. Micro Visions' business is dependent on licencing and reselling agreements with software developers such as Citrix and Microsoft.


COMPETITION

     Micro Visions' direct competition includes Citrix resellers operating in the geographical area of any Micro Visions office. Key resellers include:
Computer Networks, Inc. ("CNI"), of Pleasanton, CA, NATIONAL BUSINESS GROUP, INC. ("NBG"), of Atlanta, GA, Integration Technologies, Inc. ("IT") of Newport Beach, CA, and Data Transit Inc., of Norcross, GA.

     Micro Visions' indirect competition includes any other IT system integration provider, but Micro Visions does not really consider them competition, as none have the server-based computing skills that clients require to solve their IT problems. Upon joining FutureLink and expanding its offerings to include ASP services, Micro Visions will expand its client base and its list of competitors, which will include ASP companies which will compete with FutureLink.

MAJOR CUSTOMERS


     Major Customers of Micro Visions, based on annual sales for the twelve months ended December 31, 1998, are primarily southern California-based, and weighted towards the financial services sector. Micro Visions' top 10 customers in calendar year 1998 consists of the following:


Long Beach Mortgage                            Daikin America
Ameriquest Mortgage Company                    Onyx Acceptance Corp.
Advanced Systems                               Farmers Insurance
Colonial Savings                               Bank of America
Santa Barbara Cottage Hospital                 Kneedler-Fauchere

     Revenues from Long Beach Mortgage and its affiliates represented approximately 10% of Micro Visions total revenues in calender 1998. No other single customer accounted for 10% or more of Micro Visions' revenues in 1998.

MANAGEMENT OF MICRO VISIONS

     The following is a brief resume of the management and key personnel of Micro Visions.

    Glen Holmes
    President

     Mr. Holmes has been focused on solving business problems through the use of network integration technology since 1985. Micro Visions, founded in 1987, concentrates on solutions that provide access to any applications, to any user, located anywhere. Mr. Holmes, a former systems engineer, now directs approximately 80 employees to focus on solving a vast array of business problems using server-based computing solutions. This focus has allowed Micro Visions to implement solutions throughout the country for numerous Fortune 500 businesses and achieve the distinction of being the number one Citrix Reseller in North America in 1998.

                                     VIII-3

    Roger Gallego
    Chief Operating Officer

     Mr. Gallego joined Micro Visions in 1992 as a fledgling company and has been instrumental in its growth. Mr. Gallego is currently involved in the strategic management of Micro Visions, as well as heading the development of that company's new ASP offerings, in conjunction with FutureLink. Mr. Gallego's vast technical and marketing experience has been invaluable in his ability to offer customers perspective from both the business and technical aspects of a complete server-based solution.

    Terry Malone
    VP National Solutions Group


     Mr. Malone has been with Micro Visions since 1993. As Vice President of the National Solutions Group, he oversees all branch operations at Micro Visions' six branch offices across the US, from Los Angeles to Atlanta. In addition to the broad technical expertise he brings the table (he is a Novell Certified NetWare Engineer and a Microsoft Certified Professional), Mr. Malone also has wide-ranging project management experience and has extensive business knowledge in the real estate, mortgage banking and construction industries.


    Cindy Storkson, MSS
    Vice President of Sales and Marketing


     Ms. Storkson joined Micro Visions in 1996, as one of Micro Visions' first Account Development Managers. As a Washington State native and graduate University of Washington, she joined Micro Visions with more than nine years experience in corporate sales. She has successfully developed Micro Visions' Business Alliance Program to include a list of partners such as AT&T, Cisco, Microsoft, FiTECH, Compaq and various elite software developers in the nation. Ms. Storkson has effectively earned and managed such accounts as Bank of America, Disney, Motorola, Western Digital and Toshiba.


     Ms. Storkson has developed a valuable and unique sales training course that reaches all departments at Micro Visions. Ms. Storkson's vast experience in sales, customer services and information systems make her a valuable member of the Micro Visions Executive Team.

EXECUTIVE COMPENSATION

     Micro Visions currently has two executive officers and two other members of management. Remuneration of $21,400 per month is paid to the President, Glen C. Holmes.

     No amounts are paid to directors in their capacity as directors of Micro Visions.

     The aggregate remuneration paid by Micro Visions to its directors and officers during the twelve month period ending December 31, 1998 was $1,213,226. Of this amount, $586,786.07 represents salary paid to Glen C. Holmes.

     For the six months ended June 30, 1999, Micro Visions has paid salaries or consulting fees to the following material persons:


NAME                                              CAPACITY                      REMUNERATION FOR 1998
----                                              --------                      ---------------------
GLEN C. HOLMES..................................  President                           $586,786
ROGER J. GALLEGO................................  COO                                 $210,579
TERRY P. MALONE.................................  V.P. Professional Services          $173,848
CINDY STORKSON..................................  V.P. Sales                          $192,011


     The above amounts do not include discretionary bonuses.

INDEBTEDNESS OF MICRO VISIONS DIRECTORS AND SENIOR OFFICERS

     None of the directors or senior officers of Micro Visions are indebted to Micro Visions in any manner.

                                     VIII-4

INTEREST OF CERTAIN PERSONS AND COMPANIES IN MATTERS TO BE ACTED UPON BY MICRO VISIONS

     Management of Micro Visions is not aware of any material interest of any director, senior officer or of any associate or affiliate or any of the foregoing in any matter to be acted on at the Meeting other than as described herein.

FINANCIAL STATEMENTS OF MICRO VISIONS


     The audited financial statements for Micro Visions for the twelve month periods ended December 31, 1997 and 1998 along with the Auditor's Report thereon and the unaudited financial statements for the six month periods ended June 30, 1998 and 1999 are attached hereto as Schedule "I". Micro Visions' twelve month financial statements were audited by Ernst & Young LLP of Irvine, California.


     SHAREHOLDERS ARE CAUTIONED TO CAREFULLY REVIEW THE ATTACHED FINANCIAL STATEMENTS FOR MICRO VISIONS, INCLUDING THE NOTES THERETO.

RISK FACTORS

     Micro Visions, being a provider of server based computer network integration, faces substantially the same risks associated with high technology companies as FutureLink (see "Information Concerning the Company -- Risk Factors"). As a closely held company, however, Micro Visions does not face certain risks associated with being a publicly held company. Micro Visions also faces minimal foreign exchange risks since most of its operations are carried on within the United States. Please refer to FutureLink's Annual Report on Form 10-KSB for the year ended December 31, 1999, as updated by the Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 1999 and June 30, 1999, previously filed with the SEC, for full disclosure of risk factors faced by FutureLink.

LEGAL PROCEEDINGS


     To the best of the knowledge of the Company and of Micro Visions' management, Micro Visions does not currently have any material lawsuits or actions pending or threatened against it or its assets.


YEAR 2000

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Micro Visions has completed an assessment of its IT systems as well as the software and hardware sold to its customers noting that they are Year 2000 compliant. Micro Visions' IT systems primarily consist of its financial reporting system. In July 1998, Micro Visions purchased and implemented a Year 2000 compliant financial reporting software package totalling $42,000. Micro Visions' non-IT systems primarily consist of heating, sprinklers and security equipment at its facilities. Micro Visions will complete its review and remediation of its non-IT systems and its IT systems other than the financial reporting system by October 1, 1999.

     Micro Visions estimates that the total remaining costs to complete any required modifications, upgrades or replacements of its IT and non-IT systems will not have a material adverse effect on its business or results of operations. Micro Visions has obtained Year 2000 compliant certification letters from its major software and hardware vendors noting that the software and hardware sold by Micro Visions are Year 2000 compliant. However, the failure of Micro Visions' other vendors and suppliers to be fully Year 2000 compliant with regards to their products by January 1, 2000 could result in interruptions in Micro Visions' normal business work operations. Micro Visions is currently developing contingency plans to address the year 2000 issues that may pose a significant risk to Micro Visions' ongoing operations. Micro Visions expects to complete the contingency plans by October 31, 1999.

                                     VIII-5

                       PART IX -- SHAREHOLDER'S PROPOSALS



     Shareholders who wish to present proposals for action at the 2000 Annual Meeting of Shareholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than April 15, 2000 for inclusion in next year's proxy statement and proxy card.



                                          By Order of the Board of Directors



                                          "Kyle B.A. Scott"


                                          --------------------------------------

                                          Kyle B.A. Scott, Secretary



Calgary, Alberta


August 24, 1999

                  SCHEDULE "A" -- AGREEMENT AND PLAN OF MERGER
                          AGREEMENT AND PLAN OF MERGER
                                       OF
                    FUTURELINK CALIFORNIA ACQUISITION CORP.
                            (A DELAWARE CORPORATION)
                                      AND
                         FUTURELINK DISTRIBUTION CORP.
                            (A COLORADO CORPORATION)

THIS AGREEMENT AND PLAN OF MERGER dated as of August 1, 1999 (the "Agreement") is between FutureLink California Acquisition Corp., a Delaware corporation ("FutureLink Delaware") and FutureLink Distribution Corp., a Colorado corporation ("FutureLink Colorado"). FutureLink Delaware and FutureLink Colorado are sometimes referred to herein as the "Constituent Corporations."

RECITALS


A. FutureLink Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 1,500 shares, all of which are designated "common stock," no par value. As of the date hereof, 500 shares of common stock and no shares of preferred stock are issued and outstanding.



B. FutureLink Colorado is a corporation duly organized and existing under the laws of the State of Colorado and has an authorized capital of 105,000,000 shares, 100,000,000 of which are designated "common stock," par value $0.0001 per share, and 5,000,000 of which are designated "Preferred Stock," no par value, undesignated as to series, rights, preferences, privileges or restrictions. As of August 1, 1999, 6,441,913 shares of common stock and no shares of preferred stock were issued and outstanding.


C. The Board of Directors of FutureLink Colorado has determined that, for the purpose of effecting the reincorporation of FutureLink Colorado in the State of Delaware, it is advisable and in the best interests of FutureLink Colorado and its shareholders that FutureLink Colorado merge with and into FutureLink Delaware upon the terms and conditions herein provided.

D. The respective Boards of Directors of FutureLink Delaware and FutureLink Colorado have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, FutureLink Delaware and FutureLink Colorado hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I. MERGER

I.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Colorado Business Corporation Act, FutureLink Colorado shall be merged with and into FutureLink Delaware in a transaction qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code (the "Merger"), the separate existence of FutureLink Colorado shall cease and FutureLink Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. FutureLink Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be FutureLink Corp. or some other such name as the Board of Directors of the Surviving Corporation shall choose.

I.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions have been completed:

     (a) This Agreement and Merger have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Colorado Business Corporation Act;

     (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement have been satisfied or duly waived by the party entitled to satisfaction thereof;



     (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law has been filed with the Secretary of State of the State of Delaware; and



     (d) Executed Articles of Merger or an executed counterpart of this Agreement meeting the requirements of the Colorado Business Corporation Act has been filed with the Secretary of State of the State of Colorado.


     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

I.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of FutureLink Colorado shall cease and FutureLink Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and FutureLink Colorado's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of FutureLink Colorado in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of FutureLink Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of FutureLink Colorado in the same manner as if FutureLink Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Colorado Business Corporation Act.

                 II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS


II.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation as set forth in Exhibit "1" hereto shall, at the Effective Date of the Merger, become the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.


II.2 BYLAWS. The Bylaws attached as Exhibit "2" hereto shall be the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

II.3 DIRECTORS AND OFFICERS. The directors and officers of FutureLink Colorado immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK


III.1 FUTURELINK COLORADO COMMON STOCK. Upon the Effective Date of the Merger, each share of FutureLink Colorado common stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and non-assessable share of common stock, par value $0.0001 per share, of the Surviving Corporation.


III.2 FUTURELINK COLORADO OPTIONS, STOCK PURCHASE RIGHTS AND CONVERTIBLE SECURITIES.

     (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of FutureLink Colorado. Each outstanding and unexercised option or other right to purchase or security convertible into FutureLink Colorado common stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's common stock on the basis of one share of the Surviving Corporation's common stock for each share of FutureLink Colorado common stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such FutureLink Colorado option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of FutureLink Colorado.

     (b) A number of shares of the Surviving Corporation's common stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of FutureLink Colorado common stock so reserved immediately prior to the Effective Date of the Merger.


III.3 FUTURELINK DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of common stock, no par value, of FutureLink Delaware issued and outstanding immediately prior thereto, if any, shall by virtue of the Merger and without any action by FutureLink Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.


III.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of FutureLink Colorado common stock may, at such stockholder's option, surrender the same for cancellation to, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's common stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of FutureLink Colorado common stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's common stock into which such shares of FutureLink Colorado common stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such outstanding certificate as provided above.


     Each certificate representing common stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of FutureLink Colorado so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation or required by applicable law.


     If any certificate for shares of FutureLink Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to FutureLink Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of FutureLink Delaware that such tax has been paid or is not payable.

                                  IV. GENERAL

IV.1 COVENANTS OF FUTURELINK DELAWARE. FutureLink Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:


     (a) file any and all documents necessary for the assumption by FutureLink Delaware of all of the franchise tax liabilities of FutureLink Colorado; and



     (b) take such other actions to effect the Merger as may be required by the Colorado Business Corporation Act.


IV.2 FURTHER ASSURANCES. From time to time, as and when required by FutureLink Delaware or by its successors or assigns, there shall be executed and delivered on behalf of FutureLink Colorado such deeds and other instruments, and there shall be taken or caused to be taken by FutureLink Delaware and FutureLink Colorado such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by FutureLink Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of FutureLink Colorado and otherwise to carry out the purposes of this Agreement, and the officers and directors of FutureLink Delaware are fully authorized in the name and on behalf of FutureLink Colorado or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

IV.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either FutureLink Colorado or of FutureLink Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of FutureLink Colorado or by the sole stockholder of FutureLink Delaware, or by both.

IV.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and Colorado, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

IV.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is 15 E. North Street, Dover, Delaware 19901, County of Kent and Incorporating Services, Ltd. is the registered agent of the Surviving Corporation at such address.

IV.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 300, 250 -- 6th Avenue S.W., Calgary, Alberta, CANADA T2P 3H7 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.


IV.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the provisions of the Colorado Business Corporation Act.


IV.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of FutureLink Distribution Corp., a Delaware corporation, and FutureLink Distribution Corp., a Colorado corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

FUTURELINK CALIFORNIA

ACQUISITION CORP., a Delaware corporation


By:
    CAMERON B. CHELL
    Chief Executive Officer

ATTEST:

KYLE B.A. SCOTT
Secretary

FUTURELINK DISTRIBUTION CORP.,
a Colorado corporation

By:
    CAMERON B. CHELL
    Chief Executive Officer

ATTEST:

KYLE B.A. SCOTT
Secretary

        EXHIBIT "1" -- CERTIFICATE OF INCORPORATION OF FUTURELINK CORP.

                          CERTIFICATE OF INCORPORATION
                                       OF
                                FUTURELINK CORP.

                                   ARTICLE I

     The name of this corporation is FutureLink Corp. (the "Corporation").

                                   ARTICLE 11

     The address of the Corporation's registered office in the State of Delaware is 15 E. North Street, Dover, Delaware 19901, County of Kent. The name of its registered agent at such address is Incorporating Services, Ltd.

                                  ARTICLE III

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV


     The Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock, no par value ("Preferred Stock"), and common stock, par value $0.0001 per share ("Common Stock"). The total number of shares of Common Stock that the Corporation shall have authority to issue is 300,000,000. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is 20,000,000. The Preferred Stock may be issued from time to time in one or more series.



     The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred.



     The Board of Directors is hereby authorized, subject to limitations prescribed by law and the provisions of this Article IV, by resolution to provide for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences, and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof.


     The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

     A. The number of shares constituting that series (including an increase or decrease in the number of shares of any such series (but not below the number of shares in any such series then outstanding)) and the distinctive designation of that series;

     B. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

     C. Whether that series shall have the voting rights (including multiple or fractional votes per share) in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

     D. Whether that series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

     E. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

     F. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and the amount of such sinking funds;

     G. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

     H. Any other relative rights, preferences and limitations of that series.


     No holders of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive rights to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe for, purchase or receive any securities convertible to or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation, except in the case of any shares of Preferred Stock to which such rights are specifically granted by any resolution or resolutions of the Board of Directors adopted pursuant to this Article IV.


                                   ARTICLE V

     The Corporation is to have perpetual existence.

                                   ARTICLE VI

     For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

     A. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors of this Corporation shall be as set forth in the Bylaws of the Corporation.

     B. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend, or repeal the Bylaws of the Corporation.

     C. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

     D. Advance notice of stockholder nomination for the election of directors and of any other business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

     E. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

                                  ARTICLE VII


     At the election of directors of the Corporation, no holder of stock of any class or series shall be entitled to cumulative voting rights as to the directors to be elected.

                                  ARTICLE VIII

     The name and mailing address of the incorporator are as follows:

                                 JEFFREY SULTAN
                            2121 AVENUE OF THE STARS
                                  TENTH FLOOR
                            LOS ANGELES, CALIFORNIA
                                     90067

                                   ARTICLE IX

     The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

                                   ARTICLE X

     A. To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     B. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.


     C. Neither any amendment nor repeal of this Article X, nor the adoption of any statute (unless such statute so requires) or provision of the Corporation's Certificate of Incorporation inconsistent with this Article X, shall eliminate or reduce the effect of this Article X, with respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article X, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.


                                   ARTICLE XI

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

     IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is her act and deed and that the facts stated herein are true.

                                          --------------------------------------
                                          Incorporator

Dated:          , 1998

                   EXHIBIT "2" -- BY-LAWS OF FUTURELINK CORP.

                                     BYLAWS
                                       OF
                                FUTURELINK CORP.
                            (A DELAWARE CORPORATION)

I. CORPORATE OFFICES

I.1 REGISTERED OFFICE

     The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

I.2 OTHER OFFICES

     The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

II. MEETINGS OF STOCKHOLDERS

II.1 PLACE OF MEETINGS

     Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

II.2 ANNUAL MEETING

     The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Tuesday in June in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted if brought before the meeting in accordance with
Section 2.5 of these Bylaws.

II.3 SPECIAL MEETING

     A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the chief executive officer.

II.4 NOTICE OF STOCKHOLDERS' MEETINGS

     Except as otherwise provided by the General Corporation Law of Delaware, all notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

II.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

     (a) To be properly brought before an annual meeting, nominations for the election of directors or other business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors or
          (iii) otherwise properly brought before the meeting by a stockholder in accordance with Section 2.5 (b). To be properly brought before a special meeting, nominations for the election of directors or other business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors.

     (b) For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, such stockholder's notice must be delivered to or mailed and received by the secretary of the corporation not less than 60 days prior to the meeting; provided, however, that in the event that less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.5. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2.5, and, if he or she should so determine, he or she shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 2.5. Such stockholder's notice shall set forth (i) as to such stockholder giving notice, the information required to be provided pursuant to paragraph
          (b) of this Section 2.5; and (ii) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected). At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

II.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

     Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. If any notice addressed to a stockholder at the address of that stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at that address, then all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder on written demand of the stockholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice.

     An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

II.7 QUORUM

     The holders of one-third in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. Where a separate vote by a class or classes is required, one-third, present in person or by proxy, of the shares of such class or classes entitled to take action with respect to that vote on that matter shall constitute a quorum. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the holders of a majority of the shares represented at the meeting and entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.8 of these bylaws.

     When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

     If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

II.8 ADJOURNED MEETING; NOTICE

     Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by (i) the chairman of the meeting or (ii) the vote of the holders of a majority of the shares represented at that meeting and entitled to vote thereat, either in person or by proxy. In the absence of a quorum, no other business may be transacted at that meeting except as provided in Section 2.7 of these bylaws.

     When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

II.9 VOTING

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

     Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Any stockholder entitled to vote on any matter may vote part of the shares in favor of the proposal, refrain from voting the remaining shares or, may vote them against the proposal; but, if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares which the stockholder is entitled to vote.

II.10 VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT

     The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. The waiver of notice or consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting.

II.11 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

     Unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consents shall be delivered to the corporation by delivery to it registered office in the state of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the date the earliest dated consent is delivered to the corporation, a written consent or consents signed by holders of a sufficient number of votes to take action are delivered to the corporation in the manner prescribed in the first paragraph of this section.

     Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

II.12 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

     For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

     If the board of directors does not so fix a record date the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

     In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall neither precede nor be more than ten (10) days after the date upon which such resolution is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take action by written consent shall, by written notice to the secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within ten (10) days after the date on which such notice is received, adopt a resolution fixing the record date.

     If the board of directors has not fixed a record date within such time, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in the manner prescribed in the first paragraph of Section 2.11 of these bylaws. If the board of directors has not fixed a record date within such time and prior action by the board of directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.

     The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

II.13 PROXIES

     Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation in accordance with the procedure established for the meeting or taking of action in writing, as the case may be, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware (relating to the irrevocability of proxies).

II.14 ORGANIZATION


     The chairman of the board, or in the absence of the chairman of the board, the chief executive officer, and in the absence of the chief executive officer, the president, and in the absence of the president, the vice presidents, in order of their rank as fixed by the board of directors, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the chairman of the board, the chief executive officer, the president, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of

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business. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

II.15 LIST OF STOCKHOLDERS ENTITLED TO VOTE

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders and of the number of shares held by each such stockholder.

II.16 INSPECTORS OF ELECTION

     The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

     Such inspectors shall:

     (a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

     (b)  receive votes, ballots or consents;

     (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

     (d)  count and tabulate all votes or consents;

     (e)  determine when the polls shall close;

     (f)  determine and certify the result; and

     (g) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

II.17 INSPECTORS OF ELECTION AND PROCEDURES FOR COUNTING WRITTEN CONSENTS

     Within three (3) business days after receipt of the earliest dated consent delivered to the corporation in the manner provided in Section 228(c) of the General Corporation Law of Delaware or the determination by the board of directors of the corporation that the corporation should seek corporate action by written consent, as the case may be, the secretary may, but is not required to, engage nationally recognized independent inspectors of elections for the purpose of performing a ministerial review of the validity of the consents and revocations. The cost of retaining inspectors of election shall be borne by the corporation.

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

     Consents and revocations shall be delivered to the inspectors upon receipt by the corporation, the stockholder or stockholders soliciting consents or soliciting revocations in opposition to action by consent proposed by the corporation (the "Soliciting Stockholders") or their proxy solicitors or other designated agents. As soon as consents and revocations are received, the inspectors shall review the consents and revocations and shall maintain a count of the number of valid and unrevoked consents. The inspectors shall keep such count confidential and shall not reveal the count to the corporation, the Soliciting Stockholders or their representatives or any other person or entity. As soon as practicable after the earlier of W sixty (60) days after the date of the earliest dated consent delivered to the corporation in the manner provided in Section 228(c) of the General Corporation Law of Delaware or (ii) a written request therefor by the corporation or the Soliciting Stockholders (whichever is soliciting consents) (which request, except in the case of corporate action by written consent taken pursuant to the solicitations of not more than ten (10) persons, may be made no earlier than after such reasonable amount of time after the commencement date of the applicable solicitation of consents as is necessary to permit the inspectors to commence and organize their count, but in no event less than five (5) days after such commencement date), notice of which request shall be given to the party opposing the solicitation of consents, if any, which request shall state that the corporation or Soliciting Stockholders, as the case may be, have a good faith belief that the requisite number of valid and unrevoked consents to authorize or take the action specified in the consents has been received in accordance with these bylaws, the inspectors shall issue a preliminary report to the corporation and the Soliciting Stockholders stating: W the number of valid consents; (ii) the number of valid revocations; (iii) the number of valid and unrevoked consents; (iv) the number of invalid consents; M the number of invalid revocations; and (vi) whether, based on their preliminary count, the requisite number of valid and unrevoked consents has been obtained to authorize or take the action specified in the consents.

     Unless the corporation and the Soliciting Stockholders shall agree in writing to a shorter or longer period, the corporation and the Soliciting Stockholders shall have 48 hours to review the consents and revocations and to advise the inspectors and the opposing party in writing as to whether they intend to challenge the preliminary report of the inspectors. If no written notice of an intention to challenge the preliminary report is received within 48 hours after the inspectors' issuance of the preliminary report, the inspectors shall issue to the corporation and the Soliciting Stockholders their final report containing the information from the inspectors' determination with respect to whether the requisite number of valid and unrevoked consents was obtained to authorize and take the action specified in the consents. If the corporation or the Soliciting Stockholders issue written notice of an intention to challenge the inspectors' preliminary report within 48 hours after the issuance of that report, a challenge session shall be scheduled by the inspectors as promptly as practicable. A transcript of the challenge session shall be recorded by a certified court reporter. Following completion of the challenge session, the inspectors shall as promptly as practicable issue their final report to the corporation and the Soliciting Stockholders, which report shall contain the information included in the preliminary report, plus all changes made to the vote totals as a result of the challenge and a certification of whether the requisite number of valid and unrevoked consents was obtained to authorize or take the action specified in the consents. A copy of the final report of the inspectors shall be included in the book in which the proceedings of meetings of stockholders are recorded.

III. DIRECTORS

III.1 POWERS

     Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

III.2 NUMBER OF DIRECTORS

     The board of directors shall consist of no less than three (3) and no more than eleven (11) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of

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

office expires. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

III.3 ELECTION AND TERM OF OFFICE OF DIRECTORS

     Except as provided in Section 3.4 of these bylaws, directors shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the General Corporation Law of Delaware.


     Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed.


     Elections of directors need not be by written ballot.

III.4 RESIGNATION AND VACANCIES

     Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, only a majority of the board of directors then in office, including those who have so resigned (until the effective date of such resignation), shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

     Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

     Unless otherwise provided in the certificate of incorporation or these bylaws:

     (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

     (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled only by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. In the event that no directors elected by such class or classes of stock or series remain, the majority of the other directors then in office, although less than a quorum, or a sole remaining director may fill such vacancy or vacancies.

     If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

     If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to

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

replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

III.5 REMOVAL OF DIRECTORS

     Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors. Whenever the holders of any class or series are entitled to elect one or more directors by the certificate of incorporation, this Section 3.5 shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

III.6 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

     Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

     Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

III.7 FIRST MEETINGS

     The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

III.8 REGULAR MEETINGS

     Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

III.9 SPECIAL MEETINGS; NOTICE

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least two
(2) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or telecopy or to the telegraph company at least four (4) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at
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

the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. If the meeting is to be held at the principal executive office of the corporation, the notice need not specify the place of the meeting. Moreover, a notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

III.10 QUORUM

     A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

III.11 WAIVER OF NOTICE

     Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

III.12 ADJOURNMENT

     A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

III.13 NOTICE OF ADJOURNMENT

     Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

III.14 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

     Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all of the members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

III.15 FEES AND COMPENSATION OF DIRECTORS

     Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services. Members of special or standing committees may be allowed like compensation for attending committee meetings.

III.16 APPROVAL OF LOANS TO OFFICERS

     The corporation may tend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall

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

approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

III.17 SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION

     In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

III.18 CONDUCT OF BUSINESS

     At any meeting of the board of directors, business shall be transacted in such order and manner as the board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law.

IV. COMMITTEES

IV.1 COMMITTEES OF DIRECTORS

     The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151 (a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, a supplemental resolution of the board of directors, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

IV.2 MEETINGS AND ACTION OF COMMITTEES

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws:
Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum),
Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all

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

alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

IV.3 COMMITTEE MINUTES

     Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

V. OFFICERS

V.1 OFFICERS

     The Corporate Officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, a chief executive officer, a chief operating officer, a chief technical officer, one or more vice presidents (however denominated), one or more assistant secretaries, a treasurer, one or more assistant treasurers and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

     In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

V.2 APPOINTMENT OF OFFICERS

     The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

V.3 SUBORDINATE OFFICERS

     The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

     The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

V.4 REMOVAL AND RESIGNATION OF OFFICERS

     Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

     Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

     Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

V.5 VACANCIES IN OFFICES

     A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

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

V.6 CHAIRMAN OF THE BOARD

     The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.7 of these bylaws.

V.7 PRESIDENT

     Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall, unless a separate chief executive officer be appointed by the board of directors, be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. In the absence or nonexistence of a chairman of the board or a separate chief executive officer, he or she shall preside at all meetings of the stockholders and at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

     The president shall, without limitation, have the authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

V.8 VICE PRESIDENTS

     In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

V.9 SECRETARY

     The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

V.10 CHIEF FINANCIAL OFFICER

     The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares.

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The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

     The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

V.11 ASSISTANT SECRETARY

     The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

V.12 ADMINISTRATIVE OFFICERS

     In addition to the Corporate Officers of the corporation as provided in
Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

V.13 AUTHORITY AND DUTIES OF OFFICERS

     In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

VI. INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

VI.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6. 1, a "director" or "officer" of the corporation shall mean any person W who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of Directors of the corporation.

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     The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

     The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

     Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

VI.2 INDEMNIFICATION OF OTHERS

     The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person W who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

VI.3 INSURANCE

     The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

VII. RECORDS AND REPORTS

VII.1 MAINTENANCE AND INSPECTION OF RECORDS

     The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

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

VII.2 INSPECTION BY DIRECTORS

     Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

VII.3 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

     The chairman of the board, if any, the chief executive officer, if separate from the president, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

VII.4 CERTIFICATION AND INSPECTION OF BYLAWS

     The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

VIII. GENERAL MATTERS

VIII.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

     For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

     If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.

VIII.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

     From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

VIII.3 CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

     The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

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

VIII.4 STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

     The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

     Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

VIII.5 SPECIAL DESIGNATION ON CERTIFICATES

     If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

VIII.6 LOST CERTIFICATES

     Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the

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

board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

VIII.7 TRANSFER AGENTS AND REGISTRARS

     The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

VIII.8 CONSTRUCTION; DEFINITIONS

     Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

VIII.9 DIVIDENDS

     The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

     The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

VIII.10 FISCAL YEAR

     The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

VIII.11 SEAL

     The corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

VIII.12 STOCK TRANSFER AGREEMENTS

     The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

VIII.13 REGISTERED STOCKHOLDERS

     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

VIII.14 NOTICES

     Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery, by mail, postage paid, or by facsimile transmission. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his last known address as it appears on the books of

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

the corporation. The time when such notice shall be deemed received, if hand delivered, or dispatched, if sent by mail or facsimile, transmission, shall be the time of the giving of the notice.

IX. AMENDMENTS

     The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

     Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

X. DISSOLUTION

     If it should be deemed advisable in the judgment of the board of directors of the corporation that the corporation should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

     At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 of the General Corporation Law of Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved.

     Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such consent's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the secretary or some other officer of the corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the secretary or some other officer of the corporation setting forth the names and residences of the directors and officers of the corporation.

XI. CUSTODIAN

XI.1 APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES

     The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

     (i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

     (ii) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or

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

     (iii) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

XI.2 DUTIES OF CUSTODIAN

     The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.

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             SCHEDULE "B" -- AMENDED AND RESTATED STOCK OPTION PLAN

                         FUTURELINK DISTRIBUTION CORP.
                     AMENDED AND RESTATED STOCK OPTION PLAN

                   TO BE APPROVED BY FUTURELINK SHAREHOLDERS

1.   PURPOSE

     The purpose of this FutureLink Distribution Corp. Stock Option Plan (the "Plan") is to further the growth and development of FutureLink Distribution Corp. (the "Company") by providing, through ownership of stock of the Company, an incentive to officers, other key employees, directors and consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries, to remain or become directors of the Company and to provide valuable services to the Company or its subsidiaries.

2.   INCENTIVE AND NON-QUALIFIED STOCK OPTIONS

     Incentive and Non-Qualified Stock Options. Two types of Stock Options (referred to herein as "Options" without distinction between such two types) may be granted under the Plan: Options intended to qualify as Incentive Stock Options under Section 422 of the Code and Non-Qualified Stock Options not specifically authorized or qualified for favourable income tax treatment by the Code.

3.   DEFINITIONS

     The following definitions are applicable to the Plan:

     (A)  BOARD. The Board of Directors of the Company.

     (B)  CODE. The Internal Revenue Code of 1986, as amended from time to time.

     (C) COMMON STOCK. The shares of the $.0001 par value per share common stock of the Company.

     (D)  COMPANY. FutureLink Distribution Corp., a Colorado corporation. [NOTE:
          MAY BE REINCORPORATED AS A DELAWARE CORPORATION]

     (E) DISABLED OR DISABILITY. For the purposes of Section 7.4, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

     (F) FAIR MARKET VALUE. For purposes of the Plan, the "fair market value" per share of the common stock of the Company at any date shall be (a) if the common stock is listed on an established stock exchange or exchanges or the NASDAQ National Market System, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ, or
          (b) if the common stock is not then listed on an exchange or the NASDAQ National Market System, the closing price per share on the last trading day immediately preceding such date reported by NASDAQ, or if sales are not reported by NASDAQ, the average of the closing bid and asked prices per share for the common stock in the over-the-counter market as quoted on NASDAQ on the last trading day immediately preceding such date, or (c) if the common stock is not then listed on an exchange, the NASDAQ National Market System or quoted on NASDAQ, an amount determined in good faith by the Plan Administrator.

     (G) INCENTIVE STOCK OPTION. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (H) NON-QUALIFIED STOCK OPTION. Any Stock Option that is not an Incentive Stock Option.

     (I)   OPTIONEE. The recipient of a Stock Option.

     (J) PLAN. The FutureLink Distribution Corp. Stock Option Plan, as amended from time to time.

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

     (K) PLAN ADMINISTRATOR. The Board or the Compensation Committee designated pursuant to Section 4.2 hereof to administer, construe and interpret the terms of the Plan.

     (L) STOCK OPTION OR OPTION. Any option to purchase shares of common stock granted pursuant to Section 7 hereof.

4.   ADMINISTRATION

     (A) ADMINISTRATION BY BOARD. Subject to Section 4.2 hereof, the Plan Administrator shall be the Board of Directors of the Company (the "Board") during such periods of time as all members of the Board are "outside directors" as defined in Treas. Regs. sec.1.162-27(e)(3) ("outside directors"). Anything to the contrary notwithstanding, the requirement that all members of the Board be outside directors shall not apply for any period of time during which the Company's common stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees and directors (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and directors to whom Stock Options will be granted, to determine the timing and manner of the grant of the Options, to determine the exercise price, the number of shares covered by and all of the terms of the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

     (B) ADMINISTRATION BY COMMITTEE. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator and, subject to the provisions of Section 4.1 of the Plan, at any time the Board includes any person who is not an outside director, the Board shall delegate all of its duties as Plan Administrator during such period of time to a compensation committee (the "Committee") of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of the counsel to the Company are outside directors and "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission, to be appointed by and serve at the pleasure of the Board. Anything to the contrary notwithstanding, the requirement that all members of the Committee be non-employee directors and outside directors shall not apply for any period of time during which the Company's common stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended. Those provisions of the Plan that make express reference to Rule 16b-3 under the Securities Exchange Act of 1934, as amended, shall apply only to reporting persons. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and the minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

5.   ELIGIBILITY

     Any employee, director or consultant (including any officer or director who is an employee) of the Company or any of its subsidiaries shall be eligible to receive Options under the Plan; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an Incentive Stock

Option under the Plan unless at the time such Incentive Stock Option is granted the Option price (determined in the manner provided in Section 7.2 hereof) is at least 110% of the Fair Market Value of the shares subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. An Optionee may receive more than one Option under the Plan. However, non-employee directors are not eligible to receive an Incentive Stock Option under the Plan.

6.   SHARES SUBJECT TO OPTIONS

     The stock available for grant of Options under the Plan shall be shares in the Company's authorized but unissued or reacquired, common stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed twenty percent of the shares of common stock, calculated on a fully diluted basis, at the time of each grant (subject to adjustment as provided in Section 7.13 hereof) including shares previously issued under the Plan. The maximum number of shares with respect to which options may be granted to any employee in any one calendar year shall be 500,000 shares. In the event that any outstanding Option under the Plan for any reason expires, or is terminated, the shares of the common stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

7.   TERMS AND CONDITIONS OF OPTIONS

     Options granted under the Plan shall be evidenced by agreements (which need not be identical) to such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions.

     (A) NUMBER OF SHARES SUBJECT TO OPTION. Each Option agreement shall specify the number of shares subject to the Option.

     (B) OPTION PRICE. The purchase price for the shares subject to any option shall be determined by the Plan Administrator at the time of grant, but shall not be less than par value per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of common stock of the Company on the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the Fair Market Value per share of the common stock of the Company on the date the Option is granted.

     (C) NOTICE AND PAYMENT. Any exercisable portion of a Stock Option may be exercised only by:

        (i) delivery of a written notice to the Company, prior to the time when such Stock Option becomes unexercisable under Section 7.4 hereof, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

        (ii) payment in full of the exercise price of such Option by, as applicable (i) cash or cheque for an amount equal to the aggregate Option exercise price for the number of shares being purchased,
              (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the common stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Options (a "cashless exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the purchase price for the number of shares being purchased by tendering shares of the Company's common stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock for stock exercise");

        (iii) payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the

             Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by (i) cash or cheque payable to the Company, (ii) cashless exercise, (iii) stock-for-stock exercise, or (iv) a combination of one or more of the foregoing payment methods; and

        (iv) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or to his designee) a certificate for the number of shares of common stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise.

        Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any Optionee to finance the Optionee's purchase of shares pursuant to exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

     (D) TERM OF OPTION. No Option shall be exercisable after the expiration of the earliest of (a) ten years after the date the option is granted,
          (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than disability or death, (c) one year after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in (a) above, shall not be more than five years after the date the Option is granted.

     (E) EXERCISE OF OPTIONS. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Plan Administrator, each Option granted under the Plan shall become excisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional one third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of shares. The minimum vesting provision which can be imposed by the Plan Administrator for an Option granted under the Plan shall become exercisable on a cumulative basis as to one-quarter ( 1/4) of such total number of shares at any time after the end of each consecutive one-year period from the date the option is granted until the options have become exercisable as to all of such total number of shares. To the extend that an Optionee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

     (F) NO TRANSFER OF OPTION. No Option shall be transferable by an Optionee otherwise than by will or the laws of decent and distribution.


     (G) LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent that the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the common stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000 such Stock Options shall be treated as Non-Qualified Stock Options. The determination of which Stock Option shall be treated as Non-

          Qualified Stock Options shall be made by taking Stock Options into account in the order in which they were granted.

     (H) RESTRICTION ON ISSUANCE OF SHARES. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the securities laws of the United States, Canada, any state of the United States or any province of Canada. If an Optionee acquires shares of common stock pursuant to the exercise of an Option at a time when the shares are not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of common stock shall be subject to restrictions on transfer. The Company may place a legend on the certificates evidencing the shares, reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the Optionee may be required to execute a shareholders' agreement in favour of the Company, its designee and/or other shareholders with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

     (I) INVESTMENT REPRESENTATION. Each Option shall contain and any Optionee may be required, as a condition of the grant of the Option and the issuance of shares covered by his or her Option, to represent that the Option and the shares to be acquired pursuant to exercise of the Option will be acquired for investment without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

     (J) RIGHTS AS A SHAREHOLDER OR EMPLOYEE. An Optionee or transferee of an Option shall have no right as a shareholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 7.13. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

     (K) NO FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.


     (L) EXERCISABILITY IN THE EVENT OF DEATH. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of Section 7.4 hereof.


     (M) RECAPITALIZATION OR REORGANIZATION OF COMPANY. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan, to the Option rights granted under the Plan, including any formula grants or automatic grant authorizations, and the exercise price of such Option rights, in the event that the number of shares of common stock of the Company are increased or decreased as a result of a stock dividend (but only on common stock), stock split, reverse stock split, recaptilization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of common stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, it its B-5 sole discretion, determine that such change equitably requires an adjustment to shares of the common stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

          To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

          In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that, notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option Agreement.

     (N) MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Options granted under the Plan, and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, modify any outstanding Incentive Stock Option in any manner which would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the exercise price for all shares subject to exercise under any outstanding Option shall not alter or impair any rights of the Optionee.

     (O) OTHER PROVISIONS. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

8.   TERMINATION OR AMENDMENT OF THE PLAN

     The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of common stock of the Company represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) or by the written consent of a majority of the outstanding shares of common stock, there shall be, except by operation of the provisions of
Section 7.13, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Options granted under the Plan, and no extension of the term of the Plan beyond ten (10) years after the earlier of the date the Plan is adopted or the date the Plan is approved by the Company's shareholders; and provided further that, without the consent of the Optionee or as provided by Section 7.14 hereof, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

9.   INDEMNIFICATION

     To the extent permitted by law, the Certificate of Incorporation of the Company, the Bylaws of the Company and any indemnity agreements between the Company and its directors or employees, between the Company and its directors or employees, the Company shall indemnify each member of the Board and of the

Plan Administrator, and any other employee of the Company with duties under the Plan, against expenses (including any amount paid in settlement) reasonably incurred by him in connection with any claims against him by reason of his conduct in the performance of his duties under the Plan.

10.  EFFECTIVE DATE AND TERM OF PLAN

     The Plan originally became effective (the "Effective Date") on June 29, 1998 and amended with shareholder approval on December 1, 1998. This amended and restated plan shall become effective upon ratification by the Company's shareholders. No options granted under the Plan will be effective unless the Plan is approved by shareholders of the Company within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on June 28, 2008.

Amended and restated as of July 16, 1999.

                                          FUTURELINK DISTRIBUTION CORP.

                                          By:
                                          --------------------------------------
                                            Cameron Chell
                                            Chief Executive Officer

                         SCHEDULE "C" -- DISSENT RIGHTS

             ARTICLE 113 OF THE COLORADO BUSINESS CORPORATIONS ACT


     Under both the Acquisition and the Reincorporation, a holder of common stock of the Company is entitled to dissent and be paid the fair value of his or her shares if such transactions are completed and the holder provides the Company with written objection to the Acquisition or Reincorporation at or before the Meeting and otherwise complies with the procedures set out in Article 113 of the Colorado Business Corporation Act ("CBCA"). Article 113 of the CBCA reads as follows:


                                     PART I


                              RIGHT OF DISSENT --

                               PAYMENT FOR SHARES

7-113-101. DEFINITIONS. For the purposes of this article:

1. "BENEFICIAL SHAREHOLDER" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

2. "CORPORATION" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

3. "DISSENTER" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

4. "FAIR VALUE", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciated or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

5. "INTEREST" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if non, at the legal rate as specified in section 5-12-101, C.R.S.

6. "RECORD SHAREHOLDER" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

7. "SHAREHOLDER" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT.

1. A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party if:

        (i) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

        (ii) The corporation is a subsidiary that is merged with this parent corporation under section 7-11-104;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1) and;

     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders at the time of:

     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action, or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, any thing except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system or will be held of record by more than two thousand shareholders;

     (c)  Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

2.   (Deleted by amendment, L. 96, p. 1321, sec. 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote is entitled to dissent and obtain payment of the fair value of the shareholders shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the factional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

1. A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholders' name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

2. A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

3. The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall stated in the dissenters' notice given pursuant to section 7-113-203.

                             PROCEDURE FOR EXERCISE

                             OF DISSENTERS' RIGHTS

7-113-201 NOTICE OF DISSENTERS' RIGHTS.

1. If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101-117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

2. If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article and by the materials, if any, that under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action of the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT.

1. If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the Corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuate; and

     (b)  Not vote the share in favor of the proposed corporate action.

2. If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to Section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

3.   A shareholder who does not satisfy the requirements of subsection (1) or
     (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE.

1. If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

2. The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed, and

     (g)  Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT.

1. A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed or may be stated in another writing; and

     (b)  Deposit the shareholder's certificates for certificated shares.

2. A shareholder who demands payment in accordance with subsection (1) of this action retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

3. Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

4. A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES.

1. Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

2. In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT.

1. Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be fair value of the dissenter's shares, plus accrued interest.

2. The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment an income statement for that year, and, if the corporation customarily provides such statements to shareholders a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full year period, which financial statements need not be audited:

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c)  An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under section 7-113-209 and

     (e)  A copy of this article.

7-113-207. FAILURE TO TAKE ACTION.

1. If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided for in section 7-113-203, the corporation shall return the deposited certificates and released the transfer restrictions imposed on uncertificated shares. (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters; notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall be applicable.

6-112-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

1.   The corporation may in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenters payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the share before such date, the corporation may, in lieu of making the payment provided in section 7-113-206 offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand. (2). An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

6-11-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

1. A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206 or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

     (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

2. A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                                     PART 3
                          JUDICIAL APPRAISAL OF SHARES

7-113-301. COURT ACTION.

1. If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

2. The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by the foreign corporation was located.

3. The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholding holding the dissenter's shares, or as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings. (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES.

1. The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some or the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

2. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article, or

     (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                     SCHEDULE "D" -- ACQUISITION RESOLUTION

     RESOLVED AS A EXTRAORDINARY RESOLUTION THAT:


     1. the Company's proposed acquisition of Executive LAN Management, Inc., dba Micro Visions ("Micro Visions") for total consideration of $12,000,000 cash and 6,000,000 Common Shares, as well as earn-out provisions allowing for the issuance of up to a further 2,400,000 Common Shares to the shareholders of Micro Visions should Micro Visions meet certain performance criteria, to be effected through the Company's wholly owned subsidiary, FutureLink California Acquisition Corp. ("Acquisition Co."), a Delaware corporation, and the subsequent merger of Micro Visions and Acquisition Co. as provided for in an Agreement and Plan of Reorganization and Merger dated June 2, 1999 among the Company, Acquisition Co., Micro Visions and the shareholders of Micro Visions (the "Acquisition Agreement"), all as more particularly described in the Company's Proxy Statement dated August 24, 1999, be and is hereby approved and authorized;


     2. the Acquisition Agreement be and is hereby ratified, approved and authorized; and

     3. any one (1) director or officer of the Company is hereby authorized and empowered to execute or cause to be executed, deliver or cause to be delivered, in the name of and on behalf of the Company, all such documents and instruments, and to do or cause to be done all such acts and things, as may be deemed necessary or desirable to implement this resolution and the matters authorized hereby, including the transactions required upon the closing, that determination to be conclusively evidenced by the execution and delivery of those documents or other instruments or the taking of any of those actions.

                   SCHEDULE "E" -- REINCORPORATION RESOLUTION


     RESOLVED AS A EXTRAORDINARY RESOLUTION THAT:


     1. the merger of the Company and its wholly-owned subsidiary, FutureLink California Acquisition Corp., a Delaware Corporation, and the survival of the Delaware subsidiary, as more particularly set forth in the Agreement and Plan of Merger described in the Company's Proxy Statement dated August 24, 1999, be and is hereby approved and authorized;



     2. the Agreement and Plan of Merger between the Company and FutureLink California Acquisition Corp. dated as of August 1, 1999, be and is hereby ratified, approved and authorized;



     3. any one (1) officer or director of the Company be and is hereby authorized, for and on behalf of the Company, to execute and deliver the Certificate of Incorporation and all other documents and instruments and to take such other actions as he or she may determine to be necessary or desirable to implement this extraordinary resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of those documents or other instruments or the taking of any of those actions; and



     4. the directors of the Company may revoke this extraordinary resolution at any time before it is acted upon without further approval of the Shareholders of the Company.

  SCHEDULE "F" -- RESOLUTION APPROVING AMENDED AND RESTATED STOCK OPTION PLAN

     RESOLVED AS A RESOLUTION THAT:


     1. subject to any necessary regulatory approval, the Amended and Restated Stock Option Plan in the form set out in Schedule "B" to the Proxy Statement of the Company dated August 24, 1999 is hereby approved;



     2. the Options granted since May 6, 1999 to certain officers, directors and employees of the Company in excess of the previous Stock Option Plan dated December 1, 1999, being Options to acquire a total of 2,595,000 Common Shares:
(i) 1,595,000 Common Shares at an exercise price of $3.15 per share (granted May 6, 1999), (ii) 600,000 Common Shares at an exercise price of $5.00 per share (granted May 14, 1999) and (iii) 400,000 Common Shares at an exercise price of $6.08 per share (granted June 29, 1999), which Options vest in portions over two to four years following their grant, are hereby ratified and approved as if the Amended and Restated Stock Option Plan had been effective prior to such grants; and



     3. any one (1) director or officer of the Company be and is hereby authorized, on behalf of and in the name of the Company, to take all necessary steps and proceedings, to execute, deliver and to file any and all declarations, agreements, documents and other instruments and to do all such other acts and things (whether under corporate seal of the Company or otherwise) that may be necessary or desirable to give effect to the provisions of this resolutions and the intent herein, as more particularly described in the Company's Proxy Statement dated August 24, 1999.

              SCHEDULE "G" -- RATIFICATION OF REVERSE STOCK SPLIT


     RESOLVED AS A RESOLUTION THAT:


1. That the reverse stock split of the Company's common stock which was effected by the Company on June 1, 1999 as a one-for-five reverse split within the scope of the approval granted by the Shareholders at the Annual Meeting held November 30, 1998 authorizing the Board of Directors, in its sole discretion, to proceed with a reverse stock split not to exceed a one (1) for thirty (30) reverse stock split, without alteration of the Corporation's authorized share capital or the par value per share of the common stock, and the cash payment by the Company for fractional shares of its common stock in connection therewith, is hereby ratified, approved and confirmed.

            SCHEDULE "H" -- AUDITED FINANCIAL STATEMENTS AND INTERIM
                 UNAUDITED FINANCIAL STATEMENTS FOR FUTURELINK

                         FUTURELINK DISTRIBUTION CORP.

                          CONSOLIDATED BALANCE SHEETS
                     (SEE BASIS OF PRESENTATION -- NOTE 1)
                         (ALL AMOUNTS STATED IN $U.S.)

                                     ASSETS

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1998          1997
                                                                    $             $
                                                                ----------    ----------
CURRENT
Cash........................................................         6,651            --
Accounts receivable, net of $57,101 allowance for doubtful
  account...................................................     1,458,314            --
Due from related parties, net of $57,513 allowance for
  doubtful accounts [note 11]...............................        73,781            --
Prepaid expenses............................................       116,219            --
Inventory and work in progress..............................        22,205            --
Debenture receivable [note 5]...............................             1            --
                                                                ----------    ----------
                                                                 1,677,171            --
                                                                ----------    ----------
CAPITAL ASSETS, NET OF $203,455
ACCUMULATED DEPRECIATION [NOTE 6]...........................     1,122,923            --
GOODWILL [NOTE 7]...........................................     5,027,939            --
EMPLOYEE AND CONSULTANTS BASE [NOTE 7]......................     2,817,778            --
                                                                ----------    ----------
                                                                 8,968,640            --
                                                                ----------    ----------
                                                                10,645,811            --
                                                                ==========    ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1998          1997
                                                                    $             $
                                                                ----------    ----------
CURRENT
Bank indebtedness [note 15].................................       819,217            --
Accounts payable [notes 8 and 11]...........................     2,190,098        23,932
Accrued Liabilities.........................................       663,201            --
Due to stockholders [notes 11 and 20].......................       319,071            --
Due to other related parties [note 11]......................        44,816            --
Notes payable [note 3]......................................       387,795            --
                                                                ----------    ----------
                                                                 4,424,198        23,932
                                                                ----------    ----------
CAPITAL LEASE OBLIGATIONS PAYABLE [NOTE 8]..................        30,262            --
CONVERTIBLE DEBENTURES [NOTES 9 AND 10].....................     2,153,457            --
DEFERRED TAXES [NOTE 13]....................................     1,211,634            --
                                                                ----------    ----------
                                                                 3,395,353            --
                                                                ----------    ----------
MINORITY INTEREST...........................................       (11,141)           --
COMMITMENTS AND CONTINGENCIES [NOTES 1, 8, 9 AND 19]
STOCKHOLDERS' EQUITY [NOTE 9]
Authorized 5,000,000 preferred shares without par value
  100,000,000 common shares with par value of $0.0001
Issued and paid-up 20,175,105 and 10,203,500 common shares
  issued and outstanding at December 31, 1998 and December
  31, 1997, respectively....................................         2,018         1,020
To be issued [note 9].......................................        50,000            --
Exchangeable shares [note 3]................................     2,550,000            --
     Issued in trust and unpaid [note 9]....................            --            --
Capital in excess of par value..............................     6,437,640     1,425,211
Contributed surplus.........................................     1,224,668            --
Cumulative translation adjustment...........................       (96,468)           --
Deficit.....................................................    (7,330,457)   (1,450,163)
                                                                ----------    ----------
TOTAL STOCKHOLDERS' EQUITY..................................     2,837,401       (23,932)
                                                                ----------    ----------
                                                                10,645,811            --
                                                                ==========    ==========

                            On behalf of the Board:

            /s/ Robert Kubbernus                            /s/ Robert H. Kohn
                  Director                                       Director

                             See accompanying notes

                         FUTURELINK DISTRIBUTION CORP.

                CONSOLIDATED STATEMENTS OF LOSS AND DEFICIT AND
                               COMPREHENSIVE LOSS
                         (ALL AMOUNTS STATED IN $U.S.)

                                                                      YEARS ENDED
                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1998          1997
                                                                    $             $
                                                                ----------    ----------
REVENUE [NOTE 11]
Consulting services.........................................     1,471,206            --
Hardware and software sales.................................       962,751            --
Other.......................................................         2,701            --
                                                                ----------    ----------
                                                                 2,436,658            --
                                                                ----------    ----------
EXPENSES [NOTE 11]
Hardware and software purchases.............................       879,927            --
Contracts, payroll and benefits [note 9]....................     3,661,606            --
Accounting and legal........................................        80,591       109,992
Rent........................................................        77,035            --
General and administrative..................................       613,965        12,057
Interest on long term debt..................................     1,303,743            --
Amortization deferred financing fees [note 10]..............        29,052            --
Other financing fees........................................        89,000            --
Bad debt expense [note 11]..................................       125,833            --
Depreciation................................................       119,236            --
Amortization of intangible assets [note 7]..................       667,617            --
                                                                ----------    ----------
                                                                 7,647,605       122,049
                                                                ----------    ----------
Loss from operations........................................    (5,210,947)     (122,049)
                                                                ----------    ----------
Loss on sale of assets......................................       (47,596)           --
Write-off mining related assets [note 6]....................            --      (515,000)
Loss on non-refundable deposit [note 12]....................            --      (100,000)
Equity in loss of affiliate [note 4]........................      (860,131)           --
Minority interest...........................................        33,771            --
                                                                ----------    ----------
                                                                  (873,956)     (615,000)
                                                                ----------    ----------
LOSS BEFORE INCOME TAXES....................................    (6,084,903)     (737,049)
Deferred tax benefit [note 13]..............................      (204,609)           --
                                                                ----------    ----------
LOSS FOR THE YEAR...........................................    (5,880,294)     (737,049)
OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment.....................       (96,468)           --
                                                                ----------    ----------
COMPREHENSIVE LOSS..........................................    (5,976,762)     (737,049)
                                                                ==========    ==========
DEFICIT, BEGINNING OF YEAR..................................    (1,450,163)     (713,114)
DEFICIT, END OF YEAR........................................    (7,330,457)   (1,450,163)
                                                                ==========    ==========
LOSS PER COMMON SHARE.......................................         (0.38)        (1.65)
                                                                ==========    ==========
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING...............    15,846,571       447,445
                                                                ==========    ==========

                             See accompanying notes

                         FUTURELINK DISTRIBUTION CORP.

                           CONSOLIDATED STATEMENTS OF
                        CHANGES IN STOCKHOLDERS' EQUITY
                         (ALL AMOUNTS STATED IN $U.S.)

                                                                                      CAPITAL IN
                                            COMMON STOCK      TO BE    EXCHANGEABLE   EXCESS OF    CONTRIBUTED
                                         ------------------   ISSUED      SHARES         PAR         SURPLUS
                                           SHARES       $       $           $             $             $
                                         ----------   -----   ------   ------------   ----------   -----------
BALANCE, JANUARY 1, 1997...............       2,500      25      --            --     1,216,712            --
  Issuance of share capital for cash...       1,000      10      --            --         9,990            --
                                         ----------   -----   ------    ---------     ---------     ---------
                                              3,500      35      --            --     1,226,702            --
  Change of par value from .01 to
    .0001..............................          --     (35)     --            --            35            --
  Issuance of share capital for cash...  10,200,000   1,020      --            --       158,980            --
  Forgiveness of stockholder debt......          --      --      --            --        39,494            --
Loss for the year......................          --      --      --            --            --            --
                                         ----------   -----   ------    ---------     ---------     ---------
BALANCE, DECEMBER 31, 1997.............  10,203,500   1,020      --            --     1,425,211            --
  Issuance of share capital for cash...     255,813      26      --            --       846,774            --
  Forgiveness of stockholder debt......          --      --      --            --        70,325            --
  Issuance of share capital to
    employees, officers and directors
    of the company [note 9]............   3,500,000     350      --            --     2,117,150            --
  Warrants issued with issuance of
    convertible debentures [note 10]...          --      --      --            --            --       562,500
  Equity component of convertible
    debentures [note 10]...............          --      --      --            --            --       777,143
  Equity component of financing fees
    [note 10]..........................          --      --      --            --            --       (75,600)
  Equity component of financing fees
    [note 10]..........................          --      --      --            --            --       (39,375)
  Shares issued upon conversion of
    convertible debt [note 10].........   1,874,777     188      --            --       506,553            --
  Shares issued on conversion of loan
    [note 11]..........................   1,127,240     113      --            --       732,538            --
  Issuance of shares on acquisition of
    FutureLink Alberta [note 4]........   3,213,775     321      --            --     1,002,606            --
  Share issue costs....................          --      --      --            --      (218,992)           --
  Financing fees associated with
    converted debentures [note 10].....                                                 (44,525)
                                         ----------
TOTAL OUTSTANDING SHARES...............  20,175,105
                                         ----------
  Issuance of exchangeable shares on
    acquisition of FL/SysGold [note
    3].................................   4,250,000      --      --     2,550,000            --            --
  Shares to be issued for services
    [note 9]...........................     115,253      --   50,000           --            --            --
                                         ----------   -----   ------    ---------     ---------     ---------
BALANCE, DECEMBER 31, 1998.............  24,540,358   2,018   50,000    2,550,000     6,437,640     1,224,668
                                         ==========   =====   ======    =========     =========     =========

The above statement gives retroactive effect to share consolidations of 200 to 1 on July 20, 1997 and 30 to 1 on December 2, 1997.

                             See accompanying notes

                         FUTURELINK DISTRIBUTION CORP.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (ALL AMOUNTS STATED IN $U.S.)

                                                                     YEARS ENDED
                                                                     DECEMBER 31
                                                                ----------------------
                                                                   1998         1997
                                                                    $            $
                                                                ----------    --------
CASH FLOWS USED IN OPERATING ACTIVITIES
Net loss for the year.......................................    (5,880,294)   (737,049)
Adjustments to reconcile net loss to net cash provided by
  operating activities Write off mining related assets [note
  6]........................................................            --     515,000
     Non cash interest expense..............................     1,294,098          --
     Amortization financing fees............................        29,052          --
     Non cash expenses included in contracts, payroll and
      benefits expense [note 9].............................     2,114,000          --
     Non cash consulting expense............................        10,109          --
     Depreciation and amortization..........................       786,853          --
     Loss on refundable deposit [note 12]...................            --     100,000
     Bad debt expense.......................................       125,832          --
     Loss on sale of assets.................................        47,596          --
     Deferred tax recovery [note 13]........................      (204,609)         --
                                                                ----------    --------
                                                                (1,677,363)   (122,049)
Changes in non-cash working capital [note 14]...............     1,187,747      17,059
Non cash working capital deficiency acquired [note 3 and
  4]........................................................      (518,076)         --
Effect of foreign currency on operating activities..........       (96,468)         --
                                                                ----------    --------
                                                                (1,104,160)   (104,990)
                                                                ----------    --------
CASH FLOWS USED IN INVESTING ACTIVITIES
Capital assets purchased....................................      (818,699)         --
Proceeds from disposition of capital assets.................        33,411          --
Cash consideration on acquisition of subsidiaries [note
  3]........................................................    (2,019,149)         --
Acquisition costs of subsidiaries...........................      (109,923)         --
Cash advances to equity investee............................      (990,305)         --
Other.......................................................       (69,435)         --
Loss on non-refundable deposit..............................            --    (100,000)
                                                                ----------    --------
                                                                (3,974,100)   (100,000)
                                                                ----------    --------
CASH FLOWS FROM FINANCING ACTIVITIES
Cash received under demand credit facility..................       819,217          --
Advances from stockholders..................................     1,036,674      (4,504)
Issuance of common stock [note 9]...........................       850,300     170,000
Share issue costs...........................................      (218,992)         --
Repayment of capital lease obligations......................       (67,404)         --
Forgiveness of stockholder debt [note 9]....................        60,200      39,494
Issuance of convertible debentures..........................     2,720,000          --
Financing fees on issue of convertible debentures...........      (270,000)         --
Other financing fees........................................        89,000          --
Common stock to be issued [note 9]..........................        50,000          --
Changes in non-cash working capital [note 14]...............        15,916          --
                                                                ----------    --------
                                                                 5,084,911     204,990
                                                                ----------    --------
Increase in cash............................................         6,651          --
Cash, beginning of year.....................................            --          --
                                                                ----------    --------
CASH, END OF YEAR...........................................         6,651          --
                                                                ==========    ========

                             See accompanying notes

                         FUTURELINK DISTRIBUTION CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

1.   BASIS OF PRESENTATION

     The Company was incorporated on April 4, 1955 in the State of Colorado, USA, as Cortez Uranium and Mining Co. The Company was involved in several mining related projects and had changed its name several times. The Company ceased all mining projects in 1997 and changed its name to FutureLink Distribution Corp. effective February 17, 1998.

     The Company is an information technology service provider focusing on providing utility-like computing services to businesses.

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, the Company has accumulated accounting losses amounting to $7,330,457, a working capital deficiency of $2,747,027 and total net operating cash outflows of $1,209,150 relating to 1997 and 1998. The Company has also violated its working capital ratio relating to its credit facility. The Company's continuation as a going concern is in substantial doubt and dependent on its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, and ultimately to attain successful operations. However, no assurance can be given at this time as to whether the Company will achieve any of these conditions. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern for a reasonable period of time.

     During the period from January 1, 1998 to March 18, 1999, management has raised $7,386,975 of capital in the form of convertible debt and equity (see notes 9,10, and 20), and plans to raise additional financing through future private or public offerings of stock and through the exercise of stock options. The Company's recent registration with the Securities and Exchange Commission is expected to improve the Company's ability to raise such additional capital. In addition, the Company will realize a full year of operations in 1999 relating to the businesses acquired in 1998. This, combined with the significant marketing efforts undertaken by the company and the expansion of operations to the United States, is expected to generate increased sales and cashflows.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have, in management's opinion, been properly prepared in accordance with accounting principles generally accepted in the United States.

     USE OF ESTIMATES

     Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which would affect the amount of recorded assets, liabilities, revenues and expenses. Actual amounts could differ from these estimates.

     INVENTORY AND WORK IN PROGRESS

     Inventories of computer hardware held for re-sale and work in progress are recorded at the lower of actual cost or net realizable value.

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

     CAPITAL ASSETS

     Capital assets are recorded at cost. Depreciation is provided at rates designed to depreciate the cost of the assets over their estimated useful lives as follows:

Computers and equipment..................................               30%
Leasehold improvements...................................    term of lease
Software.................................................              100%
Office equipment.........................................               20%
Equipment under capital lease............................               30%

     INTANGIBLE ASSETS

(a)  Employee and consultants base

     The employee and consultants base recorded on the acquisition of FL/SysGold is recorded at cost and is being amortized on a straight-line basis over three years. The recoverability of the employee and consultants base is assessed periodically based on retention of employees and consultants in relation to management estimates of undiscounted future revenue provided from information technology services.

(b)  Goodwill

     Goodwill is recorded at cost and is being amortized on a straight line basis over five years. The recoverability of goodwill is assessed periodically based on management estimates of undiscounted future operating income from each of the acquired businesses to which the goodwill relates.

     FINANCING FEES

     Financing fees associated with that portion of the 10% convertible debentures classified as debt are deferred and amortized over the life of the debentures, unless the debentures have been converted. Financing fees associated with that portion of the convertible debentures classified as contributed surplus is charged to that account. The pro rata portion of financing fees associated with converted debentures is charged to share capital in excess of par value.

     CAPITAL LEASES

     Leases in which substantially all the benefits and risks of ownership are transferred to the Company are capitalized with an offsetting amount recorded as a liability.

     REVENUE

     Revenue from information technology services and outsourcing contracts is recognized when the service is delivered over the term of the applicable contracts.

     INCOME TAXES

     The Company records its provision for income taxes using the liability method. Under this method deferred tax assets and liabilities are recognized based on the anticipated future tax effects arising from the differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases.

     CONSOLIDATION

     These consolidated financial statements include the accounts of its wholly owned subsidiary FutureLink/ SysGold Ltd. ("FL/SysGold") and 96.4% owned subsidiary FutureLink Distribution Corp. (Alberta), ("FutureLink Alberta").

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

     FOREIGN CURRENCY TRANSLATION

     The functional currency of the Company's subsidiaries is the Canadian Dollar. Adjustments arising from translating the subsidiaries' financial statements into United States dollars are recorded in stockholders' equity as a cumulative translation adjustment.

     ADVERTISING COSTS

     Advertising costs are expensed as incurred.

     LOSS PER SHARE

     Loss per common share is loss for the period divided by the weighted average number of common shares outstanding after retroactive effect of the share consolidation. The effect on earnings per share of the exercise of options and warrants, and the conversion of the 10% convertible debentures is anti-dilutive.

     STOCK OPTIONS

     The Company applies the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock option plans. Accordingly, no compensation cost is recognized in the accounts.

3.   ACQUISITION OF RIVERVIEW MANAGEMENT CORPORATION

     Effective August 24, 1998, the Company acquired all of the outstanding shares of Riverview Management Corporation (since renamed FL/SysGold), an information technology outsourcing and services firm. The consideration for the purchase, totalling $5,003,887, including acquisition costs of $53,705, consisted of a cash payment of $2,019,149, promissory notes payable for $381,033 ($585,000 Canadian) payable on demand on or before 90 days after August 24, 1998, and 4,250,000 exchangeable common shares of the Company with an ascribed value of $2,550,000. The common shares issued are exchangeable shares in FL/SysGold which are convertible at any time into shares of the Company. The acquisition was accounted for using the purchase method. Net assets acquired are as follows:

                                                                   $
                                                               ----------
NET ASSETS ACQUIRED
Non cash working capital deficiency........................      (179,251)
Capital assets.............................................       135,291
Goodwill...................................................     3,275,687
Employee and consultants base..............................     3,200,000
Deferred tax liability.....................................    (1,427,840)
                                                               ----------
NET ASSETS ACQUIRED........................................     5,003,887
                                                               ==========

     As at December 31, 1998, the promissory notes of $381,033 ($585,000 Canadian) remain outstanding along with accrued interest of $6,762. These notes bear interest at the simple rate of 7%. Subsequent to December 31, 1998 these notes were paid in full.

     The results of operations for FL/SysGold are consolidated as of August 24, 1998.

4.   ACQUISITION OF FUTURELINK DISTRIBUTION CORP. (ALBERTA)

     On January 20, 1998 the Company issued 1,540,000 common shares in exchange for 1,540,000 common shares (46%) of FutureLink Alberta. The total value ascribed to the investment was $15,400.

     Effective November 23, 1998, the Company issued 1,673,775 common shares in exchange for an additional 1,673,775 common shares (50.4%) of FutureLink Alberta. The total value ascribed to the

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

investment was $987,527. The 1,673,775 shares were issued pursuant to an exemption from registration under Regulation S of the Securities Act of 1933.

     As a result of these two transactions the Company acquired 96.4% of FutureLink Alberta for a total purchase price of $1,059,145, including acquisition costs of $56,218. Net assets acquired are as follows:

                                                                    $
                                                                ---------
NET ASSETS ACQUIRED
Non cash working capital deficiency.........................     (338,825)
Capital assets..............................................      350,619
Goodwill....................................................    2,037,656
Tax loss carryforwards......................................      288,194
Valuation allowance.........................................     (288,194)
Other obligations...........................................     (990,305)
                                                                ---------
NET ASSETS ACQUIRED.........................................    1,059,145
                                                                =========

     From January 20, 1998 to November 23, 1998 the Company's share in FutureLink Alberta's loss, accounted for using the equity method, was $860,131. FutureLink Alberta was consolidated from November 24, 1998 to December 31, 1998.

     On February 26, 1999, FutureLink Alberta became a wholly owned subsidiary when the Company purchased the remaining 117,500 shares (3.6%) of FutureLink Alberta (see note 20).

5.   DEBENTURE RECEIVABLE

     During the year, the Company's subsidiary, FutureLink Alberta, disposed of certain assets and operations in exchange for a 50% equity investment in NextClick Ltd. valued at $1. On November 30, 1998 the Company sold its investment in exchange for a debenture receivable in the amount of $100,000 Canadian. The debenture is due on demand on or after March 31, 1999. A first floating charge against the assets of the issuer has been pledged as security. Due to the uncertainty of collectibility, the $100,000 debenture is carried at the book value of the exchanged common shares, being $1. The debenture is non-interest bearing.

6.   CAPITAL ASSETS

                                                                 DECEMBER 31, 1998
                                                       --------------------------------------
                                                                    ACCUMULATED     NET BOOK
                                                         COST       DEPRECIATION      VALUE
                                                           $             $              $
                                                       ---------    ------------    ---------
Computers and equipment............................      605,830       80,872         524,958
Leasehold improvements.............................      218,018       16,720         201,298
Software...........................................      185,406       69,405         116,001
Office equipment...................................      181,384       17,706         163,678
Equipment under capital lease......................      135,740       18,752         116,988
                                                       ---------      -------       ---------
                                                       1,326,378      203,455       1,122,923
                                                       =========      =======       =========

     During 1997 the Company wrote off its mining assets.

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

7.   INTANGIBLE ASSETS

     Intangible assets consist of the following:

                                                                DECEMBER 31, 1998
                                                      --------------------------------------
                                                                   ACCUMULATED     NET BOOK
                                                        COST       AMORTIZATION      VALUE
                                                          $             $              $
                                                      ---------    ------------    ---------
Goodwill..........................................    5,313,334      285,395       5,027,939
Employee and consultants base.....................    3,200,000      382,222       2,817,778
                                                      ---------      -------       ---------
                                                      8,513,334      667,617       7,845,717
                                                      =========      =======       =========

     The $3,200,000 relating to employee and consultants base represents the valuation placed on the knowledge, expertise, and sales contacts of employees and consultants of FL/SysGold.

8.   CAPITAL AND OPERATING LEASE OBLIGATIONS PAYABLE

     The future minimum lease payments at December 31, 1998 under capital and operating leases are as follows:

                                                                CAPITAL    OPERATING
                                                                LEASES      LEASES
                                                                   $           $
                                                                -------    ---------
1999........................................................    65,916      265,111
2000........................................................    33,466      244,205
2001........................................................    13,748      243,654
2002........................................................        --       20,289
2003........................................................        --           --
                                                                -------     -------
Total future minimum lease payments.........................    113,130     773,259
Less: imputed interest......................................    (16,952)
                                                                -------
Balance of obligations under capital lease..................    96,178
Less: current portion included in accounts payable and
  accrued liabilities.......................................    (65,916)
                                                                -------
Long term obligation under capital lease....................    30,262
                                                                -------

9.   SHARE CAPITAL

     AUTHORIZED

     On January 20, 1998 the Articles of the Company were amended to increase the authorized share capital to 100,000,000 common shares and 5,000,000 preferred shares.

     ISSUED AND PAID-UP

     During the year, the Company issued 255,813 shares for $846,800 cash, as well as a further 1,127,240 shares for $732,651 cash.

     On July 7, 1998, the Company issued 3,500,000 shares to employees, officers and directors of the Company for $3,500 as had been previously approved by stockholders in January, 1998. The fair value of these shares at the time of the share issuance was $2,117,500. The difference between the fair value and the cash consideration received has been included in capital in excess of par and in contracts, payroll and benefits expense.

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

     TO BE ISSUED

     The company has entered into agreements for consulting services which provides for the payment of $33,000 in total per month. Of these agreements, one relates to consulting services obtained from the agent of the 10% convertible debenture agreement (see note 10). This agreement is for a period of six months and provides for the settlement of fees by way of shares in the Company's stock. The number of shares to be issued is based on 95% of the average closing price of the Company's stock during the trading days in the month in question as quoted on the Nasdaq Over the Counter Bulletin Board. As at December 31, 1998, $50,000 was owing for consulting services in relation to this agreement, equating to 115,253 shares.

     ISSUED IN TRUST AND UNPAID

     On August 20, 1998, a share certificate for 11,000,000 unpaid common shares was issued in trust for the common stock underlying the 10% convertible debenture and warrants issued on that date (see note 10). Of these 11,000,000 shares, 9,125,223 shares continue to be in trust and 1,874,777 outstanding at December 31, 1998. On January 6, 1999, the 1,874,777 outstanding shares became unrestricted.

     RESTRICTED SHARES

     Of the 20,175,105 shares issued and paid-up at December 31, 1998, 8,209,535 are restricted including 1,874,777 relating to the 10% convertible debenture. The remaining 11,965,569 are freely trading. Restricted shares held by non-affiliates of the Company must be held for at least one year. Restricted shares held by affiliates of the Company must be held for 1 to 2 years subject to any subsequent registration of such shares which could be affected by the Company.

     The 1,540,000 common shares issued in January, 1998 to purchase the 46% investment in FutureLink Alberta, are subject to a hold period. One half of the shares given to the vendors was released from escrow on July 20, 1998 and the balance released on January 20, 1999.

     WARRANTS

     Attached to the 255,813 shares issued for cash during the year were warrants detailed as follows:

a.) 83,334 warrants were issued to the share subscribers who were issued shares on February 6, 1998. The warrants allow the holder to purchase additional shares at $3.00 per share on or before one year and $3.10 before two years from the date of acquisition.

b.) 105,813 warrants were issued to the share subscribers who were issued shares on April 4, 1998. The warrants allow the holder to purchase additional shares at $3.75 per share on or before one year and $4.00 before two years from the date of acquisition.

c.) 66,666 warrants were issued to the share subscribers who were issued shares on April 22, 1998 and April 24, 1998. The warrants allow the holder to purchase additional shares at $3.25 per share on or before two years from May 4, 1998.

     On July 2, 1998 1,127,250 share purchase warrants were issued with the same number of shares as disclosed in note 11.

     Share purchase warrants totalling 1,041,667 were issued during the year under the 10% convertible debenture agreement as disclosed in note 10.

     None of the outstanding warrants have been exercised as at December 31, 1998.

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

     OPTIONS

     As of December 31, 1998, the Company has issued 4,162,500 options to purchase common stock to the Company's directors, officers and employees. Of the total issued, none have been exercised as at December 31, 1998. Details of the stock options outstanding at December 31, 1998 are as follows:

            NUMBER OF
            OPTIONS     EXERCISE PRICE     EXPIRY DATE
            ---------   --------------   ----------------
            2,930,000        0.76           June 29, 2001
             800,000         1.17          August 5, 2001
              25,000         0.45        December 1, 2001
              50,000         0.45        December 1, 2002
             357,500         0.45           April 1, 2004
            ---------        ----        ----------------
            4,162,500
            ---------

     The Company applies Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations in accounting for its stock option plans. The fair value of each option granted during 1998 is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions: expected volatility of 164%; risk-free interest rate of 4.0%; no payment of common share dividends; and expected life of 1 to 5 years. Had compensation cost for these plans been determined based upon the fair value at grant date, consistent with the methodology prescribed in Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123), the Company's net loss and net loss per common share for the year ended December 31, 1998 would have been $9,406,724 and $0.59 respectively.

10. CONVERTIBLE DEBENTURES

                                                                  $
                                                              ---------
PRINCIPLE
Funds advance during the year...............................  2,720,000
Debentures converted during the year........................   (500,000)
                                                              ---------
                                                              2,220,000
                                                              =========
FINANCING FEES
Fees paid on funds advanced during the year.................   (270,000)
Intrinsic value associated with equity component of
  debentures................................................     75,600
Fees paid through issuance of warrants to agent.............   (140,625)
Intrinsic value associated with equity component of
  debentures................................................     39,375
Amortization of financing fees..............................     29,052
Financing fees associated with debentures converted during
  the year..................................................     44,525
                                                              ---------
                                                               (222,073)
                                                              ---------
INTEREST EXPENSES
Accrued interest expense....................................    155,530
                                                              ---------
NET BALANCE.................................................  2,153,457
                                                              =========

     During the year the Company entered into a 10% convertible debenture agreement to provide up to $5,000,000 of financing ("10% convertible debenture agreement").

     As at December 31, 1998, the Company issued $2,720,000 10% convertible debentures due August 20, 2001. The debenture holders have the right to convert the debentures in increments of at least $100,000, at a

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

price equal to the lower of $0.75 per share and 78% of the average closing bid price of the Company's common stock for the three trading days immediately preceding the conversion. The Company may prepay any or all of the outstanding principal amounts at any time, upon thirty days' notice, subject to the holders' right to convert into common shares. At the debenture holders' election, interest can be settled in common stock of the Company based on market prices.

     Of the total principal amount of the debentures of $2,720,000, an amount of $777,143 has been attributed to the intrinsic value of the conversion option at the issue date and included with contributed surplus.

     The amount attributed to the conversion option of $777,143, has been included in interest on long term debt as the conversion option was exercisable upon issuance.

     Upon entering into the agreement, the Company issued 1,041,667 common share purchase warrants, 260,417 to the agent and 781,250 to the ultimate subscriber of the issue. Each warrant gives the holders the right to purchase one common share of the Company at $0.96 until August 20, 2001. An amount of $562,500 has been included in contributed surplus as the estimated intrinsic value attributed to these warrants as they were exercisable upon issuance. In addition, the warrants issued to the agent have been treated as a financing fee in the amount of $140,625. The intrinsic value of these fees associated with the equity component of the 10% convertible debentures has been charged to contributed surplus in the amount of $39,375. The remaining balance is being amortized over the life of the 10% convertible debentures.

     For each issuance of 10% convertible debentures, the Company must pay a financing fee of approximately 10%. The value of the fees associated with the equity component of the 10% convertible debentures in the amount of $75,600 has been charged to contributed surplus. The remaining amount is being amortized over the life of the 10% convertible debentures, unless the debentures are converted. If converted, the pro rata portion of the financing fees associated with the converted debentures is charged to capital in excess of par value. During the period, $44,525 has been charged to capital in excess of par value relating to $500,000 of convertible debentures which were converted.

     During the year, $500,000 of the convertible debentures, together with $6,741 of accrued interest, were converted into 1,874,777 common shares. An amount of $2,375,530, including accrued interest and fees of $155,530 remains outstanding as at December 31, 1998.

     Subsequent to December 31, 1998, the Company issued an additional $2,280,000 10% convertible debentures under the 10% convertible debenture agreement. In addition, $1,500,000 of the 10% convertible debentures were converted into common shares of the Company (see note 20).

11. RELATED PARTY TRANSACTIONS

     During 1998, two of the Company's stockholders advanced the Company $289,264 ($440,000 Canadian). Simple interest at a rate of prime plus 1%, totalling $10,145 to December 31, 1998 has been added to the principal amount owing. In addition, one of the Company's stockholders advanced the Company $17,609 ($27,000 Canadian) of which $19,662 ($30,147) including interest is outstanding at year end. The amount bears interest at the bank's prime rate.

     During 1998, Linear Strategies Ltd., a stockholder, advanced the Company $729,802. Interest incurred on the loan to July 2, 1998 in the amount of $2,849 has been added to the principal amount owing. $350,000 of the loan was assigned to another stockholder on July 2, 1998. On the same date, both portions of the loan were converted into 1,127,240 common shares with an ascribed value of $732,651, and an equal number of common share purchase warrants. Each warrant entitles the holder to purchase one common share at $1.00 on or before June 30, 1999 and at $1.25 on or before June 30, 2000.

     An amount of $39,840 ($61,087 Canadian) due to stockholders and employees of the Company exists at December 31, 1998. The amount does not carry interest and have no set repayment terms.

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

     An amount of $10,138 ($14,545 Canadian) is owing from a stockholder of the Company as at December 31, 1998. The amount does not carry interest and has no set repayment terms. An allowance for doubtful accounts has been recorded for the full amount due to the uncertainty of collection.

     An amount of $11,040 ($16,927 Canadian) is owing from an entity of which a certain stockholder is also a Director and stockholder of the Company. The amount does not carry interest and has no set repayment terms.

     During the year end December 31, 1998, the Company provided services and products of $40,277 ($59,735 Canadian) to Jaws Technologies Inc., an entity of which certain Directors are also Directors of the Company. An amount of $37,002 ($56,735 Canadian) is owing from Jaws Technologies Inc. at December 31, 1998 which has been provided as an allowance for doubtful accounts due to the uncertainty of collection. The amounts charged for services and products are on normal commercial terms and conditions.

     During the year end December 31, 1998, the Company provided services and products of $63,561 ($94,267 Canadian) to Willson Stationers Ltd., an entity of which certain Directors are also Directors of the Company. Included in accounts receivable is an amount of $58,909 ($90,325 Canadian) owing from Willson Stationers Ltd. These transactions are on normal commercial terms and conditions. In addition, the Company purchased office products from Willson Stationers Ltd. Included in accounts payable is an amount of $4,976 ($7,630 Canadian). These transactions are on normal commercial terms and conditions.

     During the year end December 31, 1998, the Company provided services and products of $9,471 ($14,047 Canadian) to NextClick Ltd. Certain Directors of the Company were also Directors of NextClick Ltd. until December 1, 1998. These transactions are on normal commercial terms and conditions. The full amount remains outstanding at year end but has been provided as an allowance for doubtful accounts due to the uncertainty of collection.

     During the year end December 31, 1998, the Company provided services and products of $10,199 ($15,126 Canadian) to Sheraton Business Forms Ltd., an entity of which a stockholder is also a stockholder of the Company. Included in accounts receivable is an amount of $4,434 ($6,799 Canadian) owing to the Company. These transactions are on normal commercial terms and conditions.

12. LOSS ON NON-REFUNDABLE DEPOSIT

     During 1997, the previous management entered into an agreement which included payment of a $100,000 non-refundable deposit to purchase Printscan International Inc. The Company did not raise sufficient funds to complete the purchase, and the deposit was forfeited.

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

     INCOME TAXES

     The income tax benefit differs from the amount computed by applying the U.S. federal statutory tax rates to loss before income taxes for the following reasons:

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998            1997
                                                                   $               $
                                                              ------------    ------------
Tax benefit at U.S. statutory rate (34%)....................   (2,068,868)      (250,597)
Increase (decrease) in taxes resulting from:
  Deferred tax asset valuation allowance....................    1,690,192        294,820
  U.S. state taxes, net of federal tax benefit..............     (120,665)       (44,223)
  Non-deductible expenses...................................      541,030             --
  Foreign tax rate differences..............................     (257,895)            --
  Other.....................................................       11,597             --
                                                               ----------       --------
Deferred tax benefit........................................     (204,609)            --
                                                               ==========       ========

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax liabilities and assets are as follows:

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998            1997
                                                                   $               $
                                                              ------------    ------------
Deferred tax liabilities:
  Employee and consultants base.............................    1,211,634             --
                                                               ----------       --------
Deferred tax assets:
  Net operating loss carryforwards..........................    1,904,583         40,000
  Start-up costs............................................       39,715         48,820
  Write-off of mining related assets........................      206,000        206,000
  Depreciation..............................................       77,017             --
  Debt issue costs..........................................       23,327             --
  Debenture receivable......................................       22,564             --
                                                               ----------       --------
Total deferred tax assets...................................    2,273,206        294,820
Valuation allowance.........................................   (2,273,206)      (294,820)
                                                               ----------       --------
Net deferred tax assets.....................................           --             --
                                                               ----------       --------
Net deferred tax liabilities................................    1,211,634             --
                                                               ==========       ========

     The Company has provided a valuation allowance for the full amount of deferred tax assets in light of its history of operating losses since its inception. $288,194 of the valuation allowance increase for 1998 of $1,978,386 will reduce goodwill when recognized. The remaining $1,690,192 may be available to offset future income taxes if the Company achieves profitability.

     The Company has U.S. net operating losses carried forward of $2,563,000 which expire as follows: $100,000 in 2012 and $2,463,000 in 2018. The availability of these loss carryforwards to reduce future taxable income could be subject to limitations under the Internal Revenue Code of 1986, as amended. Certain ownership changes can significantly limit the utilization of net operating loss carryforwards in the period following the ownership change. The Company has not determined whether such changes have occurred and the effect such changes could have on its ability to carry forward all or some of the U.S. net operating losses.

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

     The Company has non-capital losses carried forward for Canadian income tax purposes of $3,071,000. These losses expire as follows:

                                                                  $
                                                              ---------
2002........................................................    117,000
2003........................................................    539,000
2004........................................................  1,507,000
2005........................................................    908,000

14. NET CHANGE IN NON-CASH WORKING CAPITAL

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998            1997
                                                                   $               $
                                                              ------------    ------------
(Increase) decrease in non-cash working capital:
Accounts receivable.........................................   (1,532,095)           --
Inventory...................................................      (22,206)           --
Prepaid expenses and deposits...............................     (116,219)           --
Accounts payable and accrued liabilities....................    2,874,183        17,059
                                                               ----------        ------
                                                                1,203,663        17,059
                                                               ==========        ======
The change relates to the following activities:
Operating activities........................................    1,187,747            --
Financing activities........................................       15,916            --
                                                               ----------        ------
                                                                1,203,663            --
                                                               ==========        ======

     BANK INDEBTEDNESS

     FL/SysGold has a demand credit facility with a Canadian chartered bank for $1,000,000 Canadian for which the Company has provided a guarantee and postponement of claim. The facility provides for a first floating charge over all assets of FL/SysGold as well as an assignment of the shares of the subsidiary. FL/ SysGold's net assets at December 31, 1998 are carried at $99,770 in the Company's accounts. Interest on the facility is based on a range of the bank's prime rate plus 1% to the bank's prime rate plus 3% depending on the Company's debt to equity ratio. $9,645 is the amount of cash interest expensed during the period.

     As at December 31, 1998 FL/SysGold was in deficiency with respect to a covenant relating to its current ratio. The lender has not waived these deficiencies and has not indicated its intention to do so. In addition, as per the terms of the agreement, should the Company be in default, a penalty interest rate may be applied.

     The Company is currently working with the bank and undertaking efforts to rectify the covenant deficiencies. To March 18, 1999, the bank has not formally given notice of the covenant deficiencies, has not given an indication of plans to call the loan, and has not imposed the penalty interest.

16. SEGMENTED INFORMATION

     The Company's activities are conducted in one operating segment with all activities relating to the sales and support of information technology. These activities are carried out in two geographic segments, being Canada and the United States.

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

     As at December 31, 1997 and during the year ended December 31, 1997, all of the Company's activities were carried out in the United States.

                                                                      DECEMBER 31, 1998
                                                              ---------------------------------
                                                               CANADA       U.S.        TOTAL
                                                                  $           $           $
                                                              ---------   ---------   ---------
Revenue.....................................................  2,436,658          --   2,436,658
                                                              =========   =========   =========
Capital assets, goodwill and employee and consultants
  base......................................................  1,119,736   7,930,136   9,049,872
                                                              =========   =========   =========

17. FINANCIAL INSTRUMENTS

     Financial instruments comprising cash, accounts receivable, bank indebtedness, accounts payable, accrued liabilities, due to stockholders, capital lease obligations payable and notes payable approximate their fair value. It is management's opinion that the Company is not exposed to significant currency or credit risks arising from these financial instruments.

     The Company's sales have been primarily derived from customers in Calgary, Alberta, Canada. In addition, approximately 22% of revenues for the year ended December 31, 1998 were derived from one customer.

     The estimated fair value as at December 31, 1998 of the 10% convertible debentures is $2,150,000. This is based on the estimated present value of the principle and interest under the debenture plus the estimated fair value of the conversion option (exclusive of the intrinsic value of the conversion option and the detachable warrants at the issue date of the debenture). The carrying amount of the 10% convertible debentures is $2,375,530.

     The Company is subject to interest rate risk to the extent of the fixed 10% simple interest rate being charged on the convertible debentures. The effective annual interest rate realized by the Company, exclusive of the amounts booked relating to the conversion feature of the 10% convertible debentures and the warrants was 9.4%.

18. RECENT PRONOUNCEMENTS

     In June, 1998, the FASB issued SFAS No. 133, "Accounting for Derivatives and Hedging Activities". The Company does not acquire derivatives or engage in hedging activities.

19. CONTINGENCIES

     A statement of claim has been filed against the Company in the amount of approximately $326,000 ($500,000 Canadian) plus costs. The statement of claim alleges that the Company made certain misrepresentations and interfered with contractual relations in respect of a sale transaction between two third parties involving the Company's common shares. The Company has entered into an indemnity agreement with a former principal whereby such former principal directs the action on behalf of the Company, bears the costs of legal counsel and agrees to indemnify the Company for any losses arising. Management believes the claim is without merit; consequently, no liability in respect of the claim has been recorded in the financial statements.

     A statement of claim has been filed against the Company's subsidiary, FutureLink Alberta in the amount of $185,571 ($285,000 Canadian) plus costs seeking damages and loss of rent related to a purported lease agreement with respect to a building in Calgary, Alberta, Canada. The Company is counter claiming an amount of approximately $254,000 ($390,000 Canadian) against the claimant. It is impossible at this time for the Company to predict with any certainty the outcome of such litigation. Management believes the claim is without merit and will defend the Company's position vigorously. However, should the matter proceed to trial,

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

costs may be in excess of $65,000 ($100,000 Canadian). These financial statements contain no provision for loss related to the claims.

     A statement of claim was filed against the Company's subsidiary, FL/SysGold by TAP Consulting Ltd. in the amount of $97,828 ($150,000 Canadian). The claim seeks damages and loss of compensation relating to services provided to the Company. It is management's position that the claim is without merit. An indemnity agreement has been obtained from the previous stockholders of FL/SysGold.

20. SUBSEQUENT EVENTS

     Subsequent to December 31, 1998, the Company issued $2,280,000 10% convertible debentures, due August 20, 2001, under the 10% convertible debenture agreement. In addition, $1,500,000 of the 10% convertible debentures, together with accrued interest, were converted into 5,985,269 common shares of the Company. These shares, representing a portion of the unpaid issued shares held in trust at December 31, 1998, were re-issued as fully paid shares in relation to this conversion.

     Subsequent to December 31, 1998, the Company repaid the $381,033 promissory notes plus accrued interest of $6,762 existing at December 31, 1998 in relation to the acquisition of FL/SysGold.

     On February 16, 1999 an additional share certificate for 8,000,000 common shares was issued in trust as coverage in relation to the 10% convertible debenture.

     On February 22, 1999 the Company issued $301,241 10% convertible debentures, due on June 30, 1999 in exchange for stockholders advances of $289,264 ($440,000 Canadian) including interest existing at December 31, 1998. The holders have the right to convert the debentures in increments of at least $10,000, at a price per share equal to $0.40. The Company may prepay any and all of the outstanding principal amounts at any time, upon thirty days' notice, subject to the holders' right to convert into common shares. At the holders' election, interest can be settled in common stock of the Company based on market prices. Upon entering into the convertible debenture agreement, the Company issued 753,104 common share purchase warrants to the holders of the debentures. Each warrant gives the holders the right to purchase one common share of the Company for $0.40 per share on or before February 22, 2000, for $0.60 per share between February 23, 2000 and February 22, 2001 and $0.80 per share between February 23, 2001 and February 22, 2002.

     On February 26, 1999, FutureLink Alberta became a wholly owned subsidiary when the Company completed its purchase of the remaining 117,500 shares (3.6%) of FutureLink Alberta that it did not already own, in exchange for 117,500 common shares of the Company at an ascribed value of $42,300. These shares were issued pursuant to an exemption from registration under Regulation S of the Securities Act of 1933.

     On February 26, 1999 the Company issued a letter of intent in which to amend the terms of the 10% convertible debentures such that the total financing available would increase from $5,000,000 to $6,000,000. In addition, under the new terms a share certificate is to be issued in trust for unpaid shares of common stock representing 125% of the common stock underlying the $1,000,000 10% convertible debenture. In addition, the Company is to issue an additional $250,000 of warrants at a price to be determined based on a formula to be agreed upon.

     On March 2, 1999, the Company issued an aggregate of $500,000 8% convertible debentures, due February 28, 2002. The holders have the right to convert the debentures at a price per share equal to 80% of the closing prices for the three days prior to either the initial funding date or the date of conversion, whichever is less. The Company may prepay any and all of the outstanding principal amounts at any time, upon thirty days notice, subject to the holders' right to convert into common shares. At the holders' election, interest can be settled in common stock of the Company based on market prices.

     Upon entering into the March 2, 1999 convertible debenture agreement, the Company issued warrants to purchase 132,767 of common stock of the Company to the holder of the debentures. Common stock can be

                         FUTURELINK DISTRIBUTION CORP.

                           DECEMBER 31, 1998 AND 1997

purchased at a price per share equal to the average closing price of the common stock for the three trading days prior to the initial funding date. The warrants expire on February 28, 2001.

     On March 2, 1999, a share certificate for 2,621,659 unpaid shares of common stock was issued in escrow for the common stock underlying the $500,000 8% convertible debentures and warrants issued on that date.

                         FUTURELINK DISTRIBUTION CORP.

                          CONSOLIDATED BALANCE SHEETS
                     (SEE BASIS OF PRESENTATION -- NOTE 1)
                         (ALL AMOUNTS STATED IN $U.S.)


                                                                  JUNE 30
                                                         -------------------------   DECEMBER 31
                                                            1999          1998          1998
                                                             $              $             $
                                                         ----------    -----------   -----------
                                                                       (UNAUDITED)
ASSETS
CURRENT
Cash...................................................     257,551            --         6,651
Accounts receivable, net of $195,338 allowance for
  doubtful account.....................................   2,068,305            --     1,458,314
Due from related parties, net of $29,350 allowance for
  doubtful accounts....................................      48,626            --        73,781
Prepaid expenses and other [Note 5]....................   1,701,676            --       116,220
Inventory and work in progress.........................     126,907            --        22,205
                                                         ----------     ---------    ----------
                                                          4,203,065            --     1,677,171
                                                         ==========     =========    ==========
CAPITAL ASSETS, NET OF $572,372 ACCUMULATED
  DEPRECIATION.........................................   2,297,782            --     1,122,923
INVESTMENTS [NOTE 2]...................................   1,220,189     1,269,259            --
GOODWILL, NET OF $712,581 ACCUMULATED AMORTIZATION.....   4,627,690            --     5,027,939
EMPLOYEE AND CONSULTANTS BASE, NET OF $915,556
  ACCUMULATED AMORTIZATION.............................   2,284,444            --     2,817,778
                                                         ----------     ---------    ----------
                                                         10,430,105     1,269,259     8,968,640
                                                         ----------     ---------    ----------
                                                         14,633,170     1,269,259    10,645,811
                                                         ==========     =========    ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT
Bank indebtedness [note 4].............................     638,945            --       819,217
Accounts payable.......................................     937,108        24,981     2,190,098
Accrued Liabilities....................................     678,725            --       663,201
Deferred Revenues......................................      50,000            --            --
Notes payable..........................................     151,756            --       387,795
Convertible debentures [note 3]........................      88,161            --            --
Due to related party...................................          --            --       363,887
Interest payable.......................................     112,515            --            --
                                                         ----------     ---------    ----------
                                                          2,657,210        24,981     4,424,198
                                                         ==========     =========    ==========
CAPITAL LEASE OBLIGATIONS PAYABLE......................      35,018            --        30,262
CONVERTIBLE DEBENTURES [NOTE 3]........................   7,555,930            --     2,153,457
DUE TO STOCKHOLDER.....................................          --       504,802            --
DEFERRED TAXES.........................................     973,660            --     1,211,634
                                                         ----------     ---------    ----------
                                                         11,221,818       529,783     7,819,551
                                                         ==========     =========    ==========

                         FUTURELINK DISTRIBUTION CORP.

                          CONSOLIDATED BALANCE SHEETS
                     (SEE BASIS OF PRESENTATION -- NOTE 1)
                         (ALL AMOUNTS STATED IN $U.S.)


                                                              JUNE 30
                                                     --------------------------    DECEMBER 31
                                                        1999           1998           1998
                                                          $              $              $
                                                     -----------    -----------    -----------
                                                                    (UNAUDITED)
MINORITY INTEREST..................................           --            --         (11,141)
STOCKHOLDERS' EQUITY
  Authorized
  5,000,000 preferred shares without par value
     100,000,000 common shares with par value of
     $0.0001
  Issued and paid-up...............................        3,102         1,200           2,018
  6,207,784 and 2,399,863 common shares issued and
     outstanding at June 30, 1999 and June 30,
     1998, respectively
  To be issued.....................................        1,800            --          50,000
  Exchangeable shares..............................           --            --       2,550,000
Capital in excess of par value.....................   10,662,863     2,670,831       6,437,640
Contributed surplus................................   14,636,300            --       1,224,668
Cumulative translation adjustment..................     (210,250)           --         (96,468)
Deficit............................................  (21,682,463)   (1,932,555)     (7,330,457)
                                                     -----------    ----------     -----------
TOTAL STOCKHOLDERS' EQUITY.........................    3,411,352       739,476       2,837,401
                                                     -----------    ----------     -----------
                                                      14,633,170     1,269,259      10,645,811
                                                     ===========    ==========     ===========


                            On behalf of the Board:

            /s/ Robert Kubbernus                           /s/ F. Bryson Farrill
             Robert J. Kubbernus                             F. Bryson Farrill
                  Director                                       Director

                             See accompanying notes

                         FUTURELINK DISTRIBUTION CORP.

                CONSOLIDATED STATEMENTS OF LOSS AND DEFICIT AND
                               COMPREHENSIVE LOSS
                         (ALL AMOUNTS STATED IN $U.S.)

                                                3 MONTH PERIOD ENDED         6 MONTH PERIOD ENDED
                                                      JUNE 30                      JUNE 30
                                             --------------------------   --------------------------
                                                 1999          1998           1999          1998
                                                  $              $             $              $
                                             ------------   -----------   ------------   -----------
                                                    (UNAUDITED)                  (UNAUDITED)
REVENUE
Consulting services........................     1,148,682            --      2,345,530            --
Hardware and software sales................       501,189            --        883,890            --
Other......................................        61,577            --        225,653            --
                                             ------------   -----------   ------------   -----------
                                                1,711,448            --      3,455,073            --
                                             ============   ===========   ============   ===========
EXPENSES
Hardware and software purchases............       469,600            --        822,130            --
Contracts, payroll and benefits............     1,738,920            --      3,223,962            --
Accounting and legal.......................        97,382        10,000        146,846        40,158
Consulting expenses........................       425,416            --        891,238            --
General and administrative.................     1,060,819         5,351      1,830,891        30,918
Other......................................         9,500            --          9,500            --
Interest expense...........................     6,408,353            --      7,406,143            --
Amortization of deferred financing fees and
  debt discount [note 3]...................     1,437,668            --      1,466,517            --
Bad debt expense/(recovery)................       (91,023)           --         92,504            --
Depreciation...............................       218,416            --        350,250            --
Amortization of intangible assets..........       460,515            --        960,520            --
                                             ------------   -----------   ------------   -----------
                                               12,235,566        15,351     17,200,501        71,076
                                             ============   ===========   ============   ===========
Loss from operations.......................   (10,524,118)      (15,351)   (13,745,428)      (71,076)
                                             ------------   -----------   ------------   -----------
Extinguishment of debt [note 3a]...........      (844,552)           --       (844,552)           --
Equity in loss of affiliate [note 2b]......            --      (270,089)            --      (411,316)
                                             ------------   -----------   ------------   -----------
                                                 (844,552)     (270,089)      (844,552)     (411,316)
                                             ============   ===========   ============   ===========
LOSS BEFORE INCOME TAXES...................   (11,368,670)     (285,440)   (14,589,980)
Deferred tax benefit.......................       118,987            --        237,974            --
                                             ------------   -----------   ------------   -----------
NET LOSS FOR THE PERIOD....................   (11,249,683)     (285,440)   (14,352,006)      482,392
OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment....       (72,063)           --       (113,782)           --
                                             ------------   -----------   ------------   -----------
COMPREHENSIVE LOSS.........................   (11,321,746)     (285,440)   (14,465,787)      482,392
                                             ============   ===========   ============   ===========
DEFICIT, BEGINNING OF PERIOD...............   (10,432,780)   (1,647,115)    (7,330,457)   (1,450,163)
DEFICIT, END OF PERIOD.....................   (21,682,463)   (1,932,555)   (21,682,463)   (1,932,555)
                                             ============   ===========   ============   ===========
LOSS PER COMMON SHARE......................  $      (1.82)  $     (0.12)  $      (2.39)  $     (0.20)
                                             ============   ===========   ============   ===========
WEIGHTED AVERAGE NUMBER OF SHARES
  OUTSTANDING..............................     6,175,671     2,395,709      5,995,831     2,392,824
                                             ============   ===========   ============   ===========

The above statement gives retroactive effect to share consolidations of 5 to 1 on June 1, 1999.

                             See accompanying notes

                         FUTURELINK DISTRIBUTION CORP.

                           CONSOLIDATED STATEMENTS OF
                        CHANGES IN STOCKHOLDERS' EQUITY
                         (ALL AMOUNTS STATED IN $U.S.)
                                  (UNAUDITED)

                                                                          CAPITAL IN
                                               COMMON STOCK      TO BE    EXCESS OF    CONTRIBUTED
                                             -----------------   ISSUED      PAR         SURPLUS
                                              SHARES       $       $          $             $
                                             ---------   -----   ------   ----------   -----------
BALANCE, DECEMBER 31, 1997.................  2,040,700   1,020       --   1,425,211            --
  Issuance of shares on acquisition of 46%
     of FutureLink Alberta.................    308,000     154       --     338,646            --
  Forgiveness of stockholder debt..........         --      --       --      60,200            --
  Issuance of share capital for cash.......     51,163      26       --     846,774            --
                                             ---------   -----   ------   ---------     ---------
BALANCE, JUNE 30, 1998.....................  2,399,863   1,200       --   2,670,831            --
  Forgiveness of stockholder debt..........         --      --       --      10,125            --
  Issuance of share capital to employees,
     officers and directors of the
     company...............................    700,000     350       --   2,117,150            --
  Warrants issued with issuance of
     convertible debentures................         --      --       --          --       562,500
  Equity component of convertible
     debentures [note 3a]..................         --      --       --          --       777,143
  Equity component of financing fees.......         --      --       --          --       (75,600)
  Equity component of financing fees.......         --      --       --          --       (39,375)
  Shares issued upon conversion of
     convertible debt......................    374,955     188       --     506,553            --
  Shares issued on conversion of loan......    225,448     113       --     732,538            --
  Issuance of shares on acquisition of
     50.4% of FutureLink Alberta...........    334,755     167       --     663,960            --
  Share issue costs........................         --      --       --    (218,992)           --
  Financing fees associated with converted
     debentures............................                 --       --     (44,525)           --
                                             =========
TOTAL OUTSTANDING SHARES...................  4,035,021
                                             =========
  Issuance of exchangeable shares on
     acquisition of FL/SysGold.............    850,000      --       --          --            --
  Shares to be issued for services.........     23,051      --   50,000          --            --
                                             ---------   -----   ------   ---------     ---------
BALANCE, DECEMBER 31, 1998.................  4,908,072   2,018   50,000   6,437,640     1,224,668
                                             =========   =====   ======   =========     =========

The above statement gives retroactive effect to share consolidations of 5 to 1 on June 1, 1999.

                             See accompanying notes

                         FUTURELINK DISTRIBUTION CORP.

                           CONSOLIDATED STATEMENTS OF
                        CHANGES IN STOCKHOLDERS' EQUITY
                         (ALL AMOUNTS STATED IN $U.S.)
                                  (UNAUDITED)

                                                                                            CAPITAL
                                                                                               IN
                                                                   COMMON                    EXCESS
                                                                    STOCK         TO BE        OF       CONTRIBUTED
                                                              -----------------   ISSUED      PAR         SURPLUS
                                                               SHARES       $       $          $             $
                                                              ---------   -----   ------   ----------   -----------
BALANCE, DECEMBER 31, 1998..................................  4,035,021   2,018      --     6,437,640    1,224,668
  Equity components of 10% convertible debentures [note
    3a].....................................................         --      --      --            --      911,990
  Warrants issued with issuance of convertible debentures...         --      --      --            --      129,500
  Equity component of financing fees........................         --      --      --            --      (91,194)
  Shares issued on conversion of convertible debt [note
    3a].....................................................  1,197,054     599      --     1,560,887           --
  Financing fees associated with converted debentures.......         --      --      --       (96,834)          --
  Discount associated with converted debentures.............         --      --      --       (26,747)          --
  Warrants issued with issuance of 10% convertible
    debentures [note 3b]....................................         --      --      --            --       20,000
  Equity component of 8% convertible debentures [note 3e]...         --      --      --            --      125,000
  Warrants issued with issuance of 8% convertible debentures
    [note 3e]...............................................         --      --      --            --       35,847
  Issuance of shares on 3.6% acquisition of FutureLink
    Alberta
    [note 2]................................................     23,500      12      --        42,288           --
  Issuance of common stock for services.....................     64,703      32      --       124,968           --
  Issuance of common stock relating to exchange of
    exchangeable shares on acquisition of FL/SysGold in
    1998....................................................    850,000     424      --     2,549,576           --
  Issuance of common stock for interest [note 3a]...........     36,706      18      --        76,347           --
  Warrants issued with issuance of convertible debentures
    under amended agreement [note 3a].......................         --      --      --            --    1,200,000
  Equity component of convertible debentures under amended
    agreement
    [note 3a]...............................................         --      --      --            --    1,015,000
  Warrants issued with issuance of senior subordinated
    convertible promissory notes [note 3c]..................         --      --      --            --    3,126,620
  Equity component of senior subordinated convertible
    promissory notes [note 3c]..............................         --      --      --            --    4,911,880
  Warrants issued as placement fee on issuance of senior
    subordinated convertible promissory note [note 3c]......         --      --      --            --    1,800,000
  Placement fee attributable to equity component of senior
    subordinated convertible promissory notes [note 5]......         --      --      --            --   (1,800,000)
  Warrants issued for advisory services [note 5]............         --      --      --            --    1,800,000
  Warrants issued for advisory services [note 5]............         --      --      --            --       40,320
  Warrants issued for advisory services [note 5]............         --      --      --            --      228,950
  Finance fees attributable to equity component of senior
    subordinated convertible promissory notes...............         --      --      --            --     (159,722)
  Equity component of 10% convertible debentures [note
    3d].....................................................         --      --      --            --       79,821
  Warrants issued with issuance of 10% convertible
    debentures [note 3d]....................................         --      --      --            --       41,800
  Financing fees associated with 10% convertible debentures
    [note 3d]...............................................         --      --      --            --       (4,180)
  Exercise of employee stock options........................        800      --   1,800            --           --
  Stock issue costs.........................................         --      --      --        (5,262)          --
                                                              ---------   -----   -----    ----------   ----------
BALANCE, JUNE 30, 1999......................................  6,207,784   3,102   1,800    10,662,863   14,636,300
                                                              =========   =====   =====    ==========   ==========

The above statement gives retroactive effect to share consolidations 5 to 1 on June 1, 1999.

                             See accompanying notes

                         FUTURELINK DISTRIBUTION CORP.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (ALL AMOUNTS STATED IN $U.S.)
                                  (UNAUDITED)

                                                                   6 MONTH PERIOD
                                                                        ENDED
                                                                       JUNE 30
                                                              -------------------------
                                                                 1999           1998
                                                                   $             $
                                                              -----------    ----------
                                                                     (UNAUDITED)
CASH FLOWS USED IN OPERATING ACTIVITIES
Net loss for the period.....................................  (14,352,006)     (482,392)
Adjustments to reconcile net loss to net cash provided by
  operating activities
  Equity in loss of affiliate [note 2b].....................           --       411,316
  Non cash interest expense.................................    7,235,169            --
  Non cash consulting expense...............................      125,000            --
  Depreciation..............................................      350,250            --
  Amortization of deferred financing fees and debt
    discount................................................    1,466,517            --
  Amortization of intangible assets.........................      960,520            --
  Bad debt expense..........................................       92,504            --
  Extinguishment of debt....................................      432,952            --
  Other.....................................................      (50,000)           --
  Deferred tax recovery.....................................     (237,974)           --
                                                              -----------    ----------
                                                               (3,977,068)      (71,076)
Changes in non-cash working capital.........................   (1,264,698)        1,049
Effect of foreign currency on operating activities..........      (67,424)           --
                                                              -----------    ----------
                                                               (5,309,190)      (70,027)
                                                              -----------    ----------
CASH FLOWS USED IN INVESTING ACTIVITIES
Capital assets purchased....................................   (1,543,777)           --
Cash advances to equity investee............................           --    (1,341,775)
Investment [note 2a]........................................   (1,220,189)           --
Other investments...........................................      (40,016)           --
Changes in non-cash working capital.........................     (289,451)           --
Other.......................................................     (125,193)           --
                                                              -----------    ----------
                                                               (3,218,626)   (1,341,775)
                                                              -----------    ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Cash received under demand credit facility..................     (180,272)           --
Issuance of common stock....................................           --       846,800
Share issue costs...........................................       (5,262)           --
Shares to be issued.........................................        1,800
Repayment of capital lease obligations......................      (17,704)           --
Forgiveness of stockholder debt.............................           --        60,200
Issuance of 8% convertible debentures net of issue costs
  [note 3a].................................................    2,925,000            --
Repayment of 8% convertible debentures [note 3a]............   (1,470,000)           --
Repayment of 10% convertible debentures [note 3b]...........     (218,725)           --
Issuance of 8% senior subordinated convertible debentures
  net of issue costs [note 3c]..............................    7,258,327            --
Issuance of 10% convertible debentures net of issue costs
  [note 3d].................................................      247,500            --
Issuance of 8% convertible debentures net of issue costs
  [note 3e].................................................      490,000            --
Issuance of note payable net of issue costs.................      125,000            --
Issuance of promissory note.................................      150,000            --
Repayment of promissory note................................     (150,000)           --
Repayment of note payable...................................     (381,033)           --
Other financing fees........................................      (89,000)           --
Advances from stockholders..................................           --       504,802
Changes in non-cash working capital.........................       93,085            --
                                                              -----------    ----------
                                                                8,778,716     1,411,802
                                                              -----------    ----------
INCREASE IN CASH............................................      250,900            --
Cash, beginning of period...................................        6,651            --
                                                              -----------    ----------
CASH, END OF PERIOD.........................................      257,551            --
                                                              ===========    ==========

                             See accompanying notes

                         FUTURELINK DISTRIBUTION CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       JUNE 30, 1999 AND 1998 (UNAUDITED)

1.   BASIS OF PRESENTATION


     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, the Company has an accumulated deficit amounting to $21,682,463 as at June 30, 1999, and total net operating cash outflows of $3,977,068 for the six month period ended June 30, 1999. Although it has a positive working capital balance of $1,545,855, the Company's continuation as a going concern is in substantial doubt and dependent on its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, and ultimately to attain successful operations. However, no assurance can be given at this time as to whether the Company will achieve any of these conditions. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern for a reasonable period of time.


     During the period from June 30, 1999 to August 16, 1999, management has raised $15,000,000 of capital in the form of convertible debt which will primarily be used to finance operations. These funds have further improved the Company's working capital position of $1,545,855 as at June 30, 1999.

     The accompanying financial statements reflect all adjustments which are, in the opinion of management, necessary to reflect a fair presentation for the periods being presented.

2.   INVESTMENTS

A) PROPOSED ACQUISITION OF EXECUTIVE LAN MANAGEMENT, INC.

     On June 2, 1999, the Company signed an Agreement and Plan of Reorganization and Merger with Executive LAN Management, Inc., operating as Micro Visions ("Micro Visions"). The agreement provides for a merger of the Company with Micro Visions such that all of Micro Visions' outstanding stock shall be sold to the Company in exchange for $12,000,000 cash and 6,000,000 common shares, as well as contingent consideration of 2,400,000 common shares subject to the achievement of certain targets. The merger is to take place as soon as practicable after the satisfaction or waiver of the conditions set forth in the Agreement and is anticipated to be completed by October 1, 1999.

     The additional share consideration is based upon the achievement of the following performance criteria as described in the agreement for the period from January 1, 1999 to December 31, 1999:

i) 1,200,000 common shares to be issued if Micro Visions achieves sales in excess of $18,000,000;

ii) 720,000 common shares to be issued if Micro Visions enlists 100 new customers; and

iii) 480,000 common shares to be issued if Micro Visions installs and integrates at least 200 new servers.

     Upon signing the agreement, a deposit of $1,000,000 was paid by the Company for the purchase of Micro Visions. As per the agreement, a further $500,000 deposit was paid July 31, 1999, and an additional $500,000 is due August 31, 1999.

     The Company has incurred costs relating to this proposed acquisition of $220,189 to June 30, 1999.

                         FUTURELINK DISTRIBUTION CORP.

     The acquisition, upon completion will be accounted for by the purchase method. The purchase price will be allocated to the net assets acquired based on their estimated fair values. As at June 30, 1999, the purchase allocation would be as follows:

                                                                  $
                                                              ----------
NET ASSETS ACQUIRED
Working capital.............................................     904,826
Capital and other assets....................................     708,512
Goodwill....................................................  44,085,005
                                                              ----------
NET ASSETS ACQUIRED.........................................  45,698,343
                                                              ==========
CONSIDERATION:
Cash........................................................  12,000,000
Common shares of FutureLink.................................  33,375,000
Acquisition costs...........................................     323,343
                                                              ----------
                                                              45,698,343
                                                              ==========

     Additional consideration payable to the former shareholders of Micro Visions has not been reflected in the purchase allocation or the proforma results of operations as the outcome of the contingency cannot be reasonably determined at this time. The additional share consideration, will be recorded as additional purchase price consideration (goodwill) if and when it becomes payable.

     The following proforma results of operations give effect to the acquisition of Micro Visions as if the transaction had occurred January 1, 1999 and 1998, respectively, and includes the amortization of goodwill calculated on a straight line basis over a period of 5 years.

                                                                        JUNE 30
                                                               --------------------------
                                                                   1999          1998
                                                               ------------   -----------
Revenue.....................................................     12,776,661     5,461,238
Expenses
Contracts, payroll and benefits.............................      6,300,981     1,753,780
General, administration, and other..........................      4,147,463       810,637
Hardware and software purchases.............................      5,527,345     2,606,371
Interest expense............................................      7,413,483            --
Depreciation................................................        391,068         3,342
Goodwill and other amortization.............................      6,835,538     4,413,905
                                                               ------------   -----------
                                                                 30,615,878     9,588,035
                                                               ============   ===========
Loss from operations........................................    (17,839,217)   (4,126,797)
Extinguishment of debt......................................       (844,552)           --
Equity in loss of affiliate.................................             --      (411,316)
Net profit/(loss) before tax................................    (18,683,769)   (4,538,113)
Deferred tax benefit/(expense)..............................        133,707      (143,274)
                                                               ------------   -----------
Net profit/(loss) after tax.................................    (18,550,062)   (4,681,387)
                                                               ============   ===========
Loss per common share.......................................   $      (1.55)  $     (0.56)
                                                               ============   ===========

                         FUTURELINK DISTRIBUTION CORP.

B)  FUTURELINK DISTRIBUTION CORP. (ALBERTA)

     On February 26, 1999, FutureLink Alberta became a wholly owned subsidiary when the Company purchased the remaining 23,500 shares (3.6%) of FutureLink Alberta in exchange for 23,500 common shares of the Company at an ascribed value of $42,300. Net assets acquired are as follows:

                                                                 $
                                                              -------
NET ASSETS ACQUIRED
Non cash working capital deficiency.........................  (49,208)
Capital assets..............................................   66,657
Goodwill....................................................   26,937
Other obligations...........................................   (2,086)
                                                              -------
NET ASSETS ACQUIRED.........................................   42,300
                                                              =======

     As at June 30, 1998, the Company held a 46% interest in FutureLink Alberta which had been accounted for on an equity basis since the period of ownership commencing January 20, 1998. The Company acquired the interest in FutureLink Alberta by issuing 308,000 common shares in exchange for 308,000 common share of FutureLink Alberta. The value ascribed to the investment was $338,800 and was based on an independent valuation report. The Company's investment in FutureLink Alberta at June 30, 1998 was as follows:

                                                                  $
                                                              ---------
308,000 common shares.......................................    338,800
Advances to equity investee.................................  1,341,775
Equity loss in investee.....................................   (411,316)
                                                              ---------
                                                              1,269,259
                                                              =========

     The advances to FutureLink Alberta were non-interest bearing and had no repayment terms.

3.   CONVERTIBLE DEBENTURES

                                                               JUNE 30,    DECEMBER 31,
                                                                 1999          1998
                                                                   $            $
                                                               ---------   ------------
CURRENT
Stockholder 10% convertible debentures (b)..................      88,161           --
                                                               ---------    ---------
                                                                  88,161           --
                                                               =========    =========
LONG TERM
10% TK convertible debentures (a)...........................   1,477,084    2,153,457
8% Senior subordinated convertible promissory notes (c).....   5,386,406           --
10% convertible debentures (d)..............................     220,439           --
8% convertible debentures (e)...............................     472,001           --
                                                               ---------    ---------
                                                               7,555,930    2,153,457
                                                               =========    =========

                         FUTURELINK DISTRIBUTION CORP.

A) 10% TK CONVERTIBLE DEBENTURES

                                                                JUNE 30,    DECEMBER 31,
                                                                  1999          1998
                                                                   $             $
                                                               ----------   ------------
Principal...................................................    2,500,000    2,220,000
Discount on debt............................................   (1,108,109)          --
Deferred financing fee......................................           --     (222,073)
Accrued interest............................................       85,103      155,530
                                                               ----------    ---------
NET BALANCE AT JUNE 30, 1999................................    1,477,084    2,153,457
                                                               ==========    =========

     During 1998 the Company entered into a 10% convertible debenture agreement with Thomson Kernaghan & Co. Ltd. as agent, to provide up to $5,000,000 of financing. In February, 1999 the company amended the terms of the 10% TK convertible debentures which increased the total financing from $5,000,000 to $6,000,0000.

     Of the total principal amount of the debentures of $6,000,000, a total of $1,689,133 has been attributed to the intrinsic value of the conversion option at the issue date and included with contributed surplus. Of this amount, $911,990 relates to debentures received during the six months to June 30, 1999. The amount attributed to the conversion option has been included in interest on long term debt as the conversion option was exercisable upon issuance.


     During the first quarter of 1999, $1,500,000 of the convertible debentures, together with $61,486 of accrued interest, were converted into 1,197,054 Common Shares.


     On April 26, 1999, the Company amended the terms of the 10% TK convertible debenture agreement. The amendment supersedes all prior amendments. Previously the debenture holders had the right to convert the debentures at a price equal to the lower of $3.75 per share and 78% of the average closing bid price of the Company's common stock for the three trading days immediately preceding the conversion. Under the terms of the amendment, the debenture conversion price was fixed at $1.00 per common share. In addition, the common share purchase warrants of 208,334 and 129,534 issued under prior agreements were repriced such that their exercise price became $1.25 per common share. The Company also issued an additional 862,132 share purchase warrants at an exercise price of $1.25 per common share such that a total of 1,200,000 share purchase warrants are outstanding relating to this convertible debenture agreement. In addition, the Company paid $1,881,600 as consideration for the cancellation of $1,470,000 of the principal balance such that $2,500,000 of the convertible debentures remain outstanding.

     An amount of $844,552 has been recorded as a loss on the extinguishment of debt and includes $259,318 unamortized finance fees and $173,634 unamortized debt discount associated with the prior debt, as well as $411,600 relating to the cost of settling $1,470,000 of debt. In addition, an amount of $1,015,000 attributable to the intrinsic value of the conversion feature of the amended debt has been included as interest expense with a corresponding credit to contributed surplus as the conversion option was exercisable upon issuance.

     An amount of $1,200,000 has been included in contributed surplus as the estimated value attributed to the 1,200,000 warrants as they were exercisable upon issuance. The amount is being amortized over the remaining life of the debentures of which $91,981 has been amortized to June 30, 1999. The warrants expire August 20, 2001.


     The Company may prepay any or all of the outstanding principal amounts at any time, upon thirty days' notice, subject to the holders' right to convert into common shares. At the debenture holders' election, interest can be settled in common stock of the Company based on market prices. During the period, the Company issued 36,706 shares as payment for $76,365 of accrued interest.

                         FUTURELINK DISTRIBUTION CORP.

B)  STOCKHOLDER 10% CONVERTIBLE DEBENTURES

                                                                $
                                                              ------
Principal...................................................  82,517
Accrued interest............................................   5,644
                                                              ------
NET BALANCE AT JUNE 30, 1999................................  88,161
                                                              ======

     During the first quarter of 1999 the Company issued $301,241 10% convertible debentures, due on June 30, 1999 in exchange for stockholders advances of $289,264 ($440,000 Canadian) including interest existing at December 31, 1998.

     The holders have the right to convert the debentures in increments of at least $10,000, at a price per share equal to $2.00. The Company may prepay any and all of the outstanding principal amounts at any time, upon thirty days' notice, subject to the holders' right to convert into common shares. At the holders' election, interest can be settled in common stock of the Company based on market prices.

     Upon entering into the convertible debenture agreement, the Company issued 150,621 common share purchase warrants to the holders of the debentures. Each warrant gives the holder the right to purchase one common share of the Company for $2.00 per share on or before February 22, 2000, for $3.00 per share between February 23, 2000 and February 22, 2001 and $4.00 per share between February 23, 2001 and February 22, 2002. An amount of $20,000 has been included in contributed surplus as the estimated value attributed to the 150,621 warrants.

     During the second quarter of 1999, the Company repaid $218,725 of the principal amount. In addition, $3,867 of accrued interest was forgiven by a note holder.

C) 8% SENIOR SUBORDINATED CONVERTIBLE PROMISSORY NOTES

                                                                   $
                                                               ----------
Principal..................................................     8,038,500
Discount on debt...........................................    (2,130,565)
Deferred financing fee.....................................      (521,529)
                                                               ----------
NET BALANCE AT JUNE 30, 1999...............................     5,386,406
                                                               ==========

     On May 7, 1999, the Company completed $8,038,500 financing of 8% senior subordinated convertible promissory notes. The notes are due April 30, 2000, however maturity may be extended by up to one year at the option of the placement agent. Interest is payable quarterly from April 30, 1999. The notes are convertible at the option of the note holders at a conversion price of $1.00 per share (except those issued to management and directors, see below). The notes will automatically convert in the event the Company raises gross proceeds from a subsequent offering of at least $10,000,000, at a valuation in excess of the greater of (i) double the average closing bid price of the Company's common stock for the 10 trading days immediately preceding the initial closing date; or
(ii) $1.00 per common share. Such conversion is conditioned upon the common stock underlying the notes being registered at the time of conversion.

     Of the total $8,038,500 notes issued, management and directors of the Company purchased $433,000. The notes are convertible at a conversion price of $1.50 per share, subject to a 12 month lock up provision.

     An amount of $4,911,880 has been attributed to the intrinsic value of the conversion option and has been included in contributed surplus.

     An amount of $3,195,848 has been included as a discount on debt and is being amortized over the estimated life of the debt of six months.

                         FUTURELINK DISTRIBUTION CORP.

     Upon entering into the agreement, the Company issued warrants to purchase 3,802,750 of common stock to the external holders of the debentures and 216,500 of common stock to directors and management of the Company. Common stock can be purchased at $1.25 per share by external holders and at $1.50 per share by directors and management. The warrants expire on April 29, 2006 but may be redeemed at the option of the Company on 30 days' notice at a redemption price of $1.25 per warrant provided either (i) a registration statement is declared effective by the Securities and Exchange Commission; (ii) or the average closing bid price of the Company's common stock for 15 consecutive trading days exceeds $7.50. An amount of $3,126,620 has been included in contributed surplus as the estimated value of the warrants.

     In addition, 2,000,000 warrants at an exercise price of $1.25 per common share were provided to the agent as a placement fee. An amount of $1,800,000 has been attributed to the value of the warrants and has been recorded to contributed surplus. The placement fee is attributable to the equity portion of the debt and therefore this issue cost has also been recorded as a charge against contributed surplus. The warrants are exercisable at $1.25 per share and expire on April 29, 2006.

D) 10% CONVERTIBLE DEBENTURES

                                                                   $
                                                                -------
Principal...................................................    278,160
Discount on debt............................................    (39,727)
Deferred financing fee......................................    (22,164)
Accrued interest............................................      4,170
                                                                -------
NET BALANCE AT JUNE 30, 1999................................    220,439
                                                                =======

     During the first quarter of 1999, the Company issued a $275,000 promissory note. Effective May 7, 1999, the Company entered into an agreement which converted the promissory note and $3,160 accrued interest into a 10% convertible debenture. The holder of the convertible debenture has the right to convert the debenture at $1.15 per common share. The Company may prepay upon 30 days advance notice. The note matures on April 20, 2002. At the noteholders' option, interest can be paid in stock at $1.15 per share. Interest is otherwise due at maturity.

     An amount of $79,821 has been attributed to the intrinsic value of the conversion options and has been included in contributed surplus.

     Upon entering into the 10% convertible debenture agreement, the Company issued warrants to purchase 44,505 of common stock of the Company to the holder of the debenture. Common stock can be purchased at $1.25 per share. The warrants expire April 30, 2001. An amount of $41,800 has been included in contributed surplus as the estimated value of the warrants.

     The Company also paid a 10% financing fee on the original $275,000. The value of the fees associated with the equity component of the 10% convertible debentures in the amount of $4,180 has been charged to contributed surplus. The remaining amount is being amortized over the life of the debentures.

E)  8% CONVERTIBLE DEBENTURES

                                                                   $
                                                                -------
Principal...................................................    500,000
Discount on debt............................................    (32,003)
Deferred financing fee......................................     (8,928)
Accrued interest............................................     12,932
                                                                -------
NET BALANCE AT JUNE 30, 1999................................    472,001
                                                                =======

                         FUTURELINK DISTRIBUTION CORP.

     During the first quarter of 1999, the Company issued an aggregate of $500,000 8% convertible debentures, due February 28, 2002. The holders have the right to convert the debentures at a price per share equal to the lower of $0.38 per share or 80% of the closing prices for the three days prior to the date of conversion. The Company may prepay any and all of the outstanding principal amounts at any time, upon thirty days notice, subject to the holders' right to convert into common shares. At the holders' election, interest can be settled in common stock of the Company based on market prices.

     An amount of $125,000 has been attributed to the intrinsic value of the conversion option and has been included in contributed surplus.

     Upon entering into the 8% convertible debenture agreement, the Company issued warrants to purchase 26,553 of common stock of the Company to the holder of the debentures. Common stock can be purchased at $1.50 per share. The warrants expire on February 28, 2001. An amount of $35,847 has been included in contributed surplus as the estimated value of the warrants. The Company paid a finance fee of $10,000 which is being amortized over the life of the convertible debentures.

4.   BANK INDEBTEDNESS

     A subsidiary of the Company has a demand credit facility with a Canadian chartered bank for $1,000,000 Canadian for which the Company has provided a guarantee and postponement of claim. The facility provides for a first floating charge over all assets of the subsidiary as well as an assignment of the shares of the subsidiary. Interest on the facility is based on a range of the bank's prime rate plus 1% to the bank's prime rate plus 3% depending on the subsidiary's debt to equity ratio.

5.   COMMITMENTS

     On May 1, 1999 the Company entered into an agreement in which the Company retained an advisor for a period of one year. Compensation for the services received under the agreement include payment of $5,000 per month and issuance of 2,000,000 warrants. An amount of $1,800,000 has been included in contributed surplus as the estimated value of the warrants. The issuance of the warrants has been recorded as a prepaid expense and is being amortized over the life of the agreement.

     On April 1, 1999 the Company issued 45,600 warrants relating to an agreement which provides for advisory services to the Company for a period of one year commencing December 1, 1998. An amount of $40,320 has been included in contributed surplus as the estimated value of the warrants. The warrants are exercisable at $2.35 per common share and expire on December 31, 2001. In addition, 95,000 warrants were issued to the advisor as compensation for services rendered relating to certain financing transactions. An amount of $228,950 has been included in contributed surplus as the estimated value of the warrants. Of this amount, $159,722 has been charged to contributed surplus as the amount attributable to the equity component of the related financing. The balance has been recorded as a deferred financing fee against the related debt. These warrants are exercisable at $4 per common share and expire on April 29, 2002.

6.   CONTINGENCIES

     A statement of claim has been filed against the Company in the amount of approximately $326,000 ($500,000 Canadian) plus costs. The statement of claim alleges that the Company made certain misrepresentations and interfered with contractual relations in respect of a sale transaction between two third parties involving the Company's common shares. The Company has entered into an indemnity agreement with a former principal whereby such former principal directs the action on behalf of the Company, bears the costs of legal counsel and agrees to indemnify the Company for any losses arising. Management believes the claim is without merit; consequently, no liability in respect of the claim has been recorded in the financial statements.

                         FUTURELINK DISTRIBUTION CORP.

     A statement of claim has been filed against the Company's subsidiary, FutureLink Alberta in the amount of $185,571 ($285,000 Canadian) plus costs seeking damages and loss of rent related to a purported lease agreement with respect to a building in Calgary, Alberta, Canada. The Company is counter claiming an amount of approximately $254,000 ($390,000 Canadian) against the claimant. The plaintiff has now leased the premises in question to a third party, thereby mitigating its alleged losses. However, it is impossible at this time for the Company to predict with any certainty the outcome of such litigation. Management believes the claim is without merit and will defend the Company's position vigorously. However, should the matter proceed to trial, costs may be in excess of $65,000 ($100,000 Canadian). These financial statements contain no provision for loss related to the claims.

     A statement of claim was filed against the Company's subsidiary, FL/SysGold by TAP Consulting Ltd. in the amount of $97,828 ($150,000 Canadian). The claim seeks damages and loss of compensation relating to services provided to the Company. It is management's position that the claim is without merit. An indemnity agreement has been obtained from the previous stockholders of FL/SysGold.

7.   LOSS PER SHARE

     Loss per common share is loss for the period divided by the weighted average number of common shares outstanding after retroactive effect of the share consolidation. The effect on earnings per share of the exercise of options and warrants, and the conversion of the convertible securities is anti-dilutive.

8.   SUBSEQUENT EVENTS

     On July 27, 1999, the Company completed a closing of 8% senior subordinated convertible promissory notes and warrants for gross proceeds of $15,000,000. The notes are due on the earlier of (i) July 19, 2001; (ii) the consummation of a public offering of the Company's securities; (iii) the completion of a private placement resulting in gross proceeds of at least $15,000,000; and (iv) the consummation of a merger, combination or the sale of substantially all of the Company's assets, or the purchase by a single entity or person of more than 50% of the Company's voting stock. The notes are convertible into common stock at an exercise price of $8.50 per common share. However, if prior to maturity, the Company completes a private placement of debt or equity securities resulting in gross proceeds of $15,000,000, and the terms of this subsequent placement are acceptable to the agent and the noteholders, the notes will automatically convert as payment for an investment into the securities sold in the subsequent conversion.

     Interest on the notes is payable semi-annually commencing January 31, 2000.

     In addition, 2,250,000 warrants were issued to note holders to purchase common stock at an exercise price of $8.50 per common share. The warrants are exercisable until July 27, 2001, however are callable at the option of the Company on 30 days' notice if (i) the average closing bid price of the Company's common stock for 20 consecutive trading days exceeds $17 and (ii) a registration statement covering the warrant shares has been declared effective by the Securities and Exchange Commission.

     The Company paid a finance fee of $1,350,000 and issued 225,000 warrants to the placement agent. The warrants are exercisable at $8.50 per share and expire July 27, 2001.

     On August 1, 1999, the Company entered into an agreement with an executive of the Company. In accordance with the terms of the agreement, the Company loaned $2,000,000 to the executive which was then used by the executive to purchase 232,829 common shares of the Company. The common stock are escrowed. On October 1, 1999, 29,129 shares will be released from escrow. An additional 29,100 shares will be released from escrow on a quarterly basis commencing January 1, 2000. So long as the executive remains employed by the Company, $250,000 of the principal amount of the loan shall be forgiven on a quarterly basis, commencing October 1, 1999.

            SCHEDULE "I" -- AUDITED FINANCIAL STATEMENTS AND INTERIM
                UNAUDITED FINANCIAL STATEMENTS FOR MICRO VISIONS

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
  Executive LAN Management, Inc., dba Micro Visions

     We have audited the accompanying balance sheets of Executive LAN Management, Inc., dba Micro Visions as of December 31, 1998 and 1997, and the related statements of income, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Executive LAN Management, Inc., dba Micro Visions at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                          [Signed: Ernst & Young LLP]

Irvine California,
April 30, 1999,
Except for Note 8, as to which the date is June 24, 1999

                        EXECUTIVE LAN MANAGEMENT, INC.,
                               DBA MICRO VISIONS

                                 BALANCE SHEETS

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1998          1997
                                                                ----------    ----------
ASSETS
Current assets:
  Cash......................................................    $  157,000    $  690,000
  Accounts receivable, less allowance for doubtful accounts
     of $115,000 in 1998 and $79,000 in 1997................     2,063,000     1,052,000
  Inventories...............................................       815,000       231,000
  Advances due from officers................................         2,000        72,000
  Other current assets......................................        15,000         1,000
                                                                ----------    ----------
Total current assets........................................     3,052,000     2,046,000
Property and equipment, less accumulated depreciation of
  $122,000 in 1998 and $83,000 in 1997......................       389,000        83,000
Other assets................................................       146,000        33,000
                                                                ----------    ----------
Total assets................................................    $3,587,000    $2,162,000
                                                                ==========    ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................    $  797,000    $  169,000
  Line of credit............................................       261,000       150,000
  Income taxes payable......................................       153,000       237,000
  Deferred income taxes.....................................       435,000       235,000
  Accrued expenses and other liabilities....................       464,000       432,000
  Deferred revenues.........................................        73,000        90,000
                                                                ----------    ----------
Total current liabilities...................................     2,183,000     1,313,000
Commitments
Shareholders' equity
Common stock, no par value:
     Authorized shares -- 1,000,000
     Issued and outstanding shares -- 200 in 1998 and
      1997..................................................        10,000        10,000
  Retained earnings.........................................     1,394,000       839,000
                                                                ----------    ----------
Total shareholders' equity..................................     1,404,000       849,000
                                                                ----------    ----------
Total liabilities and shareholders' equity..................    $3,587,000    $2,162,000
                                                                ==========    ==========

                            See accompanying notes.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                               DBA MICRO VISIONS

                              STATEMENTS OF INCOME

                                                                    YEAR ENDED DECEMBER 31
                                                                  --------------------------
                                                                     1998            1997
                                                                  ----------      ----------
Revenues:
Consulting revenues.........................................      $5,088,000      $2,709,000
Software revenues...........................................       3,274,000       1,478,000
Computer equipment sales....................................       4,797,000       4,972,000
Training revenues...........................................         290,000          62,000
Maintenance revenues and other income.......................         220,000         344,000
                                                                  ----------      ----------
                                                                  13,669,000       9,565,000
Costs and expenses:
Cost of revenues............................................       8,867,000       6,734,000
Selling, general and administrative.........................       3,937,000       1,951,000
Interest expense (income), net..............................          10,000         (53,000)
                                                                  ----------      ----------
                                                                  12,814,000       8,632,000
                                                                  ----------      ----------
Income before income taxes..................................         855,000         933,000
Provision for income taxes..................................         178,000         395,000
                                                                  ----------      ----------
Net income..................................................      $  677,000      $  538,000
                                                                  ==========      ==========
Basic and diluted earnings per share........................      $    3,385      $    2,690
                                                                  ==========      ==========
Weighted average shares (basic and diluted).................             200             200
                                                                  ==========      ==========

                            See accompanying notes.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                               DBA MICRO VISIONS

                       STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                 COMMON STOCK
                                                               ----------------    RETAINED
                                                               SHARES   AMOUNT     EARNINGS      TOTAL
                                                               ------   -------   ----------   ----------
Balance at December 31, 1996................................    200     $10,000   $ 301,000    $  311,000
  Net income................................................     --         --      538,000       538,000
                                                                ---     -------   ----------   ----------
Balance at December 31, 1997................................    200     10,000      839,000       849,000
                                                                ---     -------   ----------   ----------
  Net income................................................     --         --      677,000       677,000
  Distributions to shareholders.............................     --         --     (122,000)     (122,000)
                                                                ---     -------   ----------   ----------
Balance at December 31, 1998................................    200     $10,000   $1,394,000   $1,404,000
                                                                ===     =======   ==========   ==========

                            See accompanying notes.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                               DBA MICRO VISIONS

                            STATEMENTS OF CASH FLOWS

                                                                     YEAR ENDED
                                                                     DECEMBER 31
                                                               -----------------------
                                                                  1998         1997
                                                               -----------   ---------
OPERATING ACTIVITIES
Net income..................................................   $   677,000   $ 538,000
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Depreciation and amortization.............................        39,000      20,000
  Change in operating assets and liabilities:
     Accounts receivable....................................    (1,011,000)   (495,000)
     Inventories............................................      (584,000)   (183,000)
     Other current assets...................................       (14,000)         --
     Advance due from officers..............................        70,000     (72,000)
     Other assets...........................................      (113,000)    (25,000)
     Accounts payable and accrued expenses..................       660,000     281,000
     Income taxes payable...................................       (84,000)    237,000
     Deferred income taxes..................................       200,000     141,000
     Deferred revenues......................................       (17,000)     90,000
                                                               -----------   ---------
Net cash (used in) provided by operating activities.........      (177,000)    532,000
INVESTING ACTIVITIES
Purchases of equipment......................................      (345,000)    (50,000)
FINANCING ACTIVITIES
Distribution to shareholders................................      (122,000)         --
Net borrowings (repayment) from/of line of credit...........       111,000     (93,000)
                                                               -----------   ---------
Net cash used in financing activities.......................       (11,000)    (93,000)
Increase (decrease) in cash.................................      (533,000)    389,000
Cash at beginning of year...................................       690,000     301,000
                                                               -----------   ---------
Cash at end of year.........................................   $   157,000   $ 690,000
                                                               ===========   =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid...............................................   $     4,000   $  11,000
Income taxes paid...........................................        62,000      17,000

                            See accompanying notes.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                               DBA MICRO VISIONS

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

     Executive LAN Management dba Micro Visions (the "Company") was incorporated in California in 1993 and is a leading reseller and service provider of thin client/server-based computing systems. The Company also provides a full line of information technology consulting services including internet/intranet consulting, LAN/WAN implementation, internetworking analysis and design, application deployment and desktop management, and Year 2000 consulting. The Company's principal markets are in the U.S.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

REVENUE RECOGNITION

     The Company recognizes consulting revenues upon delivery of service. Software license revenues are recognized upon delivery of the software. Computer equipment sales are recognized upon shipment of the equipment. Training revenues are recognized upon delivery of training services. Maintenance revenues are recognized ratably over the period of the maintenance contract.

UNBILLED ACCOUNTS RECEIVABLES

     Unbilled accounts receivable, representing unbilled consulting services, of $89,000 and $65,000 at December 31, 1998 and 1997, respectively, are included in accounts receivable on the accompanying balance sheets.

INVENTORY

     Inventory is stated at the lower of cost (first-in, first out) or market and primarily consists of prepackaged third party computer software.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                               DBA MICRO VISIONS

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost. Depreciation is computed on a straight-line method based upon the estimated useful lives of the related assets which range from five to seven years. Leasehold improvements are depreciated using the straight-line method over seven years. Property and equipment were comprised of the following:

                                                                  DECEMBER 31
                                                              --------------------
                                                                1998        1997
                                                              ---------    -------
Office furniture............................................  $  90,000    $15,000
Computer equipment..........................................    376,000    149,000
Leasehold improvements......................................     45,000      2,000
                                                              ---------    -------
                                                                511,000    166,000
Less accumulated depreciation and amortization..............   (122,000)   (83,000)
                                                              ---------    -------
                                                              $ 389,000    $83,000
                                                              =========    =======

     LONG-LIVED ASSETS

     Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 121 ("SFAS No. 121"), Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present. Implementation of SFAS No. 121 was immaterial to the financial statements of the Company.

     INCOME TAXES

     Prior to July 1, 1998, the Company utilized the liability method to account for income taxes as set forth in SFAS No. 109, Accounting for Income Taxes. Under the liability method, deferred taxes are determined based on differences between the financial statement and tax bases of assets and liabilities using enacted tax rates.

     Effective July 1, 1998, the stockholders of the Company elected, under Subchapter S of the Internal Revenue Code, to include the Company's income in their own income for federal income tax purposes. Accordingly, the Company is generally not subject to federal income taxes.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Company's financial instruments consist principally of cash, receivables, accounts payable, and borrowings. The Company believes all the financial instruments' recorded values approximate current values.

     CONCENTRATION OF CREDIT RISK

     The Company sells the majority of its products and provides services to various customers, which include a variety of large companies and distributors throughout the United States. In 1998, sales to the Company's largest customer accounted for 10% of total sales. Accounts receivable from that customer represented 12% of total accounts receivable at December 31, 1998. In 1997, sales to the Company's two largest customers accounted for 47% and 19% of total sales. Accounts receivable from those customers aggregated 44% of total accounts receivable at December 31, 1997. The Company provides for uncollectible amounts upon recognition of revenue and when specific credit problems arise. During 1998 and 1997, the Company did not perform credit evaluations on its customers, however, the Company required a twenty-five percent deposit for its first time customers. The Company generally does not require collateral on its accounts receivable.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                               DBA MICRO VISIONS

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     ADVERTISING

     The Company expenses advertising costs as incurred. These costs include promotional literature, direct mailing brochures, telemarketing, and trade shows. Advertising expense for the years ended December 31, 1998 and 1997 was $106,000 and $11,000, respectively.

     NET INCOME PER SHARE

     Effective January 1, 1998, the Company adopted SFAS No. 128, Earnings Per Share, and restated all prior period earnings per share (EPS) data, as required. SFAS No. 128 replaced the presentation of primary and fully diluted EPS pursuant to APB Opinion No. 15, Earnings Per Share, with the presentation of basic and diluted EPS. Basic EPS excludes dilution and is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted net income per share is computed by dividing net income by the weighted average number of common shares outstanding for the period and the dilutive effect, if any, of stock options and warrants outstanding for the period.

     COMPREHENSIVE INCOME

     Effective January 1, 1998, the Company adopted SFAS No. 130, Reporting Comprehensive Income, which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. For the years ended December 31, 1998 and 1997, the Company did not have any components of comprehensive income as defined by SFAS No. 130.

     SEGMENTS OF A BUSINESS ENTERPRISE

     Effective January 1, 1998, the Company adopted SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, SFAS 131 superseded SFAS No. 14, Financial Reporting for Segments of a Business Enterprise. SFAS No. 131 establishes standards for the way that public business enterprises report information about operating segments in annual consolidated financial statements and requires that those enterprises report selected information about operating segments in interim financial reports. SFAS No. 131 also establishes standards for related disclosures about products and services, geographic areas, and major customers. The adoption of SFAS No. 131 did not affect the consolidated results of operations or financial position of the Company.

2.   INCOME TAXES

     Provision (benefit) for income taxes is comprised of the following:

                                                                   DECEMBER 31
                                                               -------------------
                                                                 1998       1997
                                                               --------   --------
Current:
  Federal...................................................   $(22,000)  $201,000
  State.....................................................         --     53,000
                                                               --------   --------
                                                                (22,000)   254,000
                                                               --------   --------
Deferred:
  Federal...................................................    162,000    120,000
  State.....................................................     38,000     21,000
                                                               --------   --------
                                                                200,000    141,000
                                                               --------   --------
Total provision for income taxes............................   $178,000   $395,000
                                                               ========   ========

                        EXECUTIVE LAN MANAGEMENT, INC.,
                               DBA MICRO VISIONS

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets (liabilities) are as follows:

                                                                    DECEMBER 31
                                                               ---------------------
                                                                 1998        1997
                                                               ---------   ---------
Deferred tax assets:
  Depreciation..............................................   $   1,000   $   1,000
                                                               ---------   ---------
Total deferred tax assets...................................       1,000       1,000
                                                               ---------   ---------
Deferred tax liabilities:
  Inventory adjustment......................................    (213,000)    (92,000)
  Accrual to cash adjustment................................    (223,000)   (144,000)
                                                               ---------   ---------
Net deferred tax liabilities................................    (436,000)   (236,000)
                                                               ---------   ---------
Total net deferred tax liabilities..........................   $(435,000)  $(235,000)
                                                               =========   =========

     On July 1, 1998, the Company changed its tax status, as defined by the Internal Revenue Code, to Subchapter S, which eliminated the requirement for the Company to pay federal income taxes as net income is passed through and taxable to the individual stockholders. A state provision for income taxes will be recorded based on a California statutory rate of 1.5% for Subchapter S Corporations.

     Income tax benefit computed at the statutory federal income tax rate (34%) and income tax expense provided in the financial statements differ as follows for the years ended December 31:

                                                                  1998        1997
                                                                --------    --------
Benefit computed at the statutory rate......................    $291,000    $317,000
S Corp income not subject to tax............................    (111,000)         --
Nondeductible expenses......................................      (6,000)      6,000
Statement income tax, net of federal income tax benefit.....      19,000      54,000
Other.......................................................     (15,000)     18,000
                                                                --------    --------
Income tax expense..........................................    $178,000    $395,000
                                                                ========    ========

3.   LINE OF CREDIT

     The Company entered into a $2.5 million line of credit agreement with a financial institution to finance its inventory purchases. The available credit line is based on a percentage of the Company's eligible accounts receivable balance less the outstanding balance owed to the financial institution. The outstanding balance bears interest at prime plus 3.03% (10.78% at December 31, 1998). At December 31, 1998, the unused credit line was $2,134,000. Substantially all of the Company's assets are collateral under the credit agreement.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                               DBA MICRO VISIONS

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4.   COMMITMENTS

     The Company has entered into various operating leases ranging from three to five years for its facilities. Rentals under certain leases have rent escalation clauses as set forth in their respective lease agreements. Future minimum rental commitments as of December 31, 1998 are as follows:

1999.......................................................    $  279,000
2000.......................................................       267,000
2001.......................................................       244,000
2002.......................................................       181,000
2003.......................................................        91,000
                                                               ----------
                                                               $1,062,000
                                                               ==========

     Rent expense was $135,000 and $36,000 for the years ended December 31, 1998 and 1997, respectively.

5.   EARNINGS PER SHARE

     The following table sets forth the computation of basic and diluted earnings per share:

                                                                  DECEMBER 31
                                                              --------------------
                                                                1998        1997
                                                              --------    --------
Numerator:
  Net income................................................  $677,000    $538,000
Denominator:
  Shares used in computing basic and diluted earnings per
     share..................................................       200         200
                                                              ========    ========
Basic and diluted earnings per share........................  $  3,385    $  2,690
                                                              ========    ========

6.   RELATED PARTY TRANSACTIONS

     During 1997 and 1998, the Company made various advances to its officers. Advances in 1997 aggregated $72,000 with one advance to a shareholder in the amount of $68,000. This advance was canceled by the Company in 1998 and recorded as a bonus payment. Outstanding advances to officers at December 31, 1998 was $2,000.

7.   PENSION PLANS

     The Company has three defined contribution pension plans covering employees over the age of 21 years with one year of service. The Company's contribution requirements under these plans range from zero percent to one hundred percent of participants' eligible annual compensation as defined in the plan documents. The Company's combined contributions to these plans for the years ended December 31, 1998 and 1997 were $108,000 and $15,000, respectively.

8.   SUBSEQUENT EVENTS

     On June 2, 1999, the Company and the Company's shareholders signed an Agreement and Plan of Reorganization and Merger (the "Agreement") with FutureLink Distribution Corp. ("FutureLink"). The Agreement provides for a merger of the Company with a subsidiary of FutureLink such that the Company's outstanding stock shall be converted into and become a right to receive the consideration as set forth in the agreement. The merger is to take place as soon as practicable after the satisfaction or waiver of the conditions set forth in the Agreement and is anticipated to be completed by October 1999.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                               DBA MICRO VISIONS

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

9.   IMPACT OF YEAR 2000 (UNAUDITED)

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. The Company has completed an assessment of their IT systems as well as the software and hardware sold to its customers noting that they are Year 2000 compliant. The Company's IT systems primarily consist of its financial reporting system. In July 1998, the Company purchased and implemented a Year 2000 compliant financial reporting software package totaling $42,000. The Company's non-IT systems primarily consist of heating, sprinklers and security equipment at the Company's facilities. The Company will complete its review and remediation of its non-IT systems and its IT systems other than the financial reporting system by October 1, 1999. The Company estimates that the total remaining costs to complete any required modifications, upgrades or replacements of its IT and non-IT systems will not have a material adverse effect on its business or results of operations. The Company has obtained Year 2000 compliant certification letters from its major software and hardware vendors noting that their software and hardware sold by the Company are Year 2000 compliant. However, the failure of the Company's other vendors and suppliers to be fully Year 2000 compliant with regards to their products by January 1, 2000 could result in interruptions in the Company's normal business work operations. The Company is currently developing contingency plans to address the year 2000 issues that may pose a significant risk to the Company's ongoing operations. The Company expects to complete the contingency plans by October 31, 1999.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                                DBA MICROVISIONS
                                 BALANCE SHEETS
                     (SEE BASIS OF PRESENTATION -- NOTE 1)
                         (ALL AMOUNTS STATED IN $U.S.)


                                                                        JUNE 30
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
                                                                       UNAUDITED
ASSETS
CURRENT
Cash........................................................    $  244,000    $  545,000
Accounts receivable, net....................................     3,738,000     1,641,000
Inventory...................................................       423,000       274,000
Other current assets........................................        56,000        51,000
                                                                ----------    ----------
TOTAL CURRENT ASSETS........................................     4,461,000     2,511,000
                                                                ----------    ----------
Capital assets, net.........................................       484,000       137,000
Other assets................................................       224,000        88,000
                                                                ----------    ----------
                                                                   709,000       225,000
                                                                ----------    ----------
TOTAL ASSETS................................................    $5,169,000    $2,736,000
                                                                ==========    ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT
Line of credit..............................................    $  798,000    $  528,000
Accounts payable and accrued liabilities....................     1,945,000       452,000
Income taxes payable........................................       242,000       179,000
Deferred income taxes.......................................       450,000       378,000
Deferred revenues...........................................       119,000       135,000
                                                                ----------    ----------
TOTAL CURRENT LIABILITIES...................................     3,554,000     1,672,000
                                                                ----------    ----------
STOCKHOLDERS' EQUITY
Common stock, no par value:
  Authorized Authorized shares -- 1,000,000
     Issued and outstanding -- 200 in 1999 and 1998.........        10,000        10,000
Retained earnings...........................................     1,605,000     1,054,000
                                                                ----------    ----------
TOTAL SHAREHOLDERS' EQUITY..................................     1,615,000     1,064,000
                                                                ----------    ----------
                                                                $5,169,000    $2,736,000
                                                                ==========    ==========


                            See accompanying notes.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                                DBA MICROVISIONS

                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                         (ALL AMOUNTS STATED IN $U.S.)


                                                                   6 MONTH PERIOD
                                                                   ENDED JUNE 30
                                                              ------------------------
                                                                 1999          1998
                                                              ----------    ----------
                                                                     UNAUDITED
REVENUE
Consulting services.........................................  $3,192,000    $  889,000
Hardware and software sales.................................   5,583,000     3,001,000
Other.......................................................     547,000     1,571,000
                                                              ----------    ----------
                                                               9,322,000     5,461,000
                                                              ----------    ----------
EXPENSES
Hardware and software purchases.............................   4,706,000     2,606,000
Contracts, payroll and benefits.............................   3,077,000     1,754,000
Selling, general and administrative.........................   1,176,000       740,000
Interest....................................................       7,000            --
Depreciation................................................      41,000         3,000
                                                              ----------    ----------
                                                               9,007,000     5,103,000
                                                              ----------    ----------
INCOME BEFORE INCOME TAXES..................................     315,000       358,000
Provision for income taxes (note 2).........................     104,000       143,000
                                                              ----------    ----------
INCOME AND COMPREHENSIVE INCOME FOR THE PERIOD..............  $  215,000    $  215,000
                                                              ==========    ==========
RETAINED EARNINGS, BEGINNING OF PERIOD......................   1,394,000     1,394,000
RETAINED EARNINGS, END OF PERIOD............................  $1,605,000    $1,609,000
                                                              ==========    ==========


                            See accompanying notes.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                                DBA MICROVISIONS

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                         (ALL AMOUNTS STATED IN $U.S.)


                                                                COMMON STOCK
                                                              -----------------     RETAINED
                                                              SHARES    AMOUNT      EARNINGS
                                                              ------    -------    ----------
                                                                         UNAUDITED
BALANCE, DECEMBER 31, 1997..................................   200      $10,000    $  839,000
  Net income................................................                          215,000
                                                               ---      -------    ----------
BALANCE, MARCH 31, 1998.....................................   200       10,000     1,054,000
  Net income................................................                          462,000
  Distributions to stockholders.............................                         (122,000)
                                                               ---      -------    ----------
BALANCE, DECEMBER 31, 1998..................................   200       10,000     1,394,000
  Net income................................................                          211,000
                                                               ---      -------    ----------
BALANCE, JUNE 30, 1999......................................   200      $10,000    $1,605,000
                                                               ===      =======    ==========


                            See accompanying notes.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                                DBA MICROVISIONS

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (ALL AMOUNTS STATED IN $U.S.)

                                                                  6 MONTH PERIOD
                                                                   ENDED JUNE 30
                                                              -----------------------
                                                                 1999          1998
                                                              -----------    --------
                                                                     UNAUDITED
CASH FLOWS USED IN OPERATING ACTIVITIES
Net income for the period...................................  $   210,000    $215,000
Adjustments to reconcile net income to net cash provided by
  operating activities
  Depreciation..............................................       41,000       3,000
  Changes in operating assets and liabilities:
     Accounts receivable....................................   (1,675,000)   (589,000)
     Inventories............................................      392,000     (43,000)
     Other current assets...................................      (39,000)     22,000
     Other assets...........................................      (78,000)    (55,000)
     Accounts payable and accrued expenses..................      789,000     (64,000)
     Deferred revenues......................................       46,000      45,000
                                                              -----------    --------
                                                                 (314,000)   (466,000)
                                                              -----------    --------
CASH FLOWS USED IN INVESTING ACTIVITIES
Capital assets purchased....................................     (136,000)    (57,000)
                                                              -----------    --------
                                                                 (136,000)    (57,000)
                                                              ===========    ========
CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings (repayment) from/of line of credit...........      537,000     378,000
                                                              -----------    --------
                                                                  537,000     378,000
                                                              ===========    ========
INCREASE/(DECREASE) IN CASH.................................       87,000    (145,000)
Cash, beginning of period...................................      157,000     690,000
                                                              -----------    --------
CASH, END OF PERIOD.........................................  $   244,000    $545,000
                                                              ===========    ========

                            See accompanying notes.

                        EXECUTIVE LAN MANAGEMENT, INC.,
                                DBA MICROVISIONS

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 1999 AND 1998
                                  (UNAUDITED)

1.   BASIS OF PRESENTATION

     The accompanying financial statements have been prepared on a consistent basis with that of the annual financial statements and reflect all adjustments which are, in the opinion of management, necessary to reflect a fair presentation for the periods being presented.

2.   INCOME TAXES

     On July 1, 1998, the Company changed its tax status, as defined by the Internal Revenue Code, to Subchapter S, which eliminated the requirement for the Company to pay federal income taxes as net income is passed through and taxable to the individual stockholders. The June 30, 1999 income tax figure includes the federal income taxes related to the income earned by the Company for the period.

3.   PROPOSED CHANGE IN CONTROL

     On June 2, 1999, the Company and the Company's shareholders signed an Agreement and Plan of Reorganization and Merger (the "Agreement") with FutureLink Distribution Corp. ("FutureLink"). The Agreement provides for a merger of the Company with a subsidiary of FutureLink such that the Company's outstanding stock shall be converted into and become a right to receive the consideration as set forth in the agreement. The merger is to take place as soon as practicable after the satisfaction or waiver of each of the conditions set forth in the Agreement and is anticipated to be completed by October 1, 1999.

             SCHEDULE "J" -- PRO FORMA FINANCIAL STATEMENTS SHOWING IMPACT OF THE MICRO VISIONS ACQUISITION ON FUTURELINK
                   AS AT JUNE 30, 1999 AND DECEMBER 31, 1998

                         FUTURELINK DISTRIBUTION CORP.
                            PRO FORMA BALANCE SHEET
                                 JUNE 30, 1999
                                   UNAUDITED
 (ALL AMOUNTS IN UNITED STATES THOUSANDS OF DOLLARS EXCEPT EARNINGS PER SHARE)


                                               MICRO      PRO FORMA         NOTE         PRO FORMA
                                FUTURELINK    VISIONS    ADJUSTMENTS     REFERENCE      CONSOLIDATED
                                ----------    -------    -----------    ------------    ------------
CURRENT
Cash........................     $   258      $  244            --                        $   502
Accounts receivable.........       2,117       3,738            --                          5,855
Prepaid expenses............       1,702          --            --                          1,702
Inventory...................         126         423            --                            549
Other current assets........          --          56            --                             56
                                 -------      ------       -------                        -------
                                   4,203       4,461            --                          8,664
                                 -------      ------       -------                        -------
Capital assets..............       2,298         484            --                          2,782
Other assets................          --         224            --                            224
Goodwill....................       4,628          --       $44,083      (2.1), (2.3)       48,711
Employee and consultants
  base......................       2,284          --            --                          2,284
Investments.................       1,220          --        (1,220)     (2.1), (2.2)           --
                                 -------      ------       -------                        -------
                                  10,430         709        42,863                         54,003
                                 -------      ------       -------                        -------
TOTAL ASSETS................     $14,633      $5,169       $42,863                        $62,665
                                 =======      ======       =======                        =======
CURRENT
Line of credit..............     $   639      $  798            --                        $ 1,437
Accounts payable and accrued
  liabilities...............       1,615       1,945       $   103         (2.2)            3,663
Income taxes payable........          --         242            --                            242
Deferred income taxes.......          --         450            --                            450
Interest payable............         113          --            --                            113
Notes payable...............         152          --            --                            152
Convertible debentures,
  net.......................          88          --            --                             88
Due to former shareholders
  of Micro Visions..........          --          --        11,000         (2.1)           11,000
Deferred revenues...........          50         119            --                            169
                                 -------      ------       -------                        -------
                                   2,657       3,554        11,103                         17,314
                                 -------      ------       -------                        -------
Capital lease obligation....          34          --            --                             34
Convertible debentures,
  net.......................       7,556          --            --                          7,556
Deferred taxes..............         974          --            --                            974
                                 -------      ------       -------                        -------
TOTAL LIABILITIES...........      11,221       3,554        11,103                         25,878
                                 -------      ------       -------                        -------
Paid up shares..............           3          10             3         (2.1)
                                                               (10)        (2.2)                6
Capital in excess of par....      10,663          --        33,372         (2.1)           44,035
To be issued................           2          --            --                              2
Contributed surplus.........      14,636          --            --                         14,636
Cumulative translation
  account...................        (210)         --            --                           (210)
Retained
  Earnings/(Deficit)........     (21,682)      1,605        (1,605)        (2.2)          (21,682)
                                 -------      ------       -------                        -------
                                   3,412       1,615        31,762                         36,787
                                 -------      ------       -------                        -------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY......     $14,633      $5,169       $42,863                        $62,665
                                 =======      ======       =======                        =======


      See accompanying notes to unaudited pro forma financial statements.

                         FUTURELINK DISTRIBUTION CORP.

                     PRO FORMA STATEMENT OF INCOME AND LOSS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                   UNAUDITED
 (ALL AMOUNTS IN UNITED STATES THOUSANDS OF DOLLARS EXCEPT EARNINGS PER SHARE)


                                                          MICRO     PRO FORMA      NOTE       PRO FORMA
                                            FUTURELINK   VISIONS   ADJUSTMENTS   REFERENCE   CONSOLIDATED
                                            ----------   -------   -----------   ---------   ------------
REVENUES
Consulting................................  $   2,346    $3,192           --                 $     5,538
Hardware and software sales...............        884     5,583           --                       6,467
Server farm and other sales...............        225       547           --                         772
                                            ----------   ------      -------                 -----------
                                                3,455     9,322           --                      12,777
                                            ==========   ======      =======                 ===========
EXPENSES
Contracts, payroll and benefits...........      3,224     3,077           --                       6,301
Hardware and software purchases...........        822     4,706           --                       5,528
Selling, general and administration and
  other...................................      2,971     1,176           --                       4,147
Interest expense..........................      7,406         7           --                       7,413
Depreciation..............................        350        41           --                         391
Goodwill and other amortization...........      2,427        --      $ 4,409       (3.1)           6,836
                                            ----------   ------      -------                 -----------
                                               17,200     9,007        4,409                      30,616
                                            ==========   ======      =======                 ===========
NET LOSS FROM OPERATIONS..................    (13,745)      315       (4,409)                    (17,839)
Unusual item..............................       (845)       --           --                        (845)
                                            ----------   ------      -------                 -----------
NET PROFIT/(LOSS) BEFORE TAX..............    (14,590)      315       (4,409)                    (18,684)
Deferred tax benefit......................        238      (104)          --                         134
                                            ----------   ------      -------                 -----------
NET PROFIT/(LOSS) AFTER TAX...............  $ (14,352)   $  211      $(4,409)                $   (18,550)
                                            ==========   ======      =======                 ===========
LOSS PER COMMON SHARE.....................  $   (2.39)                                       $     (1.55)
                                            ----------                                       -----------
WEIGHTED AVERAGE NUMBER OF SHARES
  OUTSTANDING.............................  5,995,831                                (4)      11,995,831
                                            ----------                                       -----------


      See accompanying notes to unaudited pro forma financial statements.

                         FUTURELINK DISTRIBUTION CORP.

                     PRO FORMA STATEMENT OF INCOME AND LOSS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                   UNAUDITED
 (ALL AMOUNTS IN UNITED STATES THOUSANDS OF DOLLARS EXCEPT EARNINGS PER SHARE)

                                                       MICRO      PRO FORMA       NOTE        PRO FORMA
                                        FUTURELINK    VISIONS    ADJUSTMENTS    REFERENCE    CONSOLIDATED
                                        ----------    -------    -----------    ---------    ------------
REVENUES
Consulting..........................    $   1,471     $5,088            --                    $    6,559
Hardware and software sales.........          963      8,071            --                         9,034
Other...............................            3        510            --                           513
                                        ----------    ------       -------                    ----------
                                            2,437     13,669            --                        16,106
                                        ==========    ======       =======                    ==========
EXPENSES
Contracts, payroll and benefits.....        3,662      2,092            --                         5,754
Hardware and software purchases.....          880      6,775            --                         7,655
Selling, general and
  administration....................          691      3,898            --                         4,589
Interest expense....................        1,304         10            --                         1,314
Depreciation........................          119         39            --                           158
Amortization........................          697         --       $ 8,832        (3.1)            9,529
Other expenses......................          295         --            --                           295
                                        ----------    ------       -------                    ----------
                                            7,648     12,814         8,832                        29,294
                                        ==========    ======       =======                    ==========
PROFIT/(LOSS) FROM OPERATIONS.......       (5,211)       855        (8,832)                      (13,188)
Loss on sale of assets..............          (48)        --            --                           (48)
Equity loss of affiliate............         (860)        --            --                          (860)
Minority interest...................           34         --            --                            34
                                        ----------    ------       -------                    ----------
                                             (874)        --            --                          (874)
                                        ==========    ======       =======                    ==========
PROFIT/(LOSS) BEFORE INCOME TAXES...       (6,085)       855        (8,832)                      (14,062)
Provision for income taxes..........          205       (178)           --                            27
                                        ----------    ------       -------                    ----------
NET PROFIT/(LOSS) AFTER TAX.........    $  (5,880)    $  677       $(8,832)                   $  (14,035)
                                        ==========    ======       =======                    ==========
LOSS PER COMMON SHARE...............    $   (1.86)                                            $    (1.53)
WEIGHTED AVERAGE NUMBER OF SHARES
  OUTSTANDING.......................    3,169,314                                   (4)        9,169,314
                                        ----------                                            ----------

      See accompanying notes to unaudited pro forma financial statements.

                         FUTURELINK DISTRIBUTION CORP.

                          NOTES TO UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                     (ALL AMOUNTS IN UNITED STATES DOLLARS)

     On June 2, 1999, FutureLink Distribution Corp. ("FutureLink") entered into an Agreement and Plan of Reorganization and Merger (the "Agreement") with Executive LAN Management, Inc. ("Micro Visions"). The Agreement provides for a merger of Micro Visions with FutureLink such that Micro Visions' outstanding stock shall be sold to FutureLink in exchange for $12,000,000 cash and 6,000,000 FutureLink common shares, as well as contingent consideration of 2,400,000 common shares subject to the achievement of certain targets. The merger is to take place as soon as practicable after the satisfaction or waiver of the conditions set forth in the Agreement and is anticipated to be completed by the end of September 1999.

1. The accompanying unaudited pro forma consolidated financial statements have been prepared by management from the unaudited financial statements of FutureLink and Micro Visions as at June 30, 1999 for the three month period then ended and the audited financial statements of FutureLink and Micro Visions as at December 31, 1998 and for the year then ended, together with other information available to the companies. In the opinion of the management of FutureLink, these pro forma consolidated financial statements include all adjustments necessary for fair presentation in accordance with accounting principles generally accepted in the United States. These pro forma consolidated financial statements may not be indicative of the financial position or the results of operations that actually would have occurred if the events reflected therein had been in effect on the dates indicated nor of the financial position or the results of operations which may be obtained in the future.

     These pro forma financial statements should be read in conjunction with the audited and unaudited financial statements of the companies.

2. The pro forma consolidated balance sheet at June 30, 1999 gives effect to the following assumptions and transactions, all of which will become effective on the date of the fulfillment or waiver of the conditions of the Micro Visions Acquisition Agreement as if the effective date of that agreement was June 30, 1999:


     2.1 The acquisition of all of the outstanding common shares of Micro Visions in exchange for cash consideration of $12,000,000 and 6,000,000 common shares of FutureLink with an ascribed value of $33,375,000 ($1,000 to paid up shares and $33,374,000 to capital in excess of par) based on the average share trading price at the time of signing the Agreement. As at June 30, 1999, $1,000,000 had been paid to the former shareholders of Micro visions as a deposit towards the acquisition. The remaining $11,000,000 will be paid in accordance with the terms of the agreement as follows:


        -- $500,000 July 31, 1999

        -- $500,000 August 31, 1999

        -- $10,000,000 at closing

        The acquisition has been accounted for in these pro forma consolidated financial statements by the purchase method. The purchase price has been allocated to the net assets acquired based on their estimated fair values, as follows:

                         FUTURELINK DISTRIBUTION CORP.

                          NOTES TO UNAUDITED PRO FORMA
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 1999
                     (ALL AMOUNTS IN UNITED STATES DOLLARS)


                                                                        PURCHASE
                                                                       ALLOCATION
                                                                       ----------
                                                                        $(000'S)
         Net assets acquired.........................................   $ 1,615
         Goodwill....................................................    44,083
                                                                        -------
         Purchase price..............................................   $45,698
                                                                        =======
         Consideration:
         Cash........................................................   $12,000
         Common shares of FutureLink.................................    33,375
         Acquisition costs...........................................       323
                                                                        -------
         Total consideration.........................................   $45,698
                                                                        =======


     2.2 The allocation to goodwill of the estimated costs of the acquisition described in 2.1 above, in the amount of $323,000, $103,000 of which was payable and $220,000 of which had been incurred prior to June 30, 1999 and the elimination of the share capital ($10,000) and retained earnings ($1,603,000) of Micro Visions on its acquisition.

     2.3 Additional consideration payable to the former shareholders of Micro Visions has not been reflected in the pro forma consolidated financial statements as the outcome of the contingency cannot be reasonably determined at this time. The additional share consideration, which will be recorded as additional purchase price consideration (goodwill) if and when it becomes payable, is based upon the achievement of the following performance criteria as described in the Agreement for the period from January 1, 1999 to December 31, 1999:

          (a) 1,200,000 FutureLink common shares to be issued if Micro Visions achieves sales in excess of $18,000,000;

          (b) 720,000 FutureLink common shares to be issued if Micro Visions enlists 100 new customers; and

          (c) 480,000 FutureLink common shares to be issued if Micro Visions installs and integrates at least 200 new servers.

     2.4 A dividend which may be declared by Micro Visions prior to closing has not been reflected in the pro forma consolidated financial statements as the amount cannot be reasonably estimated at this time. As per the Agreement, the dividend amount, if any, will be equivalent to the federal and state income tax in respect of income earned by Micro Visions from the beginning of the current fiscal year of Micro Visions (being October 1, 1998) through to closing of the Agreement. The amount of any dividend paid would result in a corresponding amount being allocated to goodwill.

3. The pro forma consolidated statements of income for the six months ended June 30, 1999 and the year ended December 31, 1998 give effect to the acquisition of Micro Visions as described in 2.1 and 2.2 above which will become effective on the date of the fulfillment or waiver of the conditions of the Agreement as if the transactions had occurred January 1, 1999, and January 1, 1998, respectively. The following adjustments are reflected:

     3.1 The amortization of goodwill attributable to the allocation of the purchase price of Micro Visions in excess of the carrying value of the net assets acquired (see 2.1 and 2.2 above) calculated on a straight line basis over a period of 5 years.

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
                         FUTURELINK DISTRIBUTION CORP.

                          NOTES TO UNAUDITED PRO FORMA
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 1999
                     (ALL AMOUNTS IN UNITED STATES DOLLARS)

4. The weighted average number of shares outstanding and the loss per share give retroactive effect to the share consolidation of 5 to 1 on June 1, 1999.

     The weighted average number of shares outstanding has been adjusted to give effect to the shares issued upon acquisition of Micro Visions as though they had been outstanding as at the beginning of the period. The weighted average number of shares outstanding does not include the contingent share consideration.

     Fully diluted earnings per share does not differ from basic earnings per share.

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